                               AGREEMENT OF LEASE

                                     between

                        NEWPORT OFFICE CENTER IV CO., LLC

                                    Landlord

                                       and

                            KNIGHT SECURITIES, L. P.

                                     Tenant

                       Entire Second Through Sixth Floors
                            and certain storage space
                            Newport Office Center IV
                            545 Washington Boulevard
                             Jersey City, New Jersey

                        Squire, Sanders & Dempsey L.L.P.
                                 350 Park Avenue
                            New York, New York 10022

                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
ARTICLE 1         TERM; RENEWAL TERM; COMMENCEMENT AND EXPIRATION
                   DATE; END OF TERM.............................................................................  1

ARTICLE 2         FIXED RENT; ADDITIONAL RENT; ADDITIONAL CHARGES................................................  5

ARTICLE 3         OCCUPANCY; PERMITTED USE; RESTRICTED USES...................................................... 14

ARTICLE 4         ALTERATIONS.................................................................................... 16

ARTICLE 5         MAINTENANCE AND REPAIRS........................................................................ 21

ARTICLE 6         WINDOW CLEANING................................................................................ 22

ARTICLE 7         LEGAL REQUIREMENTS; FLOOR LOADS................................................................ 22

ARTICLE 8         SUBORDINATION; ATTORNMENT; MODIFICATIONS....................................................... 24

ARTICLE 9         INSURANCE; PROPERTY LOSS; DAMAGE; REIMBURSEMENT;
                   INDEMNITY; EXCULPATION AND NON-LIABILITY...................................................... 27

ARTICLE 10        DESTRUCTION, FIRE AND OTHER CASUALTY........................................................... 32

ARTICLE 11        EMINENT DOMAIN................................................................................. 34

ARTICLE 12        ASSIGNMENT; SUBLETTING; MORTGAGE, ETC.......................................................... 35

ARTICLE 13        ELECTRICITY.................................................................................... 42

ARTICLE 14        ACCESS TO PREMISES............................................................................. 44

ARTICLE 15        PARKING........................................................................................ 45

ARTICLE 16        DEFAULT........................................................................................ 47

ARTICLE 17        REMEDIES AND DAMAGES........................................................................... 50

ARTICLE 18        TENANT'S EXPANSION OPTIONS..................................................................... 52

ARTICLE 19        BUILDING ALTERATIONS AND MANAGEMENT; CHANGES IN
                   BUILDING FACILITIES, SYSTEMS AND NAME; BUILDING
                   DIRECTORY..................................................................................... 55

ARTICLE 20        NO REPRESENTATIONS BY LANDLORD................................................................. 56

ARTICLE 21        QUIET ENJOYMENT................................................................................ 56

ARTICLE 22        WAIVERS........................................................................................ 56

ARTICLE 23        WAIVER OF TRIAL BY JURY........................................................................ 57

ARTICLE 24        SERVICES....................................................................................... 57

ARTICLE 25        INABILITY TO PERFORM; INDEPENDENT COVENANTS.................................................... 61

ARTICLE 26        BILLS AND NOTICES.............................................................................. 62

ARTICLE 27        CONSTRUCTION OF LEASE.......................................................................... 63

ARTICLE 28        ADJACENT EXCAVATION; SHORING................................................................... 64

ARTICLE 29        RULES AND REGULATIONS.......................................................................... 64

ARTICLE 30        SECURITY DEPOSIT............................................................................... 64

ARTICLE 31        BROKER......................................................................................... 66

ARTICLE 32        CONSENTS....................................................................................... 66

ARTICLE 33        ESTOPPEL CERTIFICATES.......................................................................... 67

ARTICLE 34        ARBITRATION.................................................................................... 68

ARTICLE 35        INTENTIONALLY OMITTED.......................................................................... 69

                                       (i)

ARTICLE 36        LANDLORD'S PERFORMANCE OF THE LANDLORD'S WORK;
                   TENANT'S PERFORMANCE OF THE TENANT'S INITIAL
                   ALTERATIONS AND LANDLORD'S PAYMENT OF LANDLORD'S
                   CONTRIBUTION TOWARDS SUCH TENANT WORK......................................................... 69

ARTICLE 37        MISCELLANEOUS.................................................................................. 75

ARTICLE 38        GUARANTY OF LEASE.............................................................................. 77

ARTICLE 39        TENANT'S NON-EXCLUSIVE RIGHT TO USE A PORTION OF THE
                   EXISTING BUILDING'S ROOF; TENANT'S RIGHT TO THE USE OF THE ROOF OF THE ANNEX.................. 77

EXHIBIT A         FIRST FLOOR PLAN OF THE EXISTING BUILDING AND FLOOR
                   PLANS OF THE PREMISES

EXHIBIT A-1       NEWPORT SITE PLAN

EXHIBIT B         FIXED RENT SCHEDULE

EXHIBIT C         CLEANING SPECIFICATIONS AND SCHEDULE

EXHIBIT D         VENTILATED/COOLED AIR PERFORMANCE CRITERIA

EXHIBIT E         RULES AND REGULATIONS

EXHIBIT E-1       CONSTRUCTION RULES AND PROCEDURES

EXHIBIT F         FORM OF MEMORANDUM OF LEASE

EXHIBIT G         FORM OF GUARANTY

EXHIBIT H         TERMS AND CONDITIONS OF THE ANTENNA INSTALLATION

EXHIBIT I         TERMS AND CONDITIONS OF THE EPS GENERATOR NSTALLATION

EXHIBIT J         ROOF PLAN OF THE EXISTING BUILDING AND ROOF PLAN OF THE ANNEX

EXHIBIT K         FORM OF ESTOPPEL CERTIFICATE

EXHIBIT L         TENANT'S FORM OF CONFIDENTIALITY AGREEMENT

SCHEDULE 1        LIST AND DESCRIPTION OF THE BUILDING PLANS AND
                   SPECIFICATIONS FOR THE EXISTING BUILDING AND THE ANNEX

SCHEDULE 1-A      LIST AND DESCRIPTION OF BUILDING SERVICE SYSTEMS SERVICING THE PREMISES

SCHEDULE 2        DESCRIPTION OF THE BASE BUILDING WORK FOR THE PREMISES

SCHEDULE 3        OVERTIME COSTS FOR THE TWELVE MONTH PERIOD FOLLOWING THE COMMENCEMENT DATE

SCHEDULE 4        LISTING OF LESSORS AND MORTGAGEES EXISTING AS OF THE DATE OF THIS LEASE

SCHEDULE 5        RENTABLE SQUARE FEET OF EACH OFFICE FLOOR OF THE BUILDING

                                      (ii)

                              INDEX TO DEFINITIONS

A/C System                                                Section 24.3(A)
Additional Charges                                        Section 2.2(A)
Additional Rent                                           Section 2.1(B)
Affiliate                                                 Section 12.5(A)(5)
Alteration                                                Section 4.1(A)
Annex                                                     Section 36.1(D)
Annex A/C Unit                                            Schedule 1-A
Annex Heating System                                      Schedule 1-A
Antenna                                                   Exhibit H
Antenna Equipment                                         Exhibit H
Antenna Installation                                      Exhibit H
Antenna Plans                                             Exhibit H
Appraiser                                                 Section 2.7(B)(3)
Approved Satellite Dish Area                              Section 39.1(A)
ASC Expiration Date                                       Section 18.1(A)
ASP                                                       Section 13.5
Assessed Valuation                                        Section 2.2(B)(2)
Assessments                                               Section 2.2(B)(12)

Bankruptcy Code                                           Section 12.12(A)
Bankruptcy Event(s)                                       Section 16.1(D)(7)
Base Building Work                                        Section 36.1(C)
Base Operating Costs Amount                               Section 2.2(B)(14)
Base Tax Amount                                           Section 2.2(B)(13)
BEIP                                                      Section 1.4(A)
BMS                                                       Schedule 1-A
Building                                                  Witnesseth Clause
Building Condenser Water System                           Section 24.3(C)
Building Plans                                            Section 36.1(A)
Building Plans Work                                       Section 36.1(A)
Buildings Department                                      Section 4.3
Building Systems                                          Section 2.2(B)(8)
Business Days                                             Section 24.1(A)
Business Hours                                            Section 24.1(A)

Certificate of Occupancy                                  Section 3.1(B)
Code                                                      Section 36.7
Commencement Date                                         Section 1.1(A)
Comparable Market                                         Section 2.7(A)
Comparison Year                                           Section 2.2(B)(7)
Consumer Price Index                                      Section 2.4(B)(1)
Control                                                   Section 12.5
Cosmetic Changes                                          Section 4.1(A)(3)

Declaration                                               Section 2.2(B)(11)
Default Expenses                                          Section 17.2(A)(3)
Deficiency                                                Section 17.2(A)(3)
DEP                                                       Section 7.5(B)

EDA                                                       Section 1.4(A)
Environmental Laws                                        Section 7.5(A)
EPS                                                       Section 39.2(A)
EPS Generator                                             Section 39.2(A)
EPS Generator Enclosure                                   Section 39.2(A)
EPS Generator Fuel Pipe                                   Section 39.2(A)
EPS Generator Installation                                Section 39.2(A)
EPS Generator Location                                    Section 39.2(A)
Equipment                                                 Section 39.2(A)

                                      (iii)

Event of Default                                          Section 16.1
Existing Building                                         Section 36.1(D)
Expansion Notice                                          Section 18.2(A)
Expansion Space                                           Section 18.2(A)
Expiration Date                                           Section 1.1(A)

Fair Market Rent                                          Section 2.7(A)
Final Tenant's Plans                                      Section 36.9(A)
First Renewal Notice                                      Section 1.3(A)
First Renewal Option                                      Section 1.3(A)
First Renewal Term                                        Section 1.3(A)
First Renewal Term Commencement Date                      Section 1.3(A)
First Renewal Term Expiration Date                        Section 1.3(A)
First Rental Period                                       Exhibit B
Fixed Expiration Date                                     Section 1.1(A)
Fixed Rent                                                Section 2.1(A)
Fourth Rental Period                                      Exhibit B
Frequency Change                                          Exhibit H
Fuel Tank                                                 Section 39.2(A)
Fuel Tank Location                                        Section 39.2(A)

GAAP                                                      Section 2.2(B)(8)
Garage Access Cards                                       Section 15.9
Generator Plans                                           Exhibit I
Ground Lease                                              Section 8.6
Guarantor                                                 Article 38
Guaranty                                                  Article 38

Heating System                                            Section 24.2(A)
Hoistway Area                                             Section 36.2(B)
HVAC                                                      Schedule 1-A

Indemnitees                                               Section 9.1(B)
Initial Term                                              Witnesseth Clause
Installation                                              Section 39.1(A)
Insurance Body/Bodies                                     Section 7.1(A)
Interest Rate                                             Section 2.1(H)
Interim Electric Payment                                  Section 13.7
Investment Grade Credit                                   Section 12.9(B)
ISO                                                       Section 19.2(C)
Issuing Bank                                              Section 30.1(A)

Landlord                                                  Preamble
Landlord Related Entity                                   Section 12.5(A)(5)
Landlord's Delay                                          Section 36.2(1)
Landlord's Determination                                  Section 2.7(B)(1)
Landlord's Notice                                         Section 2.7(B)(3)
Landlord's Offer Notice                                   Section 18.3(A)
Landlord's Work                                           Section 36.1(C)
LeFrak Family                                             Section 12.5(A)(5)
LeFrak REIT                                               Section 12.5(A)(5)
Legal Authority/Authorities                               Section 7.1(A)
Legal Requirements                                        Section 7.1(A)
Lessor(s)                                                 Section 8.1
Letter of Credit                                          Section 30.1(A)
Location                                                  Exhibit H

Moody's                                                   Section 12.9(B)
Mortgage                                                  Section 4.2
Mortgagee(s)                                              Section 8.1
Mutual Determination                                      Section 2.7(B)(3)

                                      (iv)

Newport Remedial Plan                                     Section 36.7
NEWPORT Site Plan                                         Witnesseth Clause
NOC I                                                     Section 12.5(A)(5)
NOC III                                                   Section 12.5(A)(5)
NOC V                                                     Section 3.5
Nondisturbance Agreement                                  Section 8.1(A)
Non-Renewal Notice                                        Section 30.5
Non-Structural Alterations                                Section 4.1(A)(3)

Offer Space                                               Section 18.3(A)
Offer Space Commencement Date                             Section 18.3(A)
Operating Costs                                           Section 2.2(B)(8)
Operating Payment                                         Section 2.4(A)
Operating Statement                                       Section 2.2(B)(9)
Option Notice                                             Section 18.1(A)
Option Space                                              Section 18.1(A)
Option Space Commencement Date                            Section 18.1(A)
Other Buildings                                           Section 12.5(A)(5)
Other Communications Equipment                            Exhibit H

Parking Garage                                            Section 15.1(A)
Parking Operator                                          Section 15.1(C)
Parking Spaces                                            Section 15.1(A)
Parties                                                   Section  9.9(A)
Partnership Tenant                                        Section 37.5
Permits                                                   Section 4.4(A)
Permitted Tenant                                          Section 12.9(A)
Permitted Use                                             Section 3.1
Phase                                                     Section 36.1(C)
Phase 1 Base Building Work                                Schedule 2
Phase 2 Base Building Work                                Schedule 2
Plaza Sign                                                Section 19.2(B)
POA                                                       Section 2.2(B)(11)
Premises                                                  Witnesseth Clause
Prevailing Rate                                           Section 12.5(A)(4)
Property                                                  Section 2.2(B)(1)

Renewal Notice(s)                                         Section 1.3(A)
Renewal Option(s)                                         Section 1.3(A)
Renewal Term(s)                                           Section 1.3(A)
Renewal Term Commencement Date(s)                         Section 1.3(A)
Renewal Term Expiration Date(s)                           Section 1.3(A)
Rent                                                      Section 2.1(B)
Rental Period                                             Exhibit B
Rental Value                                              Section 2.7(A)
Rent Commencement Date                                    Section 2.1(A)
Rent Notice                                               Section 2.7(B)(1)
Restricted Uses                                           Section 3.4
Routing                                                   Exhibit H
Rules and Regulations                                     Section 29.1

S&P                                                       Section 12.9(B)
Second Renewal Notice                                     Section 1.3(A)
Second Renewal Option                                     Section 1.3(A)
Second Renewal Term                                       Section 1.3(A)
Second Renewal Term Commencement Date                     Section 1.3(A)
Second Renewal Term Expiration Date                       Section 1.3(A)
Second Rental Period                                      Exhibit B
Security Deposit                                          Section 30.1
Specialty Alterations                                     Section 4.6(A)
Structural Alterations                                    Section 4.1(A)(2)
Structural Elements                                       Section 4.1(A)(2)

                                       (v)

Substantial Completion Date                               Section 36.5(A)
Substantial Completion of Work Notice                     Section 36.5(A)
Substantially Complete                                    Section 36.5(B)
Successor Landlord                                        Section 8.1(B)
Superior Lease                                            Section 4.2
Support                                                   Exhibit H

Tax Agreement                                             Section 2.2(B)(1)
Taxes                                                     Section 2.2(B)(1)
Tax Payment                                               Section 2.3(A)
Tax Statement                                             Section 2.2(B)(10)
Tax Year                                                  Section 2.2(B)(3)
Tenant                                                    Preamble
Tenant's Assignment/Subletting Notice                     Section 12.4(A)
Tenant's Broker                                           Article 31
Tenant's Delay                                            Section 36.2(C)
Tenant's Determination                                    Section 2.7(B)(2)
Tenant's Initial Alterations                              Section 4.1(A)(1)
Tenant's Notice                                           Section 2.7(B)(2)
Tenant's Offer Notice                                     Section 18.3(B)
Tenant's Operating Share                                  Section 2.2(B)(5)
Tenant's Property                                         Section 4.6(B)
Tenant's Repair Notice                                    Section 36.5(A)
Tenant's Tax Share                                        Section 2.2(B)(6)
Term                                                      Witnesseth Clause
Third Rental Period                                       Exhibit B

Unavoidable Delays                                        Section 25.1(A)

Wiring                                                    Exhibit H

                                      (vi)

AGREEMENT OF LEASE (the "Lease"), made as of this ___ day of May, 2000, by and between NEWPORT OFFICE CENTER IV CO., LLC, a New Jersey limited liability company, having an address at 97-77 Queens Boulevard, Rego Park, New York 11374 ("Landlord") and KNIGHT SECURITIES, L. P., a Delaware limited partnership, having an address at 525 Washington Boulevard, Jersey City, New Jersey 07310 ("Tenant").

                                   WITNESSETH:

                Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to the provisions of this Lease, the entire second (2nd) through sixth (6th) floors as shown by hatching on the floor plans annexed hereto as Exhibit A and made a part hereof in the Existing Building, the entire second (2nd) and fourth (4th) floors also as shown by hatching (there being no third (3rd) floor or fifth (5th) floor) and the storage area (being on the first floor) in the Annex (collectively, the "Premises"). The area of each floor of the Building shown on Schedule 5 hereto is the agreed upon area of such floor for all purposes hereof. The Existing Building and the Annex are each a part of the building to be constructed as hereinafter provided in the NEWPORT development, on that certain plot or parcel of land (the "Land"), substantially in the location as shown on the NEWPORT site plan annexed hereto as Exhibit A-1 and made a part hereof, by the designation "NEWPORT OFFICE CENTER IV", to be located at 545 Washington Boulevard and to be initially known as Newport Office Center IV, (the "Building") in the City of Jersey City, County of Hudson, and State of New Jersey, subject to all liens, encumbrances, easements, restrictions, covenants, zoning laws and regulations affecting and governing the Premises, provided that Tenant's rights to, and use and occupancy of, the Premises shall not be materially affected thereby, for (x) the initial term of twenty (20) years (the "Initial Term"), to commence on the Commencement Date and to end on the Fixed Expiration Date, both dates inclusive, and (y) for any Renewal Term, if properly exercised by Tenant in accordance with the terms and provisions of this Lease (collectively, the "Term"), at the Rent.

                The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and permitted assigns, hereby covenant as follows:

                                    ARTICLE 1

                        TERM; RENEWAL TERM; COMMENCEMENT
                        AND EXPIRATION DATE; END OF TERM

        Section 1.1.    (A)     The Term shall (1) commence on the date on which
Landlord and/or Landlord's contractors shall have "substantially completed" the performance of the Phase 1 Base Building Work (the "Commencement Date") and (2) end at noon (a) if no Renewal Option is properly exercised, on the last day of the calendar month in which the day preceding the twentieth (20th) anniversary of the Rent Commencement Date occurs ("Fixed Expiration Date"), or (b) on such earlier date upon which the Initial Term may expire or be canceled or terminated pursuant to any of the terms, conditions or covenants of this Lease or pursuant to law, or (c) on the expiration date or earlier termination of any Renewal Term properly exercised by Tenant hereunder (the Fixed Expiration Date, or any earlier termination date of this Lease, as aforesaid, or the expiration or earlier termination of any properly exercised Renewal Term, is called the "Expiration Date").

                (B) If Landlord is unable to give possession of the Premises because of the fact that a Certificate of Occupancy for the common areas and core spaces of the Building, to be provided by Landlord as set forth in Section 3.2, has not been procured, or for any other reason, Landlord shall not be subject to any liability and Tenant hereby waives any claims against Landlord for failure to give possession and, except as hereinafter specifically set forth, the validity of the Lease shall not be impaired under such circumstances.

                (C)     If the Commencement Date has not occurred within four
(4) years from the date this Lease has been executed and delivered by the parties hereto, this Lease shall automatically terminate without further action by Landlord or Tenant, whereupon the parties hereto shall be freed from and relieved of all further obligations arising under this Lease, except as set forth in Article 31 hereof. If the Commencement Date has not occurred by the second

(2nd) anniversary of the date hereof, then Tenant shall have the right to terminate this Lease by notice to Landlord given within sixty (60) days thereafter, whereupon the parties hereto shall be freed and relieved of all further obligations arising under this Lease, except as set forth in Article 31 hereof.

                (D) After the determination of the Commencement Date, Landlord and Tenant, upon demand of either party, shall enter into a written agreement setting forth the Commencement Date and the Fixed Expiration Date, but the failure to execute such an agreement shall not affect the validity of the Commencement Date or the Fixed Expiration Date as finally determined.

        Section 1.2.    (A)     On or before 11:59 P.M. on the Expiration Date,
Tenant shall quit and surrender to Landlord the Premises, vacant, broom clean, in good order and condition, ordinary wear, tear and casualty excepted, and Tenant shall remove all Tenant's Property and specifically comply with the requirements of Sections 4.6, 7.1 and 7.5 hereof. Tenant's obligation to observe or perform this covenant shall survive the Expiration Date. In addition, Landlord shall have the right, at its option, to treat any substantial failure by Tenant to comply with this covenant, in the absence of a bona fide dispute as to what Tenant is obligated to remove, as a form of holding over and in that event, Landlord shall be entitled to all of its rights and remedies hereunder with respect to a holdover by Tenant.

                (B) Tenant acknowledges that possession of the Premises must be surrendered to Landlord on the Expiration Date in the condition required hereunder. Tenant further acknowledges, recognizes and agrees that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises on the Expiration Date, as aforesaid, will be substantial, will exceed the amount of the monthly installments of the Rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Premises is not surrendered to Landlord upon the Expiration Date in full compliance with the terms of this Lease, then in addition to any and all other rights or remedies Landlord may have hereunder, in equity or at law, and without in any manner limiting Landlord's right to demonstrate and collect any damages suffered by Landlord and arising from Tenant's failure to surrender the Premises as provided herein (other than consequential damages, including, without limitation, any damages which Landlord suffers as a result of losing another tenant or prospective tenant, which Landlord hereby waives), Tenant shall pay to Landlord (1) for the first month or portion thereof during which Tenant holds over in the Premises after the Expiration Date, on account of the use and occupancy thereof, a sum equal to a pro-rata portion of the aggregate of that portion of the Fixed Rent and Additional Rent which was payable under this Lease during the last month of the Term, based upon the actual number of days for which Tenant holds over; (2) for each of the second through fifth months or any portion thereof during which Tenant holds over in the Premises after the Expiration Date, on account of the use and occupancy thereof, a sum equal to a pro-rata portion of one and one-half (1 1/2) times the aggregate of that portion of the Fixed Rent and Additional Rent which was payable under this Lease during the last month of the Term, based upon the actual number of days for which Tenant holds over; and (3) for each month and portion of a month thereafter during which Tenant holds over in the Premises after the Expiration Date, on account of the use and occupancy thereof, a sum equal to a pro-rata portion of two (2) times the aggregate of that portion of the Fixed Rent and Additional Rent which was payable under this Lease during the last month of the Term, based upon the actual number of days for which Tenant holds over. The parties agree that such amount is a reasonable forecast of just compensation for the damage to Landlord that will result from such failure to timely surrender possession of the Premises and the parties further agree that the damage to Landlord that will result from such failure is one that is incapable or very difficult to estimate, and that the aforesaid amount is specifically acknowledged and agreed to be fair and reasonable, and not a penalty.

                (C) Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date, and no acceptance by Landlord of payments from Tenant after the Expiration Date shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Section 1.2. The acceptance of any Rent paid by Tenant pursuant to this Section 1.2 shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding. It is further stipulated and agreed that if Landlord shall, at any time after the Expiration Date, proceed to remove Tenant from the Premises as a holdover, the Rent for the use and occupancy of the Premises during any holdover period shall be calculated in the manner as set forth above.

                (D) Tenant expressly waives, for itself and for any person claiming by, through or under Tenant, any rights which Tenant or any such person may have under the provisions of any law, ordinance or regulation of any Legal Authority then in force permitting or mandating the issuance of a "stay" in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this Section 1.2. If Tenant shall holdover or remain in possession of any portion of the Premises beyond the Expiration Date, Tenant shall be subject to summary proceedings and all damages related thereto, including without limitation, reasonable attorneys' fees and disbursements actually incurred by Landlord.

                (E) All damages to Landlord by reason of such holding over by Tenant may be the subject of a separate action and need not be asserted by Landlord in any summary proceedings against Tenant. Tenant's obligations under this Section 1.2 shall survive the Expiration Date.

        Section 1.3     (A)     (1)     Tenant shall have the option (the "First
Renewal Option") to extend the Initial Term for an additional five (5) year period (the "First Renewal Term"), which First Renewal Term shall commence on the date immediately succeeding the Fixed Expiration Date (the " First Renewal Term Commencement Date") and end on the fifth (5th) anniversary of the Fixed Expiration Date (the "First Renewal Term Expiration Date"), provided, however, that this Lease shall not have been previously terminated and that Tenant shall not be in default beyond any applicable notice and grace periods in the observance of any of the terms, covenants or conditions of this Lease on the date Tenant gives Landlord written notice (the "First Renewal Notice") of Tenant's election to exercise the First Renewal Option or at any time prior to the First Renewal Term Commencement Date. The First Renewal Option may be exercised only with respect to the entire Premises or, subject to Section 1.3(F), a portion of the Premises that includes all of the Premises recited herein below the sixth (6th) floor of the Building, and shall be exercisable by Tenant's delivering the First Renewal Notice to Landlord no earlier than twenty-four (24) months nor later than eighteen (18) months prior to the Fixed Expiration Date, TIME BEING OF THE ESSENCE with respect to the giving of the First Renewal Notice.

                        (2) Tenant shall have a further and final option (the "Second Renewal Option") to extend the Term for an additional and final five (5) year period (the "Second Renewal Term"), which Second Renewal Term shall commence on the date immediately succeeding the First Renewal Term Expiration Date (the "Second Renewal Term Commencement Date") and end on the fifth (5th) anniversary of the First Renewal Term Expiration Date (the "Second Renewal Term Expiration Date"), provided, however, that Tenant shall have exercised the First Renewal Option in accordance herewith, this Lease shall not have been previously terminated and that Tenant shall not be in default beyond any applicable notice and grace periods in the observance of the terms, covenants or conditions of this Lease on the date Tenant gives Landlord written notice (the "Second Renewal Notice") of Tenant's election to exercise the Second Renewal Option or at any time prior to the Second Renewal Term Commencement Date. The Second Renewal Option may be exercised only with respect to the entire Premises or, subject to Section 1.3(F), a portion of the Premises that includes all of the Premises recited herein below the sixth (6th) floor of the Building, and shall be exercisable by Tenant's delivering the Second Renewal Notice to Landlord no earlier than twenty-four (24) months nor later than eighteen (18) months prior to the First Renewal Term Expiration Date, TIME BEING OF THE ESSENCE with respect to the giving of the Second Renewal Notice. Tenant shall have no further right or option to extend or renew the Term beyond the Second Renewal Term Expiration Date.

                        (3)     (a)     The First Renewal Option and the Second
Renewal Option are each individually referred to herein as a "Renewal Option" and are collectively referred to herein as the "Renewal Options". (b) The First Renewal Term and the Second Renewal Term are each individually referred to herein as a "Renewal Term" and are collectively referred to herein as the "Renewal Terms". (c) The First Renewal Term Commencement Date and the Second Renewal Term Commencement Date are individually referred to herein as a "Renewal Term Commencement Date" and are collectively referred to herein as the "Renewal Term Commencement Dates". (d) The First Renewal Term Expiration Date and the Second Renewal Term Expiration Date are individually referred to herein as the "Renewal Term Expiration Date"

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and are collectively referred to herein as the "Renewal Term Expiration Dates".
(e) The First Renewal Notice and the Second Renewal Notice are each individually referred to herein as a "Renewal Notice" and are collectively referred to herein as the "Renewal Notices".

                (B) In the event that Tenant timely and validly exercises the Renewal Option for the Renewal Term as hereinafter provided, the Term shall automatically be deemed to be extended to, and include the Renewal Term, and the Renewal Term Expiration Date shall be deemed to be the Fixed Expiration Date of this Lease for all purposes hereof.

                (C) Tenant covenants and agrees that with respect to its exercise of the Renewal Option as set forth in this Section 1.3, Tenant will not exercise the Renewal Option unless Tenant shall intend to occupy at least four
(4) full floors of the then Premises and the Renewal Option shall, at Landlord's option, be rendered void and of no force and effect, and the Term shall immediately come to an end if Tenant shall not actually occupy at least four (4) full floors of the Premises as aforesaid on the Renewal Term Commencement Date.

                (D) Notwithstanding anything to the contrary contained in this Lease, the term "Tenant" when used in this Section 1.3 shall be deemed to refer to and mean only the Tenant named in this Lease and any of the successor and affiliated entities described in Section 12.9 hereof, and shall not include any other assignee (whether permitted or otherwise) or other successor-in-interest (immediate or remote) of the Tenant named herein; it being agreed and understood that the Renewal Option and the other rights set forth in this Section 1.3 have been granted only to the Tenant named herein (and only such specified successors and affiliates) for its sole and exclusive benefit, for so long as such entity is the holder of Tenant's estate and interest granted by this Lease, and that neither the Renewal Option nor any other rights set forth in this Section 1.3 may be transferred or conveyed to any other person or entity.

                (E) If Tenant exercises a Renewal Option, such Renewal Term shall be upon the same terms, covenants and conditions as those contained in this Lease, except that: (a) the Fixed Rent shall be deemed to mean the Fixed Rent as determined pursuant to Section 2.7 below; (b) Tenant shall not be entitled to any work allowance or credit or any waiver of Fixed Rent, Additional Rent or any other rent concession during the Renewal Term other than as contemplated herein in connection with any casualty or condemnation; and (c) such Renewal Option shall not again be available to Tenant.

                (F) If Tenant exercises a Renewal Option with respect to less than all of the then Premises, then (1) such part must contain all of the Premises below the sixth (6th) floor of the Building, and consist of contiguous full floors; (2) the Renewal Notice must specify the portion of the Premises as to which Tenant is renewing the Lease, in the absence of which Tenant shall be deemed to be exercising the Renewal Option for the then entire Premises; (3) as of the Fixed Expiration Date or the First Renewal Term Expiration Date, as the case may be, (a) Tenant shall have no further right to occupy the portion of the Premises as to which Tenant has not exercised the Renewal Option, including in connection with the exercise of any subsequent Renewal Option, (b) such portion shall no longer be deemed to be a part of the Premises for all purposes of this Lease, and Tenant shall execute such agreement as Landlord may reasonably request by which Tenant surrenders such portion to Landlord and such portion is released from coverage of this Lease, (c) Tenant's Tax Share and Tenant's Operating Share shall be proportionately reduced, and (d) the number of Parking Spaces to which Tenant shall be entitled shall be proportionately reduced.

        Section 1.4     (A)     Notwithstanding anything to the contrary stated
hereinabove, Tenant has advised Landlord that Tenant intends to file an application with the State of New Jersey Business Employment Incentive Program (the "BEIP"), a special business assistance program to provide grants to eligible businesses. The anticipated economic incentives provided by the BEIP are material to Tenant's decision to enter into this Lease with Landlord. Tenant will diligently pursue and file a complete and accurate application for the BEIP in sufficient time to be calendared for the May, 2000 meeting of the New Jersey Economic Development Authority ("EDA") Board.

                (B) If Tenant should not be awarded the maximum BEIP grant, which Tenant represents is necessary to make the Premises the lowest cost alternative, Tenant may terminate this Lease by providing Landlord with written notice no later than May 15, 2000, TIME BEING OF THE ESSENCE.

                (C) If Tenant shall fail to timely provide the aforesaid termination notice by the date set forth in (B) above, this Lease shall continue in full force and effect, binding upon Landlord and Tenant, notwithstanding Tenant's failure to obtain the BEIP benefits, as aforesaid.

                (D) Notwithstanding Tenant's failure to obtain the BEIP benefits, this Lease shall continue in full force and effect, binding upon Landlord and Tenant as aforesaid, if the denial of the maximum BEIP grant is due to:

                        1. The failure of Tenant to submit a complete and accurate application to EDA in such time as to allow for consideration by EDA at its May, 2000 Board meeting;

                        2. The failure of Tenant to fully comply with the BEIP application procedures;

                        3. The failure of Tenant to provide complete and accurate information in connection with its BEIP application; or

                        4. A material omission by Tenant in its BEIP application.

                                    ARTICLE 2

                 FIXED RENT; ADDITIONAL RENT; ADDITIONAL CHARGES

        Section 2.1     (A)     Tenant shall pay rent for the Premises provided
in this Lease, at the annual fixed rental amounts (the "Fixed Rent") as set forth on Exhibit B annexed hereto and made a part hereof. Tenant shall pay Fixed Rent in equal monthly installments in advance on the first day of each month during the Term commencing on the earlier of (1) the one hundred eightieth (180th) day after the Commencement Date, and (2) the date that Tenant occupies the entire Premises for the conduct of its business as it is ordinarily conducted by Tenant (the "Rent Commencement Date"), at the office of Landlord or such other place as Landlord may designate, without any set-off, offset, abatement or deduction whatsoever, except as otherwise specifically set forth herein, and except that Tenant shall pay the first monthly installment(s) of Fixed Rent on the execution hereof. The first monthly installment of Fixed Rent shall be held by Landlord in an interest-bearing account until the Rent Commencement Date. Landlord shall remit the interest to Tenant on an annual basis, and, in the case of the year in which the Rent Commencement Date occurs, within thirty (30) days after the Rent Commencement Date, less Landlord's administrative fee equal to one percent (1%) per annum of the amount on deposit. If the Rent Commencement Date occurs on a day other than the first day of a calendar month, the Fixed Rent for such calendar month shall be pro rated based upon a 30-day month and any balance of the first month's Fixed Rent theretofore paid, plus any accrued but unpaid interest thereon, shall be credited against the next monthly installment of Fixed Rent. Tenant shall also pay other sums under this Lease, in addition to Fixed Rent, in the manner as hereinafter provided.

                (B) All sums and charges other than Fixed Rent due and payable by Tenant to Landlord under this Lease including, without limitation, Additional Charges, electrical costs under Article 13 and late charges assessed pursuant to this Lease are called "additional rent" or "Additional Rent". Fixed Rent and Additional Rent are collectively called "rent" or "Rent". The failure of Tenant to make any payment of Additional Rent in this Lease shall entitle Landlord to all rights and remedies provided hereunder for the non-payment of Fixed Rent.

                (C) All payments of Fixed Rent and Additional Rent shall be made to Landlord when due without notice or demand (or in the case of Additional Rent, further notice or demand), in lawful money of the United States of America, which shall be legal tender in payment of any debts and dues public and private, at the time of payment by good and sufficient check subject to collection and drawn on a New York City bank or trust company which is a

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member of the New York Clearinghouse Association, or by wire transfer of immediately available funds.

                (D) Tenant shall pay its initial monthly installment of Fixed Rent and the amount of any security deposit hereunder by certified check, subject to collection. In the event any check issued by Tenant is dishonored for any reason, Landlord shall so notify Tenant, but neither delivery of a dishonored check nor Landlord's notice thereof, shall extend the notice and grace periods provided for in Section 16.1(A) hereof. Any notice from Landlord pursuant to this paragraph shall count towards the number of rent notices Tenant shall be entitled to receive from Landlord in any twelve (12) month period, as more fully provided in Section 16.1(A) hereof.

                (E)     Intentionally Omitted.

                (F) No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of Fixed Rent or Additional Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided. Tenant's obligation to pay Fixed Rent, Additional Rent and any other charges accruing hereunder and Landlord's obligations with respect to any amounts payable to Tenant pursuant to the terms hereof, shall survive the Expiration Date, to the extent necessary to carry out the provisions of this Lease with respect to each of Landlord's and Tenant's obligations accrued prior to the Expiration Date.

                (G) If at the commencement of, or at any time or times during the Term, the Fixed Rent, Additional Rent or any other charge reserved in this Lease shall not be fully collectible by reason of any Legal Requirement, Tenant shall enter into such agreements and take such other steps (without additional expense to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which may from time to time during the continuance of such Legal Requirement be legally permissible (and not in excess of the Rent reserved under this Lease). Upon the termination of such Legal Requirement, (1) the Rent and all other charges shall become and thereafter be payable hereunder in accordance with the amounts reserved in this Lease for the periods following such termination, if such termination is prior to the Fixed Expiration Date, and (2) Tenant shall pay to Landlord, if legally permissible, an amount equal to (a) the Rent and any other charges which would have been paid pursuant to this Lease but for such Legal Requirement, less (b) the rents and other amounts paid by Tenant to Landlord during the period or periods such Legal Requirement was in effect. The obligations under this Section 2.1(G) shall survive the Expiration Date.

                (H) Any payment of Rent due from Tenant to Landlord not paid within five (5) Business Days after the date herein specified to be paid shall bear interest from the date such payment is due to the date of actual payment at the rate of fifteen percent (15%) per annum or the highest lawful rate of interest permitted by the laws of the State of New Jersey, whichever rate of interest is lower (the "Interest Rate"). Notwithstanding the interest charge, non-payment of any Rent or other charges due hereunder shall constitute a default of this Lease as set forth in Article 16. Landlord shall notify Tenant (which notice may be telephonic) if such payment is twenty (20) days late, but Landlord's failure to so notify Tenant shall not affect any of Landlord's rights or remedies hereunder, except for nullifying Landlord's right to collect interest pursuant to this Section 2.1(H).

        Section 2.2 (A) Tenant shall also pay to Landlord, during the Term, as Additional Rent, the Tax Payments and the Operating Payments as defined and provided in Section 2.3 and Section 2.4 hereof (collectively, the "Additional Charges").

                (B) For purposes of Section 2.3 and 2.4, the following terms shall have the meanings set forth below:

                        (1) "Taxes" shall mean the aggregate amount of real estate taxes and any general or special assessments (exclusive of penalties and interest thereon) imposed upon the Land, the Building and other improvements located upon the Land (which shall not include other rentable structures) (the Building and Land are collectively referred to as the "Property") including without limitation, (i) any City, Town, County, Village,

        School or other local tax, (ii) assessments made upon or with respect to any "air" and "development" rights now or hereafter appurtenant to or affecting the Property, other than any such rights transferred to the Property after the date hereof, (iii) all amounts payable under the provisions of the Financial Agreement dated as of July 1, 1999 by and between N.O.C. IV Urban Renewal Co., LLC and the City of Jersey City, as the same may have been or may hereafter be amended, entered into pursuant to the Long Term Tax Exemption Law, as amended and supplemented (N.J.S.A. 40A:20-1 et seq.), Executive Order S-039 relating to long term tax exemption and Ordinance 98-038, adopted April 22, 1998 (the "Tax Agreement"), and (iv) any taxes or assessments levied after the date of this Lease in whole or in part for public benefits to the Property for the benefit of all office tenants in the Building; without taking into account any discount that Landlord may receive by virtue of any early payment of Taxes; provided, that if because of any change in the taxation of real estate, any other tax or assessment, however denominated (including, without limitation, any franchise, income, profit, sales, use, occupancy, gross receipts or rental tax), is imposed upon Landlord or the owner of the Property, or the occupancy, rents or income therefrom, whether in substitution for or in addition to any of the foregoing Taxes, such other tax or assessment shall be deemed part of Taxes computed as if Landlord's sole asset were the Property. With respect to any Tax Year (as defined below), all expenses, including, without limitation, attorneys' fees, court costs and disbursements and experts' and other witnesses' fees incurred in contesting the validity or amount of any Taxes or the Assessed Valuation (as defined below) or in obtaining a refund of Taxes, shall be considered as part of Taxes for such Tax Year. Anything contained herein to the contrary notwithstanding, Taxes shall not be deemed to include (v) any increase in real estate taxes or assessments resulting from an amendment to the Tax Agreement entered into after the date hereof, other than the amendment described in Section 36.1(E) hereof, (w) any taxes on Landlord's income, (x) franchise taxes, (y) estate or inheritance taxes or (z) any similar taxes, imposed on Landlord, unless such taxes are levied, assessed or imposed in lieu of or as a substitute for the whole or any part of the taxes, assessments, levies or impositions which now constitute Taxes.

                        (2) "Assessed Valuation" shall mean the amount for which the Property is assessed for the purposes of the imposition of Taxes, pursuant to applicable law, statute, ordinance or other legislation of any other legal authority.

                        (3) "Tax Year" shall mean the twelve (12) month period of January 1 through December 31 (or such other period as may hereafter be duly adopted by the City of Jersey City or such other legal authority as its fiscal year for real estate tax purposes), any portion of which occurs during the Term.

                        (4)     Intentionally Omitted.

                        (5) "Tenant's Operating Share" shall mean twenty-nine and seventy-eight one hundredths (29.78%) percent, as same may be increased or decreased pursuant to the terms hereof.

                        (6) "Tenant's Tax Share" shall mean twenty-nine and thirty-eight one hundredths (29.38%) percent, as same may be increased or decreased pursuant to the terms hereof.

                        (7) "Comparison Year" shall mean with respect to Operating Costs, any calendar year subsequent to the calendar year 2001 any part of which occurs during the Term and subsequent to the Rent Commencement Date.

                        (8)     (a)     "Operating Costs", subject to paragraph
        (b) hereof, shall mean all costs and expenses (and taxes, if any, thereon, including without limitation, sales and value added taxes) incurred or payable by Landlord in connection with the operation, maintenance, repair, replacement and management of the Property (including the equipment located therein) whether structural or non-structural, and whether capital or non-capital in nature) including, without limitation, security costs and alarm services, all operating costs pertaining to the Heating System, the A/C System and the Building Condenser Water System, the Building-wide mechanical, electrical, sanitary, plumbing, heating, air-conditioning, ventilating, utility or any other Building-wide service systems and all equipment thereof (collectively, the "Building Systems"), management fees, electricity furnished to all common areas of the Property, whether inside or outside, and required to operate the Heating System and all other Building Systems (excluding, however, electricity paid for by Tenant and other tenants in the Building as measured by Tenant's and such other tenants' check meters including the electricity for the A/C system in the Premises and other premises in the Building), water, water rates, frontage charges, sewer rents, insurance, fuel, labor, wages and salary, employee benefits and payroll taxes, maintenance and service contracts, window and other cleaning, rubbish and refuse removal, supplies, the amount of any Assessments payable by Landlord with respect to the Property to Newport Property Owners Association, Inc. (or any successor thereto) pursuant to the Declaration, costs of alterations and improvements made by reason of the requirements of Insurance Bodies and/or Legal Requirements, and maintenance and repair of the outside grounds of the Property (including without limitation gardening and landscaping thereof).

                                (b) Operating Costs shall not include (i) leasing commissions to agents of Landlord or to other persons or brokers, (ii) salaries of personnel above the grade of Building manager,
        (iii) Taxes, (iv) interest and penalties for late payment of water and sewer rents, (v) any expenses for which Landlord is compensated through proceeds of insurance, (vi) the cost of any tenant changes or alterations, (vii) the cost of repair or rebuilding caused by fire or other casualty or condemnation (except for the amount of commercially reasonable deductibles), (viii) advertising and promotional expenditures, (ix) legal and auditing fees, including legal fees incurred in selling, financing or leasing the Property, or in disputes with tenants, but other than reasonable legal and auditing fees necessarily incurred in connection with the operation or management of the Property and/or the Building, (x) expenses of relocating or moving tenants and of leasing to and processing new tenants, including lease concessions, (xi) expenses resulting from any violations by Landlord of the terms of any lease in the Building, (xii) expenditures for capital improvements, except however for capital expenditures, including reasonable interest charges actually incurred by Landlord in connection therewith (y) required by any Legal Requirement not in effect as of the Commencement Date, or (z) made for the purpose of saving or reducing Operating Costs (as, e.g., a labor-savings improvement or a replacement of a then-existing improvement which Landlord reasonably determines would be more economically or commercially prudent than a repair of such then-existing improvement), to be amortized over its useful life (as determined by Landlord in accordance with generally accepted accounting principles consistently applied ("GAAP")) at an interest rate equal to three (3) percentage points in excess of the Prime Rate or Base Rate published by The Wall Street Journal from time to time, provided that the amounts amortized under clause (z) shall not exceed the Operating Costs which would have been charged had such capital improvement not been made. Any costs previously included in Operating Costs for which Landlord made no payment, and for which Landlord is no longer obligated to make payment, shall be deducted from current Operating Costs.

                                (c) If, during all or part of any Comparison Year, or if during the year commencing on the Rent Commencement Date (for purposes of the calculation in Section 2.2(B)(14) hereof), Landlord shall not furnish any particular item(s) of work or any service which would constitute an Operating Cost to any leaseable premises in the Building because: (i) such premises are not occupied or leased; or (ii) such item of work or service is not required or desired by the tenant occupying such premises because (A) such tenant is itself obtaining and providing such item or work or service, or (B) for any other reason, then Operating Costs for such period shall be deemed to include an amount equal to the additional costs and expenses which would reasonably have been incurred during such period by Landlord if the Building had been at least 95% occupied during such year or Landlord had furnished such item of work or services to such tenant.

                        (9) "Operating Statement" shall mean an instrument or instruments setting forth a comparison of Operating Costs for a Comparison Year with the Base Operating Costs Amount and the Operating Payment (as defined in Section 2.4(A) below) due and owing with respect to such Comparison Year.

                        (10) "Tax Statement" shall mean a statement setting forth a comparison of the Taxes for the Tax Year with the Base Tax Amount, and the Tax Payment due and owing for such Tax Year, together with a copy of the tax bill or other backup available to Landlord.

                        (11) "Declaration" shall mean that certain Declaration of Covenants, Restrictions, Easements, Charges and Liens of the Newport Property Owners Association, Inc. ("POA") dated as of July 28, 1992, but deemed effective as of September 1, 1987, recorded in the Hudson County Register of Deeds in Book 4575, Page 243, as amended by First Amendment to Declaration of Covenants, Restrictions, Easements, Charges and Liens dated as of July 1, 1993, recorded in the Hudson County Register of Deeds in Book 4622, Page 096.

                        (12) "Assessments" shall mean those common area maintenance charges for the NEWPORT development assessed against the Property by the POA pursuant to the Declaration.

                        (13) "Base Tax Amount" shall mean and be equal to $1,633,103.46; provided, however, that if Taxes in the Tax Year in which the Rent Commencement Date occurs exceed $1,796,413.80, then "Base Tax Amount" shall mean and be equal to the amount of Taxes in the Tax Year in which the Rent Commencement Date occurs less $163,310.34.

                        (14) "Base Operating Costs Amount" shall mean and be equal to $4,475,168.23; provided, however, that if Operating Costs for the year commencing on the Rent Commencement Date exceed $4,922,685.05, then the "Base Operating Costs Amount" shall mean and be equal to the Operating Costs for the year commencing on the Rent Commencement Date less $447,516.82.

        Section 2.3     (A)     If Taxes for any Tax Year (any part or all of
which falls within the Term and subsequent to the Rent Commencement Date) shall exceed the Base Tax Amount, Tenant shall pay as Additional Rent an amount equal to Tenant's Tax Share of such excess (the "Tax Payment"), which amount shall be payable as hereinafter provided. If Taxes for any Tax Year (any part or all of which falls within the Term and subsequent to the Rent Commencement Date) are less than $1,469,793.12, then Tenant shall receive a credit against the next due payments of Additional Charges equal to Tenant's Tax Share of the difference between (1) $1,469,793.12, and Taxes for such Tax Year (prorated as provided in Section 2.8 for the first or last Tax Year of the Term).

                        (B)     (1)     At any time during or after the Term,
        but no less frequently than once per Tax Year, Landlord shall render to Tenant a Tax Statement. Tenant shall pay to Landlord the Tax Payment shown thereon by the later of (a) the tenth (10th) day after Tenant's receipt of the Tax Statement, and (b) the thirtieth (30th) day prior to the date the Taxes described on the Tax Statement are due.

                        (2) In the event that Landlord is required by a Mortgage or a Superior Lease (in which the Lessor is not a Landlord Related Entity) to pay or to collect from tenants payments for Taxes on a monthly basis, then Tenant shall make monthly payments towards the Tax Payment in accordance with such Mortgage or Superior Lease. If there shall be any deficiency, Tenant shall pay the amount thereof within ten
        (10) days after demand thereof, and if there shall have been an overpayment, Landlord shall credit the amount thereof, plus interest payable to Landlord and accrued on such amount by the depository, against the next monthly installments of Additional Charges.

                        (3) Tax Payments shall be collectible by Landlord in the same manner as Fixed Rent. Landlord's failure to render a Tax Statement shall not prejudice Landlord's right to render a Tax Statement during or with respect to any subsequent Tax Year, and shall not eliminate or reduce Tenant's obligation to make a Tax Payment for such Tax Year; provided, however, that in the event Landlord fails to deliver a Tax Statement with respect to a Tax Year for two (2) years or more after its expiration, then Landlord shall have waived its right to collect the Tax Payment with respect to such Tax Year.

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                (C)     Except as provided in this Section 2.3(C), only Landlord
shall be eligible to institute tax reduction proceedings for the Property. After the expiration or earlier termination of the Tax Agreement, Landlord shall, upon request by Tenant, institute tax reduction proceedings for the Property and keep Tenant informed as to the progress thereof. If Landlord shall fail to institute tax reduction proceedings for the Property at Tenant's request, and such failure shall continue for a period of thirty (30) days (or such shorter time period as will permit Tenant to commence such an action during the time period permitted by law to commence the same) after notice thereof by Tenant to Landlord, then, provided it is commercially reasonable to do so, Tenant may institute tax reduction proceedings for the Property on Landlord's behalf, at Tenant's sole cost and expense; provided, however, in the event that Tenant brings any such action, any refund shall be applied first to reimburse Tenant for all of the costs of bringing such action. If Landlord shall receive a refund of Taxes applicable to any Tax Year for which a Tax Payment shall have been made by Tenant, Landlord, at its option, shall either repay to Tenant or credit against subsequent payments of Additional Charges hereunder, Tenant's Tax Share of such refund, after deducting from the refund the costs and expenses of obtaining the same (to the extent such costs and expenses were not theretofore included in Taxes for such Tax Year); provided, however, that after the Expiration Date such excess shall be refunded to Tenant within thirty (30) days; and provided further, however, that such refund to Tenant shall in no event exceed Tenant's Tax Payment paid for the particular Tax Year in question, subject to the provisions of Section 2.2(B)(13) hereof.

                (D) Tenant shall pay, prior to delinquency, any and all taxes levied against any of Tenant's Property placed by Tenant in or about the Premises. If any such taxes on Tenant's Property are levied against Landlord or the Property, or if the assessed valuation of the Property is increased by the inclusion therein of a value attributable to Tenant's Property, Landlord shall have the right, but not the obligation, to pay such taxes. The amount of any such payment by Landlord shall constitute Additional Rent payable by Tenant upon demand; provided, however, that any such payments made with respect to any other tenants in the Building shall not constitute taxes for which Tenant shall be liable hereunder.

                (E) If any alterations to or improvements in the Premises by or on behalf of Landlord or Tenant, irrespective of ownership thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which improvements conforming to Landlord's "building standard" in other spaces in the Building are assessed, then the Taxes levied against Landlord or the Property by reason of such excess assessed valuation shall be deemed to be taxes levied against Tenant's Property and shall be governed by the provisions of clause (D) above. Landlord's determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. This provision shall not apply to the construction of the Annex itself.

                (F) Landlord shall cause N.O.C. IV Urban Renewal Co., LLC to comply with the Tax Agreement. Landlord shall not, and shall cause N.O.C. IV Urban Renewal Co., LLC to not, terminate the Tax Agreement. In the event that, as a result of Landlord's breach of this Section 2.3(F), the Tax Agreement is terminated, then from the date of such termination until the end of the period described in Article III of the Tax Agreement, Taxes shall, notwithstanding
Section 2.2(B)(1), be computed as if (1) the Building were exempt from taxation, and (2) the Annual Service Charge was in effect, computed in accordance with the Tax Agreement.

        Section 2.4     (A)     If the Operating Costs for any Comparison Year
shall increase above the Base Operating Costs Amount, then Tenant shall pay as additional rent for such Comparison Year an amount equal to Tenant's Operating Share of such increase (such amount is called the "Operating Payment"), which amount shall be payable as hereinafter provided. If Operating Costs for any Comparison Year are less than $4,027,651.30, then Tenant shall receive a credit against the next due payments of Additional Charges equal to Tenant's Operating Share of the difference between (1) $4,027,651.30, and (2) Operating Costs for such Comparison Year (prorated as provided in Section 2.6 for the first or last Comparison Year of the Term).

                (B)     (1)     (a)     At any time during or after the Term,
        but no less frequently than once per calendar year, Landlord may render to Tenant an Operating Statement, on an estimated basis. Such estimate, excluding components thereof related to costs that have demonstrably increased by more than the following cap, shall not exceed the product of (x) Operating Costs for the prior Comparison Year, multiplied by (y) one hundred six percent (106%). Those components or items of Operating Costs for which costs shall have increased in excess of the aforesaid cap shall be set forth separately on the estimated Operating Statement, with the amount of the increase set forth thereon. On the first day of the month following the furnishing to Tenant of an Operating Statement, Tenant shall pay to Landlord a sum equal to one-twelfth (1/12th) of the Operating Payment shown thereon to be due for such Comparison Year multiplied by the number of months (and any fraction thereof) of the Term then elapsed since the commencement of such Comparison Year.

                                (b) The term "Consumer Price Index" shall mean the "All-Items consumer price index for All Urban Consumers for New York-Northern New Jersey-Long Island (NY-NJ-LI) determined by the Bureau of Labor Statistics of the United States Department of Labor (1982-84=100), or, if such index is discontinued, the most comparable index published by any other federal authority.

                        (2) If Landlord furnishes an estimated Operating Statement for a Comparison Year subsequent to the commencement thereof, until the first day of the month following the month in which the Operating Statement is furnished to Tenant: (x) Tenant shall continue to pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord with respect to the immediately previous Comparison Year; (y) promptly after the Operating Statement is furnished to Tenant, Landlord shall give notice to Tenant stating whether the amount previously paid by Tenant to Landlord for the current Comparison Year was greater or less than the installments of the Operating Payment to be paid for the current Comparison Year in accordance with the Operating Statement, and (a) if there shall be a deficiency, Tenant shall pay the amount thereof within fifteen (15) Business Days after demand therefor, or (b) if there shall have been an overpayment, Landlord shall credit the amount thereof against the next monthly installments of the Additional Charges payable under this Lease; and (z) on the first day of the month following the month on which the Operating Statement is furnished to Tenant, and monthly thereafter throughout the remainder of the current Comparison Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Operating Payment shown on the Operating Statement.

                        (3) Within eighteen (18) months after the end of each Comparison Year, Landlord shall furnish Tenant an Operating Statement for such Comparison Year. If the Operating Statement shall show that the sums paid by Tenant based upon Landlord's estimate for such Comparison Year exceed Tenant's Operating Payment required to be paid by Tenant for such Comparison Year, the amount of such excess shall be credited against the next monthly installments of the Operating Payment payable under this Lease, except after the Expiration Date in which case such excess shall be refunded to Tenant within fifteen (15) Business Days. If the Operating Statement for such Comparison Year shall show that the sums so paid by Tenant were less than Tenant's Operating Payment for such Comparison Year, Tenant shall pay the amount of such deficiency within fifteen (15) Business Days after receipt by Tenant of such Operating Statement. Operating Payments shall be collectible by Landlord in the same manner as Fixed Rent. Landlord's failure to render an Operating Statement shall not prejudice Landlord's right to render an Operating Statement during or with respect to any subsequent Comparison Year, and shall not eliminate or reduce Tenant's obligation to make an Operating Payment for such Comparison Year, except, however, that if Landlord shall fail to furnish an Operating Statement within such eighteen (18) month period, Landlord shall be deemed to have waived its right to collect the deficiency referred to in this paragraph.

        Section 2.5 Each Tax Statement and Operating Statement (other than the estimated statements) shall be conclusive and binding upon Tenant unless within one hundred eighty (180) days after the receipt of such Tax Statement or Operating Statement, as the case may be, Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which the Tax Statement or Operating Statement, as the case may be, is claimed to be incorrect. If such dispute is not settled by agreement, either party may submit the dispute to arbitration, as provided in Article 34 hereof, within one hundred eighty (180) days after receipt of said Tax Statement or Operating Statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay the Additional Charges, as Additional Rent, in

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

accordance with Section 2.3 and Section 2.4 above. If the dispute shall be determined in Tenant's favor, Landlord shall pay to Tenant the amount of Tenant's overpayment of Additional Charges resulting from compliance with the Tax Statement or Operating Statement, as the case may be, within thirty (30) days, and in the event Landlord fails to make such payment within said thirty
(30) days, Tenant shall be entitled to offset such amounts against the next payable installment of Fixed Rent hereunder. Upon twenty (20) days prior written notice from Tenant (which notice shall be given within the aforesaid one hundred eighty (180) day period), Landlord agrees to permit Tenant's in-house accounting employees or accountants from Tenant's independent certified public accounting firm (and no other persons) reasonable access (for a period of thirty (30) days following the initial appointment date) to review Landlord's books and records applicable to the Building for the Comparison Year in question and the year commencing on the Rent Commencement Date for the purpose of verifying Operating Costs and the Base Operating Costs Amount. Tenant, on behalf of itself and such permittees agrees to keep any and all information obtained thereby strictly confidential (except to the extent relevant to any arbitration proceeding as aforesaid).

        Section 2.6 The expiration or termination of this Lease during any Comparison Year or Tax Year shall not affect the rights and obligations of the parties hereto respecting any payments of Operating Payments due for such Comparison Year or any prior Comparison Year (or credits or refunds relating thereto) and any payments of Tax Payments for such Tax Year or any prior Tax Year (or credits or refunds relating thereto), and any Operating Statement relating to such Operating Payment and any Tax Statement relating to such Tax Payment may be sent to Tenant subsequent to, and all such rights and obligations (of both Tenant and Landlord with respect to such Additional Charges) shall survive, any such expiration or termination. In determining the amount of the Operating Payment for the Comparison Year or the Tax Payment for the Tax Year in which the Term shall expire, the payment of the Operating Payment for such Comparison Year or the Tax Payment for the Tax Year shall be prorated based on the number of days of the Term which fall within such Comparison Year or Tax Year, as the case may be. In determining the amount of the Operating Payment for the Comparison Year or the Tax Payment for the Tax Year in which the Rent Commencement Date shall occur, the payment of the Operating Payment for such Comparison Year or the Tax Payment for such Tax Year shall be prorated based on the number of days including and following the Rent Commencement Date which fall within such Comparison Year or Tax Year, as the case may be. Any payments due under such Operating Statement or Tax Statement shall be payable within fifteen
(15) Business Days after such Operating Statement or Tax Statement, as the case may be, is sent to Tenant.

        Section 2.7 In the event Tenant timely and validly exercises a Renewal Option for a Renewal Term, as provided in Article 1 of this Lease, the parties hereto agree that the Fixed Rent for the Renewal Term shall be as follows:

                (A) The Fixed Rent for the Premises for the Renewal Term shall be an amount equal to ninety-five percent (95%) of the annual fair market rental value of the Premises, as the same is constituted on the applicable Renewal Term Commencement Date (the "Fair Market Rent") on the First Renewal Term Commencement Date in the case of the First Renewal Term and on the Second Renewal Term Commencement Date in the case of the Second Renewal Term, in each case for a five (5) year term (the "Rental Value"). The Fair Market Rent shall be determined on the basis of the highest and best first class use of such Premises as offices assuming such Premises are free and clear of all leases and tenancies (including this Lease), that such Premises were available in the then rental market for comparable first class office buildings of similar quality, size, age, character and location of the Building (the "Comparable Market"), assuming that Landlord has had a reasonable time to locate a tenant who rents with the knowledge of the uses to which such Premises can be adapted, that neither Landlord nor the prospective tenant is under any compulsion to rent, and taking into account:

                        (1) that the Base Tax Amount, for purposes of calculating increases in Taxes, and the Base Operating Costs Amount, for purposes of calculating increases in Operating Costs, respectively for the Renewal Term, shall change to and be the amounts of the Taxes and Operating Costs, respectively, for the calendar year in which the Renewal Term Commencement Date shall occur;

                        (2) that if the Tax Agreement is then in effect, the fact that Tenant may realize a cost savings with respect to its obligation to pay a share of Taxes;

                        (3) that no work allowance or other contribution toward the cost of improvements shall be made by Landlord to Tenant;

                        (4) that as of the Renewal Term Commencement Date, Tenant shall not be required to pay, in addition to the Additional Charges presently provided for under this Lease, other escalation payments which Landlord is then charging tenants under other leases or offers for leases in the Building or in other buildings then owned by Landlord or its affiliates or under common management with the management company then managing the Building, respectively, or of such other escalation payments which other landlords are then charging tenants under leases or offers for leases in other office buildings located in the Comparable Market;

                        (5) the then current rentals or occupancy fees which Landlord or other owners of comparable buildings in the Comparable Market shall then be receiving for the renting of or granting of use or occupancy rights for comparable office space in the Building or in such other comparable buildings, as the case may be, for the purposes described in this Lease, and the manner in which technological, engineering and/or other specific advances over time shall affect the utilization of such space in the Building and such comparable buildings in the Comparable Market;

                        (6) that Landlord shall not be obligated to provide any rental concessions or any other payments or concessions which Landlord in then providing tenants under other leases or offers to lease in the Building or in other buildings then owned by Landlord or its affiliates or under common management, or which other landlords are then providing to tenants under leases or offers for leases in other office buildings located in the Comparable Market; and

                        (7) that the brokerage commission, if any, due in connection with the Renewal Option may be less than that which would have been incurred by Landlord for a new tenant.

Tenant's obligation to pay Additional Charges, as Additional Rent, on account of increases in the amount of the Taxes and Operating Costs, as the case may be, as set forth in Sections 2.3 and 2.4, shall continue during the Renewal Term, subject to adjusted base amounts as more fully set forth in Section 2.7(A)(1).

                (B) For purposes of determining the Fair Market Rent, the following procedure shall apply:

                        (1) Landlord shall give Tenant written notice (the "Rent Notice") at least one hundred twenty (120) days prior to the Fixed Expiration Date in the case of the First Renewal Term, or the First Renewal Term Expiration Date in the case of the Second Renewal Term, as the case may be, setting forth Landlord's determination of the Fair Market Rent (the "Landlord's Determination").

                        (2) Tenant shall give Landlord written notice (the "Tenant's Notice"), within thirty (30) days after Tenant's receipt of the Rent Notice, that Tenant accepts or disputes Landlord's Determination. If Tenant in Tenant's Notice accepts Landlord's Determination or if Tenant fails or refuses to give Tenant's Notice, as aforesaid, Tenant shall be deemed to have accepted Landlord's Determination and the Rental Value shall equal Landlord's Determination. If Tenant, in Tenant's Notice, disputes Landlord's Determination, Tenant shall deliver to Landlord, together with Tenant's Notice, Tenant's determination of the Fair Market Rent (the "Tenant's Determination").

                        (3) Landlord shall give Tenant written notice (the "Landlord's Notice"), within thirty (30) days after Landlord's receipt of Tenant's Determination, that Landlord accepts or disputes Tenant's Determination. If Landlord in Landlord's Notice accepts Tenant's Determination or if Landlord fails or refuses to give Landlord's Notice as aforesaid, Landlord shall be deemed to have accepted Tenant's Determination and the Rental Value shall equal Tenant's Determination. If within thirty (30) days after Tenant's receipt of Landlord's Notice disputing Tenant's Determination, Landlord and

        Tenant shall mutually agree upon the determination (the "Mutual Determination") of the Fair Market Rent, their determination shall be final and binding upon the parties. If Landlord and Tenant shall be unable to reach a Mutual Determination within said thirty (30) day period, Landlord and Tenant shall jointly select an independent real estate appraiser (the "Appraiser") whose fee shall be borne equally by Landlord and Tenant. In the event that Landlord and Tenant shall be unable to jointly agree on the designation of the Appraiser within five
        (5) Business Days, then the parties agree to allow the American Arbitration Association or any successor organization to designate the Appraiser in accordance with the rules then obtaining of the American Arbitration Association or such successor organization.

                        (4) The Appraiser shall conduct such hearings and investigations as he may deem appropriate and shall, within thirty (30) days after the date of designation of the Appraiser, select either Landlord's Determination or Tenant's Determination to be the Fair Market Rent, and such determination by the Appraiser shall be conclusive and binding upon Landlord and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this
        Section 2.7. Any appraiser appointed pursuant to this Section 2.7 shall be an independent real estate appraiser with at least ten (10) years' experience in leasing and valuation of commercial office space in office buildings in northern New Jersey which are comparable in size, quality, age, location and character to the Building, and a member of the American Institute of Appraisers of the National Association of Real Estate Boards. The Appraiser shall not have the power to add to, modify or change any of the provisions of this Lease.

                        (5)     It is expressly understood that any
        determination of the Fair Market Rent shall be based on the assumptions and criteria stated in this Section 2.7.

                (C) After a determination has been made of the Rental Value for the Renewal Term, the parties shall execute and deliver to each other an agreement setting forth the Rental Value as hereinabove determined.

                (D) If the final determination of the Rental Value shall not be made on or before the Renewal Term Commencement Date in accordance with the provisions of this Section 2.7, then pending such final determination Tenant shall pay, as the Fixed Rent for the Renewal Term (a) the amount of the Fixed Rent as in effect during the last month of the Term immediately preceding such Renewal Term. If, based upon the final determination hereunder of the Rental Value, the payments made by Tenant on account of the Fixed Rent for such portion of the Renewal Term were (x) less than the Rental Value payable for the Renewal Term, Tenant shall pay to Landlord the amount of such deficiency within fifteen
(15) Business Days after such final determination, or (y) greater than the Rental Value payable for the Renewal Term, Landlord shall refund to Tenant the amount of such excess within fifteen (15) Business Days after such final determination, and if Landlord fails to make such payment, Tenant may offset such amount against the next owing payments of Fixed Rent hereunder.

                                    ARTICLE 3

                    OCCUPANCY; PERMITTED USE; RESTRICTED USES

        Section 3.1     (A)     Tenant shall use and occupy the Premises for
general or executive offices, trading operations, a computer data center and document production (utilizing electronic or dry printing only) and other uses ancillary to Tenant's business, including those set out in Section 4.10 hereof (the "Permitted Use") and for no other purpose; provided, however, that, subject to the following sentence, the storage area shall be used only for storage purposes. Tenant may use up to 5,000 square feet of the storage area for office purposes provided that Tenant notifies Landlord prior to the Commencement Date of Tenant's intention to use such portion of the storage area for office purposes, including by providing Landlord with a floor plan of the storage area marked to show the portion to be used for office purposes. In the event that Tenant elects to use a portion of the storage area for office premises as provided herein, then (1) the Fixed Rent set forth on Exhibit B shall be increased in each Rental Period by the product of (a) the number of square feet of the storage area to be used for office purposes, and (b) $10.00 per square foot, and (2) Tenant's Operating Share and Tenant's Tax Share shall be appropriately adjusted.

                (B) Tenant will not at any time use or occupy the Premises in violation of the certificate of occupancy (whether temporary or permanent) issued for the Premises and/or the Building, as initially issued or thereafter amended or modified (the "Certificate of Occupancy"). In the event that any Legal Authority shall hereafter contend or declare by notice, violation, order or in any other manner whatsoever that the Premises are used for a purpose which is a violation of the Certificate of Occupancy then in effect, Tenant, upon five
(5) days' written notice from Landlord or any Legal Authority, shall immediately discontinue such use of the Premises, unless Tenant is contesting such notice, violation or order in accordance with this Section 3.1(B). Tenant may contest such notice, violation or order provided same is done with all reasonable promptness, does not subject Landlord to prosecution for a criminal offense, or constitute a default under any Superior Lease or Mortgage, or cause the Premises or any part thereof to be condemned or vacated.

        Section 3.2 Landlord shall obtain a Certificate of Occupancy for the common areas and core spaces of the Building which Certificate of Occupancy shall be in force on the date Tenant occupies all or a portion of the Premises for the Permitted Use. Landlord agrees not to initially obtain nor amend such Certificate of Occupancy in any manner which would cause same to prohibit the use of the Premises for the Permitted Use.

        Section 3.3     Tenant shall obtain a temporary or permanent
Certificate of Occupancy for the Premises permitting the Premises to be used as "offices" (as defined in Section 27(A) hereof) and such temporary or permanent Certificate of Occupancy will be in force upon the date upon which Tenant shall occupy all or any portion of the Premises for the Permitted Use. Tenant will perform such work (other than Landlord's Work, which Landlord shall be required to perform) necessary to obtain such Certificate of Occupancy, including without limitation, the filing of any documents or plans required by the Legal Authority, the scheduling of inspections and correction of deficiencies, if any, with respect to the Premises. Tenant may obtain the Certificate of Occupancy on a floor by floor basis if permitted by applicable Legal Requirements.

        Section 3.4     Without limitation of the prohibitions contained in
Section 3.5 below, and in amplification thereof, Tenant shall not use or occupy or permit or suffer the Premises to be used or occupied for any purposes other than the Permitted Use set forth in this Article 3. In no event shall Tenant use or permit the use of the Premises, or any portion thereof, in any manner which, in Landlord's commercially reasonable judgment, will: (1) materially and adversely affect (a) the appearance, character, reputation or first-class nature of the Building, or (b) the proper or economic furnishing of services to other tenants in the Building, or (c) the use and enjoyment of any other portion of the Building by any other tenant(s), or (d) the proper and economic functioning of any of the Building Systems, or (e) Landlord's ability to obtain from reputable insurance companies authorized to do business in New Jersey, at standard rates (unless Tenant agrees to pay any additional premiums), all risk property insurance or liability, elevator, boiler or other insurance required to be furnished by Landlord under the terms of any Superior Lease and/or Mortgage covering the Property; provided, however, that none of the foregoing shall be deemed to prohibit Tenant's use of the Premises for the Permitted Use or prohibit the exercise of Tenant's rights hereunder; (2) violate any Legal Requirements of Legal Authorities, or any requirements of Insurance Bodies, or the Certificates of Occupancy; or (3) be in violation of any of the Restricted Uses.

        Section 3.5 Tenant shall not use or permit the use of the Premises, or any part thereof for the following uses and/or purposes (collectively, the "Restricted Uses"): (1) for the business of photographic, multilith or multigraph reproductions or offset printing, subject, however, to Tenant's right under Section 3.1(A) hereof to perform such activity as part of the Permitted Use; (2) for manufacturing of any kind; (3) as a restaurant or bar or for the sale of confectionery, beverages, sandwiches, ice cream or baked goods or for the preparation, dispensing or consumption of food or beverages in any manner whatsoever, other than in connection with Tenant's operation of an employee cafeteria or food service operation and except for pantry areas which may contain microwave ovens; (4) as a bank or other financial services office, except that Tenant may install an automated teller machine only if and so long as automated teller machine(s) are not installed by Landlord, a Landlord Related Entity, another tenant or another occupant in the Building or that certain multi-story office building to be constructed by a

Landlord Related Entity on that parcel of land which is adjacent to, and immediately north of, the Property, to be known as Newport Office Center V ("NOC V") in the public portions of the Building or NOC V, including any retail space located in the Building or NOC V, respectively (it being agreed and understood that if automated teller machine(s) are installed in the public portions of the Building or in NOC V, including any retail space in the Building or NOC V, respectively, Landlord shall provide Tenant with a written notice of such installation, and Tenant shall promptly remove any automated teller machines which have been installed in the Premises, as aforesaid; it being further agreed and understood that Tenant's failure to remove from the Premises any automated teller machines installed in the Premises shall constitute a default hereunder);
(5) as a trade school, employment agency or travel agency, labor union office, physician's, dentist's, medical or psychiatric office, medical or dental laboratory, dance or music studio, or health club or sports or exercise facility (other than an exercise facility existing solely for the benefit of Tenant's employees or a travel agency which primarily serves Tenant's employees located in the Premises and serves no off-the-street customers); (6) as a barber shop or beauty salon; (7) for the direct sale, at retail or otherwise, of any goods or products of any sort or kind, except via vending machines to Tenant's employees;
(8) by any Legal Authority or instrumentality, or by any foreign or domestic governmental or quasi-governmental entity entitled, directly or indirectly, to diplomatic or sovereign immunity or not subject to the service of process in, and the jurisdiction of, the courts of the State of New Jersey; (9) for the sale of traveler's checks and/or foreign exchange, except to Tenant's employees; (10) for the conduct of an auction (except for auctions conducted solely on the Internet or similar electronic media); (11) for gambling activities; (12) for the conduct of obscene, pornographic, similar type or any other disreputable activities or for the sale of obscene, pornographic or similar type books, magazines, periodicals, literature or materials, as determined by Landlord in its sole judgment; or (13) by or for any charitable, religious or other not-for-profit organization's activities other than activities which are limited to office use only.

                                    ARTICLE 4

                                   ALTERATIONS

        Section 4.1     (A)     For purposes of this Article 4 and this Lease,
the following terms shall have the meanings ascribed to them below:

                        (1) "Alteration" shall mean any change, alteration, installation, addition or improvement which Tenant shall make or perform to the Premises at any time during the Term, including Tenant's Initial Alterations, Structural Alterations and Non-Structural Alterations;

                        (2) "Structural Alteration" shall mean any Alteration which, in Landlord's commercially reasonable judgment (a) adversely affects or ties into the Building Systems; and/or (b) results in a violation of, or requires a change in, the Certificate of Occupancy for the Building; and/or (c) affects the outside appearance of the Building or any part thereof; and/or (d) affects the delivery of any services in the Building; and/or (e) weakens, impairs (temporarily or permanently) or impacts on the Building's structural elements such as the roof, exterior/load bearing walls (including exterior windows), foundation, structural floor slabs and support columns (collectively, the "Structural Elements"); and/or (f) has any adverse and material effect outside of the Premises;

                        (3) "Non-Structural Alteration" shall mean any Alteration performed in and to the Premises which is not a Structural Alteration, including, without limitation, any redecorating or work of a cosmetic nature in the Premises, such as carpeting, repainting, installation of new wall coverings, window treatments, and installations of new work stations (such redecorating or cosmetic changes to the Premises are collectively called "Cosmetic Changes"); and

                        (4) "Tenant's Initial Alterations" shall mean those Alterations which Tenant shall make or install in the Premises in order to adapt the Premises for the Permitted Use.

                (B) Tenant shall be required to obtain Landlord's prior written approval as to the performance of any Structural Alteration, which approval Landlord shall grant in its sole and absolute discretion.

                (C) Tenant shall not be required to obtain Landlord's consent to the performance of any Non-Structural Alterations; provided, however, Tenant shall provide Landlord prior to the performance of any such Non-Structural Alteration with a copy of the detailed plans and specifications for such Non-Structural Alteration, to the extent they have been prepared or are required by applicable Legal Requirements, for information purposes only. If no plans and specifications exist, Tenant shall provide notice to Landlord of the Non-Structural Alteration, describing same in reasonable detail. Landlord shall have the right, after receipt of Tenant's detailed plans and specifications for such Non-Structural Alteration (or other notice thereof) to advise Tenant based on its review of same, that the proposed Alteration is a Structural Alteration which requires Landlord's approval as provided above. If Tenant shall dispute Landlord's determination, such dispute shall be determined in accordance with
Article 34 hereof. Tenant indemnifies Landlord and agrees to hold Landlord harmless from and against any loss, cost, liability or expense incurred by Landlord as a result of the performance of Alterations by Tenant, but not including Landlord's cost of reviewing any plans and specifications unless the same are determined to be Structural Alterations.

        Section 4.2 Prior to making any Alterations, including, but not limited to, Tenant's Initial Alterations, Tenant shall (a) subject to the provisions of Section 4.1(C), submit to Landlord detailed plans and specifications (including drawings for layout, architectural, mechanical, structural, interior design, fixturing and finishing work) for each proposed Alteration and shall not commence any Structural Alteration without first obtaining Landlord's written approval of such plans and specifications in accordance with, and to the extent required under Section 4.1(B) hereof, and (b) obtain worker's compensation and disability insurance in statutory limits (covering all persons employed and to be employed by Tenant, including Tenant's contractors and subcontractors engaged in connection with any such Alteration), builder's risk insurance covering all physical loss and other risks covered by the usual extended coverage and "all risk" endorsements, and comprehensive public liability (including property damage coverage), which builder's risk and comprehensive public liability insurance policies shall be in such form, with such companies, for such periods and such amounts as Landlord may reasonably require, and shall name, as additional insureds, Landlord, its agents, any lessor under any ground or underlying lease now or hereafter affecting the Land or the Building (any such lease is called a "Superior Lease"), and any holder of any mortgage which may now or hereafter affect any Superior Lease or the Land or the Building, respectively (any such mortgage is called a "Mortgage").

        Section 4.3     (A)     Landlord shall review plans and specifications
for Tenant's Initial Alterations within fifteen (15) Business Days, and plans and specifications for other Structural Alterations and amendments to plans and specifications within ten (10) Business Days after submission thereof by Tenant in accordance with this Lease. If Landlord fails to approve or disapprove submitted plans and specifications or amendments thereto within ten (10) or fifteen (15) Business Days, as the case may be, then, provided that the notice accompanying such plans and specifications or amendments and requesting consent specifically cites this provision of the Lease and the potential for a deemed approval, then such plans and specifications or amendments, as the case may be, shall be deemed approved by Landlord. Each disapproval delivered by Landlord must set forth in reasonable detail the reasons for such disapproval.

                (B) Tenant hereby acknowledges and agrees that Landlord's review of, and Landlord's granting of its approval to, any plans and specifications submitted to it under this Lease shall not constitute or be deemed to constitute a judgment, acknowledgment, representation or agreement by Landlord that such plans and specifications comply with the Legal Requirements of any Legal Authorities and/or the requirements of any Insurance Bodies, and/or that such plans and specifications will be approved by the Jersey City Department of Buildings (the "Buildings Department") or any other Legal Authority, respectively, as the case may be. Tenant further acknowledges and agrees that all such compliance and approval requirements shall be Tenant's sole obligation, as required by the provisions of this Article 4. Landlord shall be entitled to receive from Tenant, as Additional Rent, an amount equal to Landlord's reasonable, actual costs in connection with the review of Tenant's plans and specifications for Structural Alterations. Tenant also shall pay any fee charged by any Lessor or

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Mortgagee in reviewing the plans and specifications for any Structural
Alterations or inspecting the progress of completion of the same, provided, however, that such Lessor or Mortgagee has the right to review such plans or inspect such progress, and is not a Landlord Related Entity.

        Section 4.4     (A)     Tenant shall, before making any Alterations, at
its expense, obtain all permits, approvals and certificates (collectively, the "Permits") required by any Legal Authority and (upon completion) certificates of final approval thereof and shall deliver promptly to Landlord duplicates of all such Permits, together with the "as-built" plans and specifications (or marked shop drawings) for such Alterations.

                (B) All Alterations shall be made and performed in accordance with the plans and specifications therefor, as approved by Landlord (if applicable), and also in accordance with the construction rules and regulations reasonably established by Landlord governing the manner in which work may be performed in the Building and in effect at the time such Alterations are undertaken. The current construction rules and regulations are set forth on Exhibit E-1 annexed hereto and made a part hereof. No amendments or additions to the aforesaid plans and specifications shall be made without the prior written consent of Landlord, to the extent such amendment involves a Structural Alteration. Tenant shall furnish Landlord with copies of all such amendments and additions. All materials, equipment and fixtures to be incorporated in the Premises as a result of such Alterations shall be new and good quality. No such materials, equipment or fixtures shall be subject to any liens, encumbrances, chattel mortgages or security interests (as such terms are defined in the Uniform Commercial Code as in effect in the State of New Jersey on the date hereof) or any other title retention or security agreement. Tenant shall perform all Alterations at Tenant's sole cost and expense, with contractors or mechanics approved by Landlord as provided in Section 4.4(D) and shall complete such Alterations within a reasonable time after undertaking their performance. All Alterations which may reasonably be considered to potentially disturb other tenants in the Building shall be done at such times as Landlord may from time to time reasonably designate. If any such Alterations affect the Class E fire safety system, Landlord shall have the right to require that such Alterations be performed by Landlord's contractor(s) at Tenant's cost and expense, and Landlord's contractor(s) shall offer competitive rates for the performance of such work.

                (C) Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer, whether in connection with any Alteration or otherwise, if in Landlord's opinion such employment would interfere, cause any conflict, or create any difficulty, strike or jurisdictional dispute with, other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such interference, conflict, difficulty, strike, or jurisdictional dispute, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing the same to leave the Building immediately. In the case of a potential conflict, difficulty or jurisdictional dispute between a contractor, mechanic or laborer employed by Tenant and a contractor, mechanic or laborer employed by another tenant in the Building, if (1) Landlord has approved Tenant's contractor, mechanic or laborer, (2) Tenant's contractor, mechanic or laborer is or employs union personnel, and (3) Tenant employed its contractor, mechanic or laborer prior to such other tenant, then, in such case, Landlord agrees to resolve such potential conflict, difficulty or jurisdictional dispute in favor of Tenant.

                (D) Landlord's approval of a general contractor or construction manager for Tenant's Alterations shall be granted or denied in Landlord's good faith judgment, and shall depend on (1) whether such party is competent and has the financial resources or wherewithal to undertake, perform and complete Tenant's Alterations, and (2) such party's reputation in the industry and previous experience with Landlord in the Building or with Landlord's affiliates, or otherwise. If the performance by a general contractor or construction manager of Tenant's Alterations is of inferior quality, and/or such performance materially and adversely affects the Property, the Building, the Building Systems or the Structural Elements, or is a threat to the life, health, safety or property of Landlord and/or other tenants or occupants in the Building, then Tenant shall cause such contractor or construction manager to immediately suspend the performance of such work, upon notice from Landlord, until the situation is resolved to Landlord's satisfaction.

        Section 4.5 Tenant hereby indemnifies and saves harmless Landlord from and against any liability, loss, cost, damage and expense of every kind and nature incurred by reason of, or

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arising out of (A) Tenant's performance of any Alterations which affects the ability of Landlord to perform and complete any Landlord's Work or any other work in the Building for itself or another tenant in the Building, or the ability of another tenant in the Building to perform and complete any alteration or other work (except as a result merely of having to schedule Tenant's and such other tenant's work), or (B) any and all mechanic's and other liens filed in connection with any Alterations or repairs undertaken by Tenant hereunder, including, without limitation, the liens of any conditional sales, or chattel mortgages, title retention agreements, security agreements or financing statements upon any materials, fixtures, furniture or equipment installed in and constituting a part of the Premises. Tenant shall pay promptly, in cash, the cost of all Alterations and repairs, unless Tenant is in good faith contesting the validity of same. Any mechanic's or other lien filed against the Premises or the Property for work claimed to have been performed for, or materials claimed to have been furnished to Tenant shall be discharged by Tenant by bonding, payment or otherwise, within twenty (20) days after Tenant has notice thereof, or such shorter period (not less than ten (10) days) as may be required by a Mortgagee. If Tenant shall fail to cause any such lien to be discharged within the aforesaid period, then in addition to any other available right or remedy, Landlord may, but shall not be obligated to, discharge same, either by paying the amount claimed to be due, by deposit, bonding proceedings or otherwise, and in such event Landlord shall be entitled, if it elects, to compel the prosecution of an action for the foreclosure of such lien and to pay the amount of the judgment in favor of the lienor, with interest, costs and allowances. Any amount so paid, and all costs and expenses so incurred by Landlord in connection therewith, shall constitute Additional Rent hereunder, and shall bear interest thereon at the Interest Rate until paid by Tenant to Landlord.

        Section 4.6     (A)     All Alterations, including Tenant's Initial
Alterations, and all fixtures (other than moveable trade fixtures, as hereinafter provided), equipment, furnishings, paneling, partitions, railings and like installations, installed in the Premises at any time, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the Premises; provided, however, Tenant shall remove any Alterations which are specialty alterations in excess of standard office installations, including, without limitation: antenna installations on the Building's roofs, including the roof of the Annex, outdoor signage, kitchens (excluding pantries), cafeterias, plumbing in connection with gymnasiums or fitness centers, executive or private bathrooms, vaults (but excluding reinforced floors), sloping or terraced floors, internal staircases, diesel fuel lines (including the EPS Generator Fuel Pipe) to the roof-top EPS Generators, dumbwaiters, fire suppression or uninterrupted power supply systems, any louvers installed by Tenant and other improvements of a similar nature (collectively, "Specialty Alterations"), at the expiration or earlier termination of this Lease and restore the Premises to its condition immediately preceding the making of such Specialty Alterations. Notwithstanding the foregoing provisions of this
Section 4.6(A), Tenant hereby acknowledges and agrees that Tenant shall be required to remove from the Premises all Alterations which Tenant has placed or installed therein without Landlord's approval (where such approval was required pursuant to this Article 4) or without notice (where notice was required) to Landlord or which are not performed in accordance with the terms of this Article 4, and to repair any damage to the Premises and the Building as a result of such removal, at the expiration or earlier termination of this Lease. Tenant shall repair any damages to the Premises or the Building caused by the removal of any of the aforesaid items, such repairs to be performed in a good and workmanlike manner. Tenant shall not be required to remove any conduits or risers (other than the diesel fuel lines, including the EPS Generator Fuel Pipe, referred to above) installed by Tenant inside or outside of the Building, or their contents, at the expiration or earlier termination of this Lease, provided that Tenant leaves them in working order and good repair.

                (B) All personal property, furniture, furnishings, moveable equipment, moveable trade fixtures and moveable partitions supplied by or installed by or on behalf of Tenant, at Tenant's sole cost and expense and without any cost or expense by, or contribution from Landlord (collectively, the "Tenant's Property") prior to and during the Term, shall remain the property of Tenant and Tenant shall, upon the Expiration Date, remove Tenant's Property from the Premises but only to the extent that Tenant's Property (or any portion thereof) is not affixed or attached to, or built into the Premises or any of the Building Systems, and/or can be removed without damage to the Structural Elements; and provided, however, that Tenant shall repair any damage to the Premises and the Building caused by such removal, in a good and workmanlike manner, and shall restore the Premises to original Building standard condition (reasonable wear and tear and casualty excepted). Any of the Tenant's Property not so removed by Tenant at or prior to the Expiration Date, shall be deemed abandoned and may, at the election of Landlord, either be retained by Landlord as Landlord's property or may be removed from the Premises and stored or disposed of by Landlord, all at Tenant's sole risk and expense.

        Section 4.7 Landlord shall be entitled to receive from Tenant, as Additional Rent, a construction supervisory fee, in connection with the performance of any Structural Alteration, other than Tenant's Initial Alterations, equal to the lesser of (a) Landlord's reasonable actual costs incurred in supervising such Structural Alteration, and (b) three percent (3%) of the cost of the Structural Alteration in question.

        Section 4.8 Upon the request of Tenant, Landlord, at Tenant's cost and expense, shall join in any applications for any permits, approvals or certificates required to be obtained by Tenant in connection with any permitted Alteration (provided that the provisions of the applicable Requirement shall require that Landlord join in such application) and shall otherwise cooperate with Tenant in connection therewith, provided that Landlord shall not be obligated to incur any cost or expense, including, without limitation, attorneys' fees and disbursements, unless Tenant shall reimburse Landlord for the same, or suffer any liability in connection therewith.

        Section 4.9     Intentionally Omitted.

        Section 4.10 Tenant shall have the right, at Tenant's sole cost and expense, subject to Landlord's review and approval of the plans and specifications therefor, and Tenant's compliance with the provisions of this
Article 4, to install kitchens, pantries, cafeterias, lunchrooms and a fitness center in the Premises for the exclusive use of Tenant's and its affiliates' and subtenants' employees and invitees in connection with Tenant's business operations in the Premises. All such Alterations shall be deemed to be Structural Alterations for all purposes of this Lease. Tenant shall have the right, at Tenant's sole cost and expense, and subject to the provisions of this
Article 4, to exhaust kitchen fumes through the south exterior wall of the Building, and to remove the existing Building vision glass, as necessary, on the south side of the Building, on one (1) floor of the Premises in a location mutually acceptable to Landlord and Tenant, in order to install duranodic air vents and/or louvers on such south side of the Building within such windowed portions of the Premises, to provide fresh air intake for Tenant's HVAC system, which air vents and/or louvers shall be of color, material, aesthetic quality and finish to match the texture of the Building's facade and curtain wall, and all of the above shall be performed in accordance with and subject to all applicable Legal Requirements. All such Alterations will be deemed to be Structural Alterations and Specialty Alterations for all purposes of this Lease.

        Section 4.11    (A)     Landlord hereby agrees that Tenant shall have
the right to the non-exclusive use of the vertical shaft area(s) in the Building's core space, from the ground or from the Premises, as the case may be. Tenant shall be permitted to use Tenant's Operating Share of such shaft area(s).

                (B) Tenant shall have the right to install within such shaft areas, at Tenant's sole cost and expense: (a) dedicated telecommunications conduits and risers to service Tenant's telecommunications requirements in the Premises; (b) dedicated electrical conduits and risers to service Tenant's electrical requirements in the Premises for emergency power requirements and other critical loads, subject, however, to the restrictions as to electrical capacity as are set forth in Section 13.3 of this Lease; (c) the EPS Generator Fuel Pipe; (d) the condenser water, chilled water, exhaust and gas conduits; and
(e) such other conduits as may be approved by Landlord, to the extent required hereunder; subject, however, to applicable Legal Requirements and the requirements of Article 4 regarding the performance of such installation work as a Structural Alteration, including payment to Landlord of the fees and expenses to the extent called for in Section 4.7 of this Lease. In the alternative, Tenant may request that Landlord perform, and Landlord will perform on behalf of Tenant, as Tenant's contractor, such electrical, telecommunications, and other conduit and riser installation work at Tenant's cost and expense (including Landlord's mark-up and overhead).

                (C) Tenant shall be required, at Tenant's sole cost and expense, to keep in good condition, maintain, repair and replace, if required during the Term of this Lease, in accordance with all Legal Requirements and the relevant provisions of this Lease, any of the installations, conduits and risers installed by or on behalf of Tenant within the Building's shaft areas. Tenant shall notify Landlord of all such work and Landlord's prior approval thereof shall be required if such work constitutes a Structural Alteration.

                (D) Landlord agrees that Tenant shall have twenty-four (24) hour access to the Building's shaft areas for the purposes of maintaining and servicing the risers, conduits and other installations therein, provided, however, that Landlord shall have the right to have a supervisory person present during Tenant's access to the shaft area(s) as aforesaid, and, except in case of an emergency, Tenant shall provide Landlord with prior notice of Tenant's desired access to the shaft areas. Tenant agrees that Tenant shall reimburse Landlord's costs of supervisory personnel therefor to the extent provided in
Section 4.7.

                (E) Tenant shall have the right to a non-exclusive license to use an existing easement in favor of Landlord for the purpose of connecting its data systems with Tenant's premises at 525 Washington Boulevard; provided, however, that Landlord shall have no responsibility to obtain any consent of the owner of the building located at 525 Washington Boulevard required for such purpose. Such license shall be granted pursuant to a separate written agreement reasonably acceptable to Landlord and Tenant. Any installation made by Tenant shall be considered a Structural Alteration and a Specialty Alteration.

                                    ARTICLE 5

                             MAINTENANCE AND REPAIRS

        Section 5.1     (A)     Except as specifically set forth in Section 5.2
below, Tenant shall, throughout the Term, maintain the Premises and the fixtures and appurtenances located therein or exclusively serving the Premises, including, without limitation, the air-conditioning units in the Existing Building, any heating and air-conditioning system located in the Annex and any HVAC units servicing the Annex whether or not located therein, in good condition, and repair and replace same as necessary, except that Landlord shall pay the current cost of maintaining the three (3) passenger elevators to be installed by Landlord as part of Landlord's Work in the Annex to exclusively serve the Annex, and Tenant shall pay any future increases in such cost. In all events, Tenant shall be responsible for all damage or injury to the Premises or any other part of the Building and the Building Systems and the Structural Elements, respectively, whether requiring structural or nonstructural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or other occupant or arising out of the installation, use or operation of the property or equipment of Tenant or any of Tenant's subtenants. Tenant shall also repair all damage to the Building and the Premises caused by the moving in and out thereof of any of Tenant's Property.

                (B) Tenant shall promptly make, at Tenant's sole cost and expense, all repairs in and to the Premises for which Tenant is responsible, in compliance with the provisions of Article 4 pertaining to Alterations made by Tenant. If any such repairs for which Tenant is responsible affect the Class E fire safety system, Landlord shall have the right to require that such repairs be performed by Landlord's contractors at Tenant's cost and expense, and Landlord's contractors shall offer competitive rates for the performance of such work.

        Section 5.2     (A)     Landlord shall maintain in good working order
and promptly repair the exterior and the Structural Elements of the Building, including the structural portions of the Premises and all public portions of the Property and the Building Systems serving the Premises except to the extent Tenant is responsible therefor pursuant to Section 5.1. Tenant agrees to give prompt notice of any repairs required to be made in the Premises for which Landlord may be responsible hereunder and Landlord shall not be obligated to make such repairs until it receives such notice from Tenant. In the event that Landlord fails to promptly proceed to make any repair required to be made by Landlord hereunder, which shall materially impair the operation of Tenant's business in the Premises or render all or any part of the Premises inaccessible or unusable, and such failure continues for a period of five (5) days after notice thereof by Tenant to Landlord and all Mortgagees and Lessors, then Tenant shall have the right to effect such repair if and only to the extent such repair can be effected without Tenant in any way affecting the Structural Elements or the Building Systems (except to the extent the same exclusively serve the

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Premises). Tenant may offset the reasonable third party out-of-pocket costs and expenses incurred by Tenant in effecting such repair against the next due payments of Rent. If Tenant exercises the foregoing right of self-help, then Landlord shall have no liability for, and the provisions of Section 25.2 shall not be applicable to, any condition resulting from the work performed by Tenant.

                (B) There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord, except as otherwise specifically set forth herein, by reason of inconvenience, annoyance or injury to business arising from Landlord or others making repairs, alterations, additions or improvements in or to any portion of the Building or the Premises or in and to the fixtures, appurtenances or equipment thereof, or any portion of the Building Systems located therein.

                (C) Except as specifically set forth in this Section 5.2 and in Section 25.2, it is specifically agreed that Tenant shall not be entitled to any setoff or reduction of Rent by reason of any failure of Landlord to comply with any of the terms, provisions, conditions or the covenants or any other Article of this Lease. Tenant agrees that, except as specifically provided in this Section 5.2, Tenant's sole remedy at law in such instance shall be by way of an action for damages for breach of contract. The provisions of this Article 5 shall not apply in the case of fire or other casualty which are dealt with in
Article 10 hereof.

                                    ARTICLE 6

                                 WINDOW CLEANING

                Tenant will not clean nor require, permit, suffer or allow any window in the Premises to be cleaned from the outside in violation of any applicable Legal Requirements of any Legal Authority having or asserting jurisdiction over the Building and/or the Premises. Landlord shall clean the exterior surfaces of the outside windows of the Premises no less than three (3) times per year.

                                    ARTICLE 7

                         LEGAL REQUIREMENTS; FLOOR LOADS

        Section 7.1     (A)     At all times during the Term, Tenant, at
Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders, directives and regulations including, but not limited to, all environmental or hazardous substance laws (collectively, the "Legal Requirements") of all state, federal, municipal and local governments, departments, commissions, bureaus and boards and any directives or directions of any public officer acting under or pursuant to law (each, a "Legal Authority"; collectively, the "Legal Authorities"), and any orders, rules or regulations of any of the New Jersey Board of Fire Underwriters or the Insurance Services Office or any similar body (each, an "Insurance Body"; collectively, the "Insurance Bodies") which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Premises, and with respect to the portion of the sidewalk adjacent to the Premises, if the Premises are on the street level, arising out of Tenant's specific manner of use (as opposed to simple office or trading floor use) thereof, or out of any installations of Tenant. At all times during the Term, Landlord, at Landlord's sole cost and expense, shall promptly comply with all Legal Requirements of all Legal Authorities and any orders, rules or regulations of any Insurance Bodies, which shall impose any violation, order or duty upon Landlord with respect to those portions of the Building not otherwise let to any tenants, except to the extent the same is the responsibility of Tenant hereunder.

                (B) Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use or occupancy of the Premises or method of operation therein, violated any Legal Requirements with respect thereto.

                (C) As used in this Article 7, the phrase "Tenant's specific manner of use or occupancy" shall include, without limitation, any repairs to, or Alterations of, the Premises performed by or on behalf of Tenant, any breach of a covenant, agreement, term, provision or

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condition of this Lease on the part of Tenant to be observed or performed, and any cause or condition created by or on behalf of Tenant.

                (D) In all events, Tenant shall promptly deliver to Landlord true and complete copies of all documents and correspondence submitted by Tenant to or received by Tenant from any Legal Authority or Insurance Body with respect to the Premises or this Lease.

        Section 7.2 Tenant may contest and appeal any such Legal Requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any Superior Lease or Mortgage under which Landlord may be obligated, or cause the Premises or any part thereof to be condemned or vacated.

        Section 7.3 Tenant shall not do or permit any act or thing to be done in or to the Premises which is contrary to or in violation of any Legal Requirement, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the Premises or the Building, or which shall subject Landlord to any liability or responsibility to any person or entity for personal injury or for property damage. Tenant shall not keep anything in the Premises except as now or hereafter permitted by the fire department or any Insurance Body having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the Building, and shall not use the Premises in any manner (other than the Permitted Use) which will increase the insurance rate for the Building or any property located therein over that in effect prior to the commencement of Tenant's occupancy.

        Section 7.4 Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this Article 7 and, if by reason of such failure, the fire insurance rate shall, at the time in question, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant to comply with the terms of this Article 7. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of rate for the Building or Premises issued by any Insurance Body or other body making fire insurance rates applicable to the Premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said Premises.

        Section 7.5     (A)     In amplification of and supplementing the Legal
Requirements with which Tenant is required to comply, and without limitation, Tenant acknowledges the existence of federal, state and local environmental laws, rules and regulations (collectively, the "Environmental Laws"), including, without limitation, the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. ("ISRA") and the Spill and Compensation and Control Act N.J.S.A. 58:10-23.11 et seq. Tenant agrees, from and after the date hereof, to act in compliance with all such Environmental Laws. Tenant shall not perform any acts in violation of Environmental Laws. Tenant represents to Landlord that Tenant's Standard Industrial Classification (SIC) Number as used on its Federal Tax Return will not, under the applicable rules and regulations existing as of the date hereof, subject the Premises or the Property to ISRA applicability. Tenant represents to Landlord and covenants that Tenant will not change to an operation with a different SIC Number without Landlord's prior written consent. Any such proposed change shall be sent in writing to Landlord sixty (60) days prior to the proposed change. Landlord may deny consent if, inter alia, the different SIC Number would subject the Premises or the Property to ISRA applicability. Notwithstanding anything to the contrary set forth herein, in the event that Tenant's SIC Number or the SIC Number of any subtenant or other party holding by, through or under Tenant (including any assignee hereof) shall subject the Premises or the Property to ISRA applicability, the same shall not constitute a violation hereunder if the criteria of the so-called "office exemption" established under N.J.A.C. 7:26B-2.1(b)(2) shall be satisfied and the entity whose SIC Number is in question certifies to Landlord in writing and under oath that such entity satisfies the exemption criteria.

                (B)     (1)     Upon the occurrence of any event requiring
        Tenant's compliance with ISRA, or if Landlord by reason of any act or omission or failure to act or not act on the part of Tenant, shall be required to comply with ISRA, Tenant shall make all necessary filings with the New Jersey Department of Environmental Protection ("DEP") and any other relevant Legal Authority and, at its own expense, shall cause all necessary tests and studies to be performed. Landlord shall complete such documents and otherwise cooperate (provided such cooperation does not subject Landlord to any fee, cost, expense or liability or require performance by Landlord of Tenant's obligations hereunder) as may be reasonably requested by Tenant or required by the ISRA requirements of the DEP.

                        (2) In the event that the DEP or any other Legal Authority shall require an investigation or clean-up of the Premises or the Property or other remedial action in order to comply with any Environmental Law, or in the event of the imposition of any fine or penalty arising out of an environmental violation affecting the Premises, then, if and only if such investigation or cleanup or other remedial actions shall have been caused by the activities or occurrences of Tenant, its agents, employees, invitees or independent contractors, and expressly excluding such obligations, remedial actions, fines and penalties actually resulting from the conduct of Landlord, its employees, agents, licensees or independent contractors, whether before, during or after the Term hereof, arising out of performance of Landlord's obligations under this Lease or otherwise, Tenant shall assume responsibility, at its sole cost and expense, for such investigation or clean-up obligations, remedial actions, fines and penalties not expressly excluded above, and Tenant shall conduct (a) such investigation, cleanup and/or other remedial action in accordance with the Technical Requirements for Site Remediation (N.J.A.C. 7:26E) in order to obtain an unconditional No Further Action Letter and Covenant Not To Sue from the DEP and (b) any such cleanup or remedial action to an unrestricted use standard, and shall not propose any institutional or engineering controls to DEP without the express written consent of Landlord.

                (C) Tenant hereby agrees to execute such documents and provide such information as Landlord reasonably deems necessary and to make such applications as Landlord reasonably requires to assure compliance with ISRA or to comply with any Environmental Laws, rules or regulations of any relevant Legal Authority. Tenant shall bear all costs and expenses incurred by Landlord associated with any required ISRA compliance resulting from Tenant's use of the Premises or any acts and/or omissions which Tenant, its agents, employees, invitees or independent contractors initiate, including, without limitation, State agency fees, engineering fees, clean-up costs, filing fees and suretyship expenses. As used in this Lease, ISRA compliance shall include applications for determinations of nonapplicability by the appropriate Legal Authority.

                (D) Tenant agrees to indemnify and hold Landlord harmless from and against any fines, suits, proceedings, claims and actions and any other cost, expense or liability of any kind arising under Environmental Laws, rules or regulations resulting from Tenant's use of the Premises, other than its use for general or executive offices, or any acts and/or omissions which Tenant, its agents, employees, invitees or independent contractors initiate, Tenant's failure to comply with this Section 7.5 or Tenant's failure to provide all information, make all submissions and take all actions required by any Legal Authority. Landlord agrees to indemnify and hold Tenant harmless from and against any fines, suits, proceedings, claims and actions, and any other cost, expense or liability of any kind arising under Environmental Laws, resulting from Landlord's construction or management of the Building or any other acts or omissions of Landlord or Landlord's agents, contractors or employees.

                (E) Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which it was designed to carry (i.e., one hundred (100) pounds per square foot live load) and which is allowed by law.

                                    ARTICLE 8

                    SUBORDINATION; ATTORNMENT; MODIFICATIONS

        Section 8.1     (A)     This Lease is and shall be subject and
subordinate to all Superior Leases and to all Mortgages which may now or hereafter affect such Superior Leases or the Land and/or the Building, as the case may be, and to all renewals, modifications, consolidations, replacements and extensions of any such Superior Leases and Mortgages; provided, however, and on the condition that (1) a mortgagee under any Mortgage currently or hereafter encumbering the Property (a "Mortgagee") shall execute and deliver to Tenant for Tenant's signature an agreement which shall provide that, if there shall be a foreclosure of its Mortgage, a deed in lieu of foreclosure or any other transaction whereby Mortgagee succeeds to the interests of Landlord hereunder, such Mortgagee will not make Tenant a party defendant to such foreclosure, or to evict Tenant, disturb Tenant's possession under this Lease, or terminate or disturb Tenant's leasehold estate or rights hereunder, and will recognize Tenant as the direct tenant of such Mortgagee on the same terms and conditions as are contained in this Lease, subject to the provisions hereafter set forth, provided no Event of Default shall at the time have occurred and be continuing hereunder, or (2) a lessor under a Superior Lease (a "Lessor") shall execute and deliver to Tenant for Tenant's signature an agreement to the effect that if its Superior Lease shall expire, terminate or be terminated for any reason, Lessor will not make Tenant a party defendant in any action to terminate such Superior Lease, or to evict Tenant, disturb Tenant's possession under this Lease, or terminate or disturb Tenant's leasehold estate or rights hereunder, and will recognize Tenant as the direct tenant of such Lessor on the same terms and conditions as are contained in this Lease, subject to the provisions hereafter set forth, provided no Event of Default shall at the time have occurred and be continuing hereunder (any such agreement, or any agreement of similar import, from a Mortgagee, a Lessor or Landlord, as the case may be, is called a "Nondisturbance Agreement"). This clause shall be self operative and no further instrument of subordination shall be required by any Lessor or Mortgagee, as the case may be. In confirmation of such subordination, Tenant shall execute promptly any reasonable certificate that Landlord may request.

                (B) Any Nondisturbance Agreement may be made on the condition that and Tenant hereby agrees that neither the Mortgagee nor the Lessor, as the case may be, nor anyone claiming by, through or under such Mortgagee or Lessor, as the case may be, including a purchaser at a foreclosure sale (each, a "Successor Landlord") shall, unless such Successor Landlord is a Landlord Related Entity or an affiliate of the then landlord, be:

                        (1) liable for any previous act or omission of Landlord under this Lease, except to the extent that a default continues after the date of foreclosure or purchase of the Premises (in which event such default shall be deemed to have occurred on the date of transfer of title to the Premises); or

                        (2) subject to any credit, claim, counterclaim, demand, defense or offset, not expressly provided for in this Lease and asserted with reasonable promptness, which Tenant may have or shall have theretofore accrued to Tenant against Landlord; or

                        (3) bound by any previous modification of this Lease, not expressly provided for in this Lease, or by any previous prepayment of more than one (1) month's Fixed Rent to Landlord (or its predecessors-in-interest), unless such modification or prepayment shall have been expressly approved in writing by any Successor Landlord; or

                        (4) obligated to perform any alteration or improvements of the Premises not expressly required of the Landlord under this Lease; or

                        (5) responsible for any monies owing by Landlord to the credit of Tenant, other than pursuant to Article 2 hereof in connection with Additional Charges; or

                        (6) bound by any obligation to make any payment to Tenant, or be subject to any credits, except for services, repairs, maintenance and restoration provided for under this Lease to be performed after the date of attornment; it being expressly understood, however, that any Successor Landlord shall not be bound by any obligation to make payment to Tenant with respect to construction performed by or on behalf of Tenant at the Premises; or

                        (7) required to remove any person occupying the Premises or any part thereof, except as otherwise provided in the Lease.

The Nondisturbance Agreement shall not contain any other provisions that have a materially adverse effect on Tenant.

                (C)     If required by a Mortgagee or a Lessor, within fifteen
(15) days after notice thereof, Tenant shall join in any reasonable Nondisturbance Agreement meeting the criteria set forth above to indicate its concurrence with the provisions thereof and its agreement set forth in Section
8.2 hereof to attorn to such Mortgagee or Lessor, as the case may be, as Tenant's landlord hereunder. Tenant shall promptly so accept, execute and deliver any Nondisturbance Agreement proposed by any such Mortgagee or Lessor which conforms to the provisions of this Article 8, or any other agreement that Landlord or such Mortgagee or Lessor may request in confirmation of such subordination. Any such Nondisturbance Agreement may also contain other terms and conditions as may otherwise be required by such Mortgagee or Lessor, as the case may be, which do not increase Tenant's monetary obligations under this Lease, or adversely affect or adversely diminish the rights, or increase the other obligations of Tenant under this Lease, in each case, other than a de minimis amount. A list of all Superior Leases and Mortgages encumbering the Property as of the date hereof is set forth as Schedule 4 annexed hereto and made a part hereof. All of the Lessors set forth thereon are Landlord Related Entities. Landlord will deliver to Tenant, for Tenant's execution, concurrently the execution and delivery of this Lease, Non-Disturbance Agreements from the existing Lessors and Mortgagees.

                (D) Landlord shall deliver a Non-Disturbance Agreement in favor of a subtenant of Tenant to which Landlord has consented or for which Landlord's consent is not required in accordance with Article 12 hereof, from itself and any Lessor that is a Landlord Related Entity, provided that:

                        (1)     the subtenant is not a Partnership Tenant;

                        (2)     the subtenant has Investment Grade Credit;

                        (3)     the term of the sublease is not less than one
(1) year;

                        (4) the subleased space contains no partial floors, is contiguous, covers either the top-most or bottom-most floor(s) of the Premises; it being agreed that for purposes of this subsection (4), the second
(2nd) and third (3rd) floors of the Building shall be considered one (1) floor, and the fourth (4th) and fifth (5th) floors of the Building shall be considered one (1) floor; and

                        (5) the Rent per square foot provided for in the sublease is equal to or greater than the Rent provided for herein, or the sublease or Non-Disturbance Agreement provides that the Rent shall automatically increase to such greater amount upon attornment, without the necessity of the execution of any additional documentation.

In addition, provided the foregoing conditions are satisfied, Landlord shall use reasonable efforts to obtain a Non-Disturbance Agreement in favor of a subtenant of Tenant to which Landlord has consented or for which Landlord's consent is not required in accordance with Article 12 hereof, from each Mortgagee and Lessor (other than any Lessor that is a Landlord Related Entity). The use of "reasonable efforts" shall not require Landlord to incur any fee, liability, cost or expense or to renegotiate any agreement with any Mortgagee or Lessor, as the case may be. Tenant shall reimburse Landlord for all costs and expenses, including, without limitation, reasonable legal fees and disbursements, incurred by Landlord in connection with delivering, negotiating or obtaining any Nondisturbance Agreements from unrelated parties.

        Section 8.2 This Lease shall not terminate or be terminable by Tenant by reason of any termination of any Superior Lease, by summary proceedings or otherwise. Tenant agrees, without further instruments of attornment in case of any such termination, to attorn to such lessor, to waive the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Premises in the event such Superior Lease is terminated.

        Section 8.3 As long as any Superior Lease or Mortgage shall exist, Tenant shall not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to all Lessors and Mortgagees other than Lessors and Mortgagees that are Affiliates, at such addresses as shall have been furnished to Tenant and, if any such Lessor or Mortgagee, as the case may be, shall have notified Tenant within ten (10) Business Days following receipt of such notice of its intention to remedy such act or omission, until a reasonable period of time shall have elapsed following the giving of such notice, during which period such Lessors and Mortgagees shall have the right, but not the obligation, to remedy such act or omission; provided, however
(A) such Mortgagee or Lessor, as the case may be, diligently prosecute such cure, and (B) in no such event shall such cure period extend beyond ninety (90) days from the date such act or omission occurred.

        Section 8.4 If, in connection with the procurement, continuation or renewal of any financing for which the Property or the interest of the lessee therein under a Superior Lease represents collateral in whole or in part, an institutional lender shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not withhold its consent thereto provided that such modifications do not (A) increase the items of Rent payable under this Lease; or (B) adversely affect any rights of Tenant under this Lease (except to a de minimis extent); or (c) diminish the obligations of Landlord under this Lease (except to a de minimis extent).

        Section 8.5 Landlord covenants that it will not default, beyond any applicable notice and grace periods, in its obligations under any Mortgage or Superior Lease.

        Section 8.6 Landlord represents that it is the holder of a leasehold interest in the Land, pursuant to a lease (the "Ground Lease") described on
Schedule 4 annexed hereto and made a part hereof. Landlord further represents and warrants to, and agrees with, Tenant that (A) the Ground Lease is in full force and effect in accordance with, and subject to, all of the terms, covenants, conditions and agreements contained therein; (B) the Ground Lease has not been modified, amended or supplemented except as set forth on Schedule 4 hereto; (C) Landlord has received no notice of Landlord's default under the Ground Lease, Landlord knows of no default by the ground lessor under the Ground Lease, and no event or condition now exists which, with the passage of time or the giving of notice, or both, would or could constitute a default under the Ground Lease by either party thereto; (D) Landlord holds a leasehold estate in the Land and the Building under the Ground Lease, free and clear of any liens, claims, mortgages or encumbrances that will materially affect Tenant's occupancy of the Premises; (E) Landlord is a validly existing limited liability company and in good standing under the laws of the State of New Jersey, with the requisite power and authority to execute, deliver and perform its obligations under the Lease for the full Term and no joinder or approval of any other person or entity is required with respect to Landlord's right and authority to enter into this Lease. Landlord covenants and agrees not to voluntarily cancel or surrender its leasehold estate in the Ground Lease or consent to any material modification, amendment or supplement to the Ground Lease in each case which will deprive Tenant of any or all rights under this Lease or expand Tenant's obligations under this Lease, without the prior consent of Tenant, and further agrees to perform all obligations required of it under the Ground Lease in a timely manner, and prior to the expiration of any applicable notice and cure periods for any default thereunder.

                                    ARTICLE 9

                INSURANCE; PROPERTY LOSS; DAMAGE; REIMBURSEMENT;
                    INDEMNITY; EXCULPATION AND NON-LIABILITY

        Section 9.1     (A)     Tenant shall not do or permit any act or thing
to be done upon the Premises which would, in a commercial context, be reasonably expected to subject Landlord to any liability or responsibility for injury or damage to persons or property, or to any liability by reason of any violation of law or of any Legal Requirement of any Legal Authority or otherwise, but shall exercise such control over the Premises as to fully protect Landlord against any such liability.

                (B) Tenant shall indemnify and save harmless Landlord and Landlord's members, partners, shareholders, officers, directors, employees, agents and contractors (collectively, the "Indemnitees") from and against any and all claims of whatever nature against Landlord and/or the Indemnitees arising from (1) any act, omission, negligence or willful misconduct of Tenant, its contractors, licensees, agents, servants, invitees or employees related to this Lease or the Property, (2) any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in or about the Premises, (3) any accident, injury or damage whatsoever occurring outside the Premises but anywhere within or about the Property, where such accident, injury or damage results or is claimed to have resulted from an act, omission, negligence or willful misconduct of Tenant, its contractors, licensees, agents, servants, invitees or employees, and
(4) any breach, violation or non-performance of any term, covenant, condition or agreement in this Lease set forth on the part of Tenant or parties claiming by or under Tenant to be fulfilled, kept, observed or performed. Tenant's liability under this Lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any such subtenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Landlord shall promptly notify Tenant and Tenant shall have the duty, at Tenant's expense, to resist or defend such action or proceeding by counsel selected by Tenant's insurance carrier or otherwise approved by Landlord in writing, as the case may be, such approval not to be unreasonably withheld.

                (C) Except as set forth in Section 9.1(B), Landlord shall indemnify and save harmless Tenant and Tenant's members, partners, shareholders, officers, directors and employees from and against any and all claims of whatever nature against Tenant or such parties arising from (1) the negligence or willful misconduct of Landlord, its contractors, licensees, agents, servants, invitees or employees, (2) any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in the public areas of the Building, (3) any accident, injury or damage whatsoever occurring outside the public areas of the Building but anywhere within or about the Property, where such accident, injury or damage results or is claimed to have resulted from the negligence or willful misconduct of Landlord, its contractors, licensees, agents, servants, invitees or employees, and (4) any breach, violation or non-performance of any term, covenant, condition or agreement in this Lease set forth on the part of Landlord or parties claiming by or under Landlord to be fulfilled, kept, observed or performed, except as may be specifically limited by another provision of this Lease. In case any action or proceeding is brought against Tenant by reason of any such claim, Tenant shall promptly notify Landlord and Landlord shall have the duty, at Landlord's expense, to resist or defend such claim, action or proceeding by counsel selected by Landlord's insurance carrier or otherwise approved by Tenant in writing, as the case may be, such approval not to be unreasonably withheld.

                (D) The foregoing indemnities and hold harmless agreements shall include indemnity from and against any and all liability, loss, cost, damage and expense of any kind or nature incurred in or in connection with any such claim or proceeding brought thereon and the defense thereof including, without limitation, attorneys' fees and disbursements. The indemnified party, from time to time, may submit to the indemnifying party copies of the indemnified party's legal bills in connection with the foregoing, and the indemnifying party, upon receipt of such bills, shall promptly pay to the indemnified party the amount shown thereon as additional rent. The foregoing indemnities and hold harmless agreements shall survive the expiration or earlier termination of this Lease.

        Section 9.2 Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the gross negligence or willful misconduct of Landlord, its contractors, licensees, agents, servants or employees.

        Section 9.3 If at any time any windows of the Premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, other than as a result of Landlord's acts) for any reason whatsoever including, but not limited to, Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.

        Section 9.4     (A)     Tenant shall obtain and keep in full force and
effect during the Term:

                        (1) a policy of commercial general liability and property damage (1973 occurrence or successor form) insurance with broad form liability coverage, including contractual liability coverage, covering Tenant's obligations under Section 9.1(B), and personal injury liability coverage, against claims for personal injury, death and/or property damage occurring in or about the Premises and/or the Property and under which the insurer agrees to indemnify and hold Landlord harmless from and against, among other things, all cost, expense and/or liability arising out of or based upon any and all claims with respect to accidents, injuries and damages, and which policy shall also contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, and minimum limits of liability under such policy including products liability and completed operations shall be a combined single limit with respect to each occurrence in an amount of not less than Five Million Dollars ($5,000,000.00) (Ten Million Dollars ($10,000,000.00)
        during any construction, alteration or renovation) for injury (or death) and damage to property (or in any increased amount reasonably required by Landlord); it being agreed and understood that such limit of coverage may be provided by Tenant's commercial general liability and property damage policy in conjunction with an umbrella or excess liability policy;

                        (2) insurance against loss or damage by fire and such other risks and hazards (including, during the period of construction of any Tenant's Property and Alterations, casualty insurance in the so-called "Builder's Risk Completed Value Non-Reporting Form"), burglary, theft and breakage of glass within the Premises as are insurable under the available standard forms of "all risk" insurance policies, to Tenant's Property and Alterations for the full replacement cost value thereof (including an "agreed amount" endorsement); and

                        (3) worker's compensation and disability insurance, in such amounts as shall be required, from time to time during the Term, by Legal Requirements of any applicable Legal Authority.

                (B) For purposes of this Lease, Tenant hereby agrees that Landlord, Landlord's managing agent, if any, and all Lessors and Mortgagees, respectively, as the case may be, shall be designated as additional insureds and the beneficiaries of the indemnification furnished by Tenant hereunder, and that each policy of insurance shall contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, and shall provide that it will be non-cancelable with respect to the additional insureds without thirty (30) days written notice to such insureds by certified mail, return receipt requested, which notice shall contain the policy number and the names of the insureds and certificate holders. A certificate of each of the required policies shall be delivered to Landlord by Tenant on or prior to the Commencement Date, or any earlier date of entry upon the Premises by Tenant or anyone claiming by or under Tenant, and a renewal certificate shall be delivered to Landlord by Tenant at least thirty (30) days prior to the expiration of any of such policies.

                (C) All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by reputable and independent insurers licensed to do business in the State of New Jersey, and rated in Best's Insurance Guide or any successor thereto (or if there be none, an equivalent organization having a national reputation) as having a general policyholder rating of "A" and either (1) a financial rating of at least "10", or (2) a policy holder surplus of at least Fifty Million Dollars ($50,000,000.00). All contractors working in the Premises shall be required to provide coverages outlined above in Sections (A)(1),
(A)(3), (B) and this Section (C) with a $1,000,000 limit for Commercial General Liability ($10,000,000 for the primary general contractor).

                (D) Landlord may, at any time and from time to time during the Term, require that the amount of the insurance to be maintained by Tenant hereunder be increased, so that the amount thereof adequately protects Landlord's interest; provided, however, that the landlords of comparable first class office buildings located in the Comparable Market have similarly increased the amount of insurance required to be obtained by tenants under leases for such properties to similar amounts.

                (E) Landlord hereby agrees that Tenant shall have the right to provide the insurance which is required hereunder as part of so-called "blanket insurance policies" which insure other properties of Tenant, provided, however, that such "blanket insurance" policies provide for an adequate reserve to cover any casualty, damage or injury at the Property or Premises for which Tenant is required to obtain insurance coverage hereunder.

                (F) Tenant shall pay all premiums and charges for all of such policies. On the Commencement Date and thereafter, at least thirty (30) days prior to the expiration of any such policies, Tenant shall deliver to Landlord evidence of payment for the policies. If Tenant shall fail to make any payment when due or carry any such policy, Landlord may, but shall not be obligated to, make such payment or carry such policy, and the amount paid by Landlord, with interest thereon at the Interest Rate, shall be repaid to Landlord by Tenant on demand, and all such amounts so repayable, together with interest at the Interest Rate, shall be considered as additional rent hereunder. Payment by Landlord of any such premium or the carrying by Landlord of any such policy shall not be deemed to waive or release Tenant with respect to such default.

                (G) Tenant's failure to provide and keep in force the aforementioned insurance shall be a material default hereunder, entitling Landlord to exercise any or all of the remedies provided in this Lease in the event of Tenant's default.

        Section 9.5     Notwithstanding the limits of insurance specified
Section 9.4, Tenant agrees to indemnify Landlord and the Indemnitees against all damages, loss or liability resulting from any of the risks referred to in this
Article 9. Such indemnification shall operate whether or not Tenant has placed and maintained the insurance specified in Section 9.4 and whether or not such insurance having been placed and maintained, proceeds from such insurance shall have been received from any or all of the respective insurance companies.

        Section 9.6     (A)     Landlord and Tenant shall each use reasonable
efforts to procure an appropriate clause in, or endorsement to, each of its property insurance policies (insuring the Property, in the, case of Landlord, and insuring Tenant's Property and Alterations, in the case of Tenant), pursuant to which each insurance company waives subrogation or consents to the waiver of right of recovery by the insured prior to any loss. The waiver of subrogation or permission for waiver of the right of recovery in favor of Tenant shall also extend to any permitted assignees hereof or subtenants occupying or using the Premises in accordance with the terms of this Lease. The waiver of subrogation or permission for waiver of the right of recovery in favor of Landlord shall also extend to the Building's managing agent, if any, any Lessor and any Mortgagee. If the payment of any additional premium is required for the inclusion in the insurance policy in question of such waiver of subrogation provisions or consent to a waiver of right of recovery, each party shall advise the other of the amount of any such additional premium by written notice and the other party shall pay the same or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to the obtaining of such waiver or consent.

                (B) If such waiver of subrogation shall be unattainable or unenforceable, each party shall instead have included in each of its insurance policies (a) an express agreement that such policy shall not be invalidated if the insured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty, or (b) any other form of permission or release of the party. If such waiver, agreement or other form of permission or release shall not be, or shall cease to be, obtainable from either party's then-current insurance company, the insured party shall so notify the other party promptly after learning thereof, and shall use its commercially reasonable efforts to obtain the same from another insurance company described in Section 9.4 hereof.

        Section 9.7     (A)     Landlord shall obtain and keep in full force and
effect during the Term with respect to the Building, (1) all-risk property insurance coverage for not less than eighty percent (80%) of the replacement cost of the Building (excluding foundations and footings), with earthquake and flood endorsements, and (2) a policy of commercial general liability and property damage insurance on an occurrence basis, with a broad form contractual liability endorsement, with minimum limits of liability of $10,000,000 for each occurrence. Notwithstanding the foregoing, Tenant agrees that Landlord shall be in full compliance with its obligations under this Section 9.7 for so long as Landlord shall then be carrying the insurance required to be carried, and shall then be in compliance with the insurance requirements imposed on Landlord as mortgagor under any institutional third-party Mortgage then encumbering the Property.

                (B) Landlord may provide the insurance which is required hereunder as part of so-called "blanket insurance policies" which insure other properties of Landlord Related Entities, provided, however, that such "blanket insurance" policies provide for an adequate reserve to cover any casualty, damage or injury at the Property for which Landlord is required to obtain insurance coverage hereunder.

                (C) Landlord will not carry insurance of any kind on Tenant's Alterations or Tenant's Property and shall not be obligated to repair, any damage to or replace Tenant's Alterations or Tenant's Property; provided, however, that if Tenant shall fail to maintain such insurance, Landlord shall have the right to obtain insurance on such Tenant's Alterations and Tenant's Property and the cost thereof, with interest thereon at the Interest Rate, shall be payable by Tenant to Landlord as additional rent on demand.

        Section 9.8 Each party hereby releases the other (its servants, agents, employees and invitees) with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to property by fire or other casualty (i.e., in the case of Landlord, as to the Property, and, in the case of Tenant, as to Tenant's Alterations and Tenant's Property) (including rental value or business interruption, as the case may be) occurring during the Term. Each party shall cooperate with the other party in connection with the collection of any insurance monies that may be due in the event of loss and each party shall execute and deliver to the other party such proofs of loss and other instruments which may be required to recover any such insurance monies.

        Section 9.9     (A)     No recourse shall be had on any of Landlord's
obligations hereunder against any incorporator, subscriber of capital stock, stockholder, officer or director, past, present or future, of any corporation, or against any general or limited partner of any partnership or joint venture, or against any member of any limited liability company which shall be Landlord hereunder, or other holders of any equity interest in such corporation, partnership, joint venture or limited liability company, respectively, or the shareholders, directors, officers, partners or members of any of the foregoing, or of any successor of any such corporation, partnership, joint venture, or limited liability company, respectively, or against any principal of any of the foregoing, disclosed or undisclosed, or any affiliate of any party which shall be Landlord or be included in the term "Landlord", whether directly or through Landlord or through any receiver, assignee, trustee in bankruptcy or through any other person, firm or corporation, respectively, as the case may be (collectively, the "Parties") whether by virtue of any Legal Requirement or by enforcement of any assessment or penalty or otherwise; it being expressly understood and agreed that Tenant shall look solely to Landlord and its successors to enforce Landlord's obligations hereunder and shall not seek any damages against any of the Parties. The liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to Landlord's interest in the Property and Tenant shall not look to other property or assets of Landlord or of any of the Parties in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations.

                (B) Neither any of the Parties, nor any Lessor nor any Mortgagee, nor any partner, director, officer, shareholder, principal, agent, servant or employee of such Lessor or Mortgagee (in any case, whether disclosed or undisclosed), shall be liable to Tenant for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of such injury, damage or loss, nor shall any of the aforesaid entities or Parties be liable for any damage to property of Tenant or of others entrusted Landlord nor for loss of or damage to any such property by theft or negligence of Landlord, its agents, servants or employees, or any of the Parties in the operation or maintenance of the Premises or the Building.

                (C) Neither Landlord nor any of the Parties, nor any Lessor nor any Mortgagee, nor any partner, director, officer, agent, servant or employee of Landlord or any such Lessor or Mortgagee shall be liable for any such damage caused by other tenants or persons in, upon or about the Building, or caused by operations in construction of any private, public or quasi-public work; or even if negligent, for consequential damages arising out of any loss of use of the Premises or any equipment or facilities therein by Tenant or any person claiming by, through or under Tenant.

                (D) The obligations of Landlord under this Lease shall not be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Building, provided that the assignee of Landlord

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assumes the obligations of Landlord in writing, and in the event of any such sale, conveyance, assignment or transfer, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, except with respect to such unassumed obligations, as to which Landlord shall remain bound. Landlord shall send a copy of such written assumption to Tenant.

                (E) No recourse shall be had on any of Tenant's obligations hereunder against any incorporator, subscriber of capital stock, stockholder, officer or director, past, present or future, of any corporation, or against any general or limited partner of any partnership or joint venture, or against any member of any limited liability company which shall be Tenant hereunder, or other holders of any equity interest in such corporation, partnership, joint venture or limited liability company, respectively, or the shareholders, directors, officers, partners or members of any of the foregoing, or of any successor of any such corporation, partnership, joint venture, or limited liability company, respectively, or against any principal of any of the foregoing, disclosed or undisclosed, or any affiliate of any party which shall be Tenant or be included in the term "Tenant," whether directly or through Tenant or through any receiver, assignee, trustee in bankruptcy or through any other person, firm or corporation, respectively, as the case may be, whether by virtue or any Legal Requirement or by enforcement of any assessment or penalty or otherwise; it being expressly understood and agreed that Landlord shall look solely to Tenant and Guarantor to enforce Tenant's obligations hereunder.

                                   ARTICLE 10

                      DESTRUCTION, FIRE AND OTHER CASUALTY

        Section 10.1    (A)     If the Premises or any part thereof shall be
damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord and this Lease shall continue in full force and effect except as hereinafter set forth.

                (B) If the Premises are partially damaged or rendered partially unusable by fire or other casualty, the damages to the Landlord's Work therein shall be repaired by and at the expense of Landlord to substantially the condition prior to the damage and until such repairs which are required to be performed by Landlord shall be substantially completed, the Rent shall be apportioned from the day following the casualty according to the part of the Premises which is usable by Tenant in conformity with Tenant's prior business practices. Tenant's liability for payment of Rent shall resume five (5) days after written notice from Landlord that the repairs to the Premises constituting the Landlord's Work have been substantially completed. Tenant acknowledges that Landlord will not carry insurance on any of Tenant's Property or Alterations (including Tenant's Initial Alterations) and agrees that Landlord will not be obligated to repair any damage thereto or replace the same.

                (C) If the Premises are totally damaged or rendered wholly unusable by fire or other casualty, then the Rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the Premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided in Sections 10.1(D) and 10.4 below and subject to Tenant's right to terminate this Lease as provided in Sections 10.1(E) and 10.4 below.

                (D) If the Premises are totally damaged or rendered wholly unusable, or (whether or not the Premises are damaged in whole or in part) if the Building shall be so damaged that Landlord shall decide to demolish it or to substantially rebuild it, then, in any of such events, Landlord may elect to terminate this Lease by written notice to Tenant given within ninety (90) days after such fire or casualty specifying the date for the expiration of this Lease, which date shall not be more than sixty (60) days after the giving of such notice. Upon the date specified in such notice, the Term shall expire as fully and completely as if such date were the date set forth above for the Expiration Date, and Tenant shall forthwith quit, surrender and vacate the Premises without prejudice, subject, however, to Landlord's rights and remedies against Tenant under this Lease and its provisions in effect prior to such termination, and any Rent owing shall be paid up to such date and any payments of Rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant.

                (E) Within ninety (90) days after notice to Landlord of any damage described in Section 10.1(A) hereof, Landlord shall deliver to Tenant a statement prepared by a reputable contractor setting forth the contractor's estimate as to the time required to repair such damage, exclusive of time required to repair any Specialty Alterations (which are Tenant's obligations to repair). If the estimated time period exceeds twelve (12) months from the date of such statement, Tenant may elect to terminate this Lease by notice to Landlord not later than fifteen (15) Business Days following receipt of such statement. If Tenant makes such election, the Term shall expire upon the thirtieth (30th) day after notice of such election is given by Tenant, and Tenant shall vacate the Premises and surrender the same to Landlord in accordance with the terms hereof as if such thirtieth (30th) day were the Expiration Date, provided, however, that Tenant shall not have any repair or restoration obligations with respect to the Premises. If Landlord fails to restore the Premises (excluding Specialty Alterations) within twelve (12) months after the date of such statement (as such period may be extended by Unavoidable Delays), then Tenant may terminate this Lease by notice to Landlord no later than fifteen (15) Business Days following such twelve (12) month period (as so extended). If Tenant makes such election, the Term shall expire on the thirtieth
(30th) day after notice of such election is given by Tenant, and Tenant shall vacate the Premises and surrender the same to Landlord in accordance with the terms hereof as if such thirtieth (30th) day were the Expiration Date, provided, however, that Tenant not have any repair or restoration obligations with respect to the Premises.

                (F) Unless Landlord or Tenant shall serve a termination notice as provided for in Section 10.1 or Section 10.4, Landlord shall make the repairs and restorations under the conditions as provided in Section 10.1 hereof, with all reasonable expedition subject to delays resulting from or caused by (1) Unavoidable Delays, or (2) adjustment of insurance claims.

        Section 10.2 After the occurrence of any such casualty, Tenant shall cooperate with Landlord's repairs and restoration by removing from the Premises as promptly as reasonably possible, all of Tenant's salvageable inventory and Tenant's Property to the extent reasonably necessary for Landlord to effectuate such repairs and restoration.

        Section 10.3 Nothing contained hereinabove in this Article 10 shall relieve Landlord or Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by law, by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance, and also provided that such a policy can be obtained without additional premiums.

        Section 10.4    (A)     Notwithstanding the foregoing, if the Premises
shall be substantially damaged during the last year of the Term, either Landlord or Tenant may elect by notice, given within thirty (30) days after the occurrence of such damage, to terminate this Lease and if either party makes such election, the Term shall expire upon the thirtieth (30th) day after notice of such election is given by such party and Tenant shall vacate the Premises and surrender the same to Landlord in accordance with the provisions of Article 1 hereof.

                (B)     Except as expressly set forth in Section 10.1(E) or this
Section 10.4, Tenant shall have no other options to cancel this Lease under this
Article 10.

        Section 10.5 This Article 10 constitutes an express agreement and stipulation governing any case of damage or destruction of the Premises or the Building by fire or other casualty, and the provisions of N.J.S.A.. 46:8-6 and 7 which provide for such contingency in the absence of an express agreement or stipulation, and any other law of like nature and purpose now or hereafter in force shall have no application in any such case. Tenant hereby waives the provisions of any present or future statutes or law which provide additional rights and remedies, Tenant hereby agreeing the provisions of this Article 10 are in lieu thereof and shall govern and control to the maximum extent legally permissible.

                                   ARTICLE 11

                                 EMINENT DOMAIN

        Section 11.1    (A)     If the whole of the Property or the Premises
shall be acquired or condemned for any public or quasi-public use or purpose, this Lease and the Term shall end as of the date of the vesting of title as to any Taking with the same effect as if said date were the Fixed Expiration Date. Any acquisition or condemnation of all or a portion of the Property for any public or quasi-public use or purpose, as described in this Article 11, is called a "Taking" or is deemed "Taken".

                (B) If only a part of the Property and not the entire Premises shall be Taken then: (1) except as hereinafter provided in this Section 11.1, this Lease and the Term shall continue in force and effect, but, if a part of the Premises is included in the part of the Property so Taken, from and after the date of the vesting of title as to such Taking, the Fixed Rent, Tenant's Tax Share and the Tenant's Operating Share shall be reduced in the proportion which the area of the part of the Premises so Taken bears to the total area of the Premises immediately prior to such Taking; (2) whether or not the Premises shall be affected thereby, if a substantial portion of the Property shall be so Taken, as determined by Landlord in its sole discretion, Landlord, at Landlord's option, may give to Tenant, within sixty (60) days next following the date upon which Landlord shall have received notice of vesting of title as to such Taking, a thirty (30) days' notice of termination of this Lease, and (3) if the part of the Property so Taken shall contain more than thirty-five percent (35%) of the total rentable area of the Premises immediately prior to such Taking, or if, by reason of such Taking, Tenant no longer has reasonable means of access to the Premises, Tenant, at Tenant's option, may give to Landlord, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title of such Taking, a thirty (30) days' notice of termination of this Lease. If any such thirty (30) days' notice of termination is given by Landlord or Tenant, this Lease and the Term shall come to an end and expire upon the expiration of said thirty (30) days with the same effect as if the date of expiration of said thirty (30) days were the Fixed Expiration Date.

                (C) If a part of the Premises shall be so Taken and this Lease and the Term shall not be terminated pursuant to the foregoing provisions of this Section 11.1, Landlord, at Landlord's expense, shall restore that part of the Premises not so Taken to a self-contained rental unit exclusive of Tenant's Property and Alterations.

                (D) Upon the termination of this Lease and the Term pursuant to the provisions of this Section 11.1, the Fixed Rent and Additional Charges shall be apportioned and any prepaid portion of Fixed Rent and Additional Charges for any period after such date shall be refunded by Landlord to Tenant.

        Section 11.2 In the event of any Taking of all or any part of the Property, Landlord shall be entitled to receive the entire award for any such Taking, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term and Tenant hereby expressly assigns to Landlord all of its right in and to any such award. Nothing contained in this Section 11.2 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any Tenant's Property or Alterations included in such Taking, and for any moving expenses, provided same does not reduce or affect Landlord's award in any way.

        Section 11.3 If the whole or any part of the Premises shall be temporarily Taken during the Term for any public or quasi-public use or purpose this Lease shall be and remain unaffected by such temporary Taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such temporary Taking and shall continue to pay in full the Fixed Rent and Additional Rent when due. Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award for such Taking which represents compensation for the use and occupancy of the Premises and, if so awarded, for the Taking of Tenant's Property and for moving expenses. If the period of temporary Taking shall extend beyond the Fixed Expiration Date, that part of the award which represents compensation for the use of occupancy of the Premises, or a part thereof, shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period prior to and including the Fixed Expiration Date and Landlord shall receive so much thereof as represents the period subsequent to the Fixed Expiration Date. All monies received by Tenant as, or as part of, an award for a temporary Taking for a period beyond the date to which the Fixed Rent and Additional Rent hereunder have been paid by Tenant shall be received, held and applied by Tenant as a trust fund for payment of the Fixed Rent and Additional Rent hereunder.

                                   ARTICLE 12

                     ASSIGNMENT; SUBLETTING; MORTGAGE, ETC.

        Section 12.1    (A)     Tenant, for itself, its heirs, distributees,
executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not, without the prior written consent of Landlord in each instance, enter into any license or concession agreement, sublet or otherwise suffer or permit the Premises or any part thereof to be used by others, mortgage, hypothecate, transfer, assign or otherwise encumber this Lease or Tenant's interest herein and in and to the Premises, or any part thereof, except as is otherwise expressly set forth below in this Article 12.

                (B) In the event Landlord's written consent is given to an assignment or subletting, Tenant and any Guarantor shall nevertheless remain liable for the performance of all covenants and conditions of this Lease. In the case of an assignment, such liability shall be joint and several with the assignee. The consent by Landlord to an assignment or subletting shall not in any way be construed to relieve Tenant from obtaining the express written consent of Landlord as to any further assignment or subletting.

                (C) Any attempted license, concession, subletting, mortgage, hypothecation, transfer or assignment as aforesaid, without the prior written consent of Landlord if such consent is required hereby, shall constitute a material default hereunder, entitling Landlord to exercise any or all of the remedies provided in this Lease upon the occurrence of an Event of Default, subject to the notice and cure period, if applicable, set forth in Section 16.1(C).

                (D) Tenant shall reimburse Landlord on demand for any reasonable costs that may be incurred by Landlord in connection with any proposed assignment of Tenant's interest in this Lease or any proposed subletting of the Premises or any part thereof, including, without limitation, attorneys' fees and disbursements and the costs of making investigations as to the acceptability of the proposed subtenant or the proposed assignee, up to a maximum of $5,000 per assignment or sublease, such $5,000 limit to be adjusted from time to time by increases in the Consumer Price Index.

        Section 12.2 If this Lease is assigned, or if the Premises or any part thereof is sublet or occupied by anybody other than Tenant, without the consent of Landlord, if such consent is required hereby, such assignment or occupancy shall be void and of no force and effect against Landlord; provided, however, that Landlord may collect rent from the assignee, under-tenant or occupant as a fee for its use and occupancy, and apply the net amount collected to the Rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of the terms, conditions, provisions and covenants on the part of Tenant herein contained, and Tenant and any Guarantor shall remain liable for the due observance and performance of all of Tenant's duties, obligations and responsibilities under this Lease.

        Section 12.3 Notwithstanding the provisions of Section 12.1 hereof, Landlord shall not unreasonably withhold or delay its consent to any subletting of the Premises or any assignment of this Lease, provided that Tenant complies with the requirements of Section 12.5 hereof.

        Section 12.4 At least forty-five (45) days prior to any proposed assignment or sublet (or thirty (30) days in the case of an assignment or sublet for which Landlord's consent is not required hereunder), Tenant shall submit to Landlord a statement (the "Tenant's Assignment/Subletting Notice") containing the name and address of the proposed assignee or subtenant and all of the principal terms and conditions of the proposed assignment or subletting including, without limitation, the proposed commencement and expiration dates of the term of the sublease or the effective date of any proposed assignment, a sketch of the space proposed to

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be sublet (if applicable), and the nature of the proposed assignee's or subtenant's business. Tenant shall thereafter also provide Landlord with such financial and other information with respect to the proposed assignee or subtenant as Landlord may reasonably request.

        Section 12.5    (A)     Provided that no Event of Default shall have
theretofore occurred and be continuing under this Lease, Landlord's consent (which must be in writing, be in reasonable form, and be provided within the same period, if any, that Landlord is obligated to grant or deny consent) to the proposed assignment of this Lease or sublease of all or a portion of the Premises shall not be unreasonably withheld or delayed provided that:

                        (1) Tenant shall not be in default, beyond any applicable notice and/or grace periods, in the performance of any of its obligations under this Lease, either at the time Landlord's consent to such subletting or assignment is requested or at the commencement of the term of any proposed sublease or on the effective date of any such assignment;

                        (2) there shall be no more than three (3) occupants, including Tenant, on any floor of the Premises at any time;

                        (3) the proposed assignee has Investment Grade Credit, and the proposed assignee or subtenant, as the case may be, is of a character and engaged in a business in keeping with the standards in such respects of the other tenancies in the Building;

                        (4) the Premises has not, without Landlord's prior consent, been listed or otherwise has not been listed or otherwise publicly advertised for subletting at a rental rate less than the prevailing rental rate set by Landlord for comparable space in the Building or if there is no comparable space, the prevailing rental rate reasonably determined by Landlord (the "Prevailing Rate") (provided that nothing contained in this subsection (4) shall be deemed to prohibit Tenant from negotiating and consummating a sublease at a lesser rental rate);

                        (5)     (a)     the proposed subtenant or assignee (X)
        is not a tenant of any space in the Building or in the building ("NOC I") presently known as "Newport Office Center I" (a/k/a Newport Financial Center at 111 Pavonia Avenue), or the building ("NOC III") known as "The PaineWebber Building" at 499 Washington Boulevard, or any other buildings to be built by Landlord or any Landlord Related Entity upon the land shown on Exhibit A-1, for so long as such buildings shall be owned by Landlord or any Landlord Related Entity (collectively, the "Other Buildings") unless there is no comparable space available in the Building or the Other Buildings, in which event this clause (X) shall not apply to the particular assignment or subletting in question, and
        (Y) is not a person with whom (i) Landlord is then negotiating or discussing to lease space in the Building, or (ii) Landlord or any Landlord Related Entity is then negotiating or discussing to lease space in any Other Building, respectively, at the time of receipt of the Tenant's Assignment/Subletting Notice; and

                                (b) as used in this Lease: "Landlord Related Entity" shall mean the Landlord, Lefrak Organization, Inc., or any "Affiliate" thereof; "Affiliate" shall mean (i) any member or combination of members of the LeFrak Family, (ii) any corporation, partnership, limited liability company or other entity controlled, directly or indirectly, by any combination of members of the LeFrak Family, or (iii) a LeFrak REIT; "LeFrak Family" shall mean Samuel J. LeFrak, Richard S. LeFrak, their respective spouses, any descendants of the foregoing and the spouses of such descendants, any trusts for the benefit of any of the foregoing parties; a "LeFrak REIT" shall mean an entity operating under the Internal Revenue Code as a real estate investment trust (1) which is formed by the LeFrak Family, (2) the board of directors or board of trustees shall, for at least two years after the formation thereof, contain members of the LeFrak Family, and (3) the largest non-institutional shareholders of which after any initial public offering of stock thereof shall be members of the LeFrak Family; and "control" shall mean the ownership, directly or indirectly, of voting capital stock or other beneficial ownership interests of fifty percent (50%) or more (twenty-five percent (25%) in the case of a public company) and the possession of power to direct or cause the direction of the management and policy of such corporation or other entity, whether through the ownership of voting securities, by statute, according to the provisions of a contract, or otherwise;

                        (6) the type of business to be conducted or the proposed use of the Premises by the proposed subtenant or assignee, respectively shall not (a) violate any provision or restrictions herein relating to the use or occupancy of the Premises; (b) require any alterations, installations, improvements, additions or other physical changes to be performed in or made to any portion of the Property other than the Premises; or (c) impose an extra burden upon the Structural Elements, Building Systems or any Building services beyond that which is contemplated hereby;

                        (7) the assignee, in its agreement of assignment and assumption, agrees to assume all of the obligations of Tenant under this Lease from and after the date of the assignment;

                        (8) the proposed subtenant or assignee is not entitled, directly or indirectly, to diplomatic or sovereign immunity, and/or is subject to the service of process in, and the jurisdiction of the courts of, New Jersey; and

                        (9) the agreement of sublease expressly provides (a) the subletting is expressly subject to all of the terms, covenants, conditions and obligations on Tenant's part to be observed and performed under this Lease, (b) the sublease may not be modified, amended or altered in any material respect without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed,
        (c) the sublease may not be assigned, encumbered or otherwise transferred without the prior consent of Landlord which shall not be unreasonably withheld provided that the conditions set forth in this
        Section 12.5 are satisfied, (d) the subleased premises may not be further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the subtenant to be used or occupied by others, without the prior written consent of Landlord in each instance which consent may be granted or withheld in Landlord's sole discretion, except that a direct subtenant of Tenant may further sublet the Premises, upon Landlord's prior consent, not to be unreasonably withheld provided that the provisions of this Section 12.5 are satisfied, and that (e) in the event of termination, re-entry or dispossess of Tenant by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor under such sublease, and the subtenant, at Landlord's option, shall attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be:

                                (i)     liable for any act, omission or
                negligence of Tenant under such sublease; or

                                (ii) subject to any counterclaim, defense or offset which such subtenant may have against Tenant; or

                                (iii) bound by any previous payment which such subtenant may have made to Tenant of more than thirty (30) days in advance of the date upon which such payment was due, unless previously approved by Landlord; or

                                (iv)    bound by any obligation to make any
                payment to or on behalf of such subtenant; or

                                (v) bound by any obligation to perform any work or to make improvements to the sublet premises; or

                                (vi) bound by any amendment or modification of such sublease made without its consent; or

                                (vii)   bound to return such subtenant's
                security deposit, if any, until such deposit has come into its actual possession and such subtenant would be entitled to such security deposit pursuant to the terms of such sublease.

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Landlord may withdraw any consent it may grant if, prior to the effective date of such proposed assignment or the commencement date of such proposed subletting, as the case may be, any of the foregoing items or conditions are not met or satisfied.

                (B) In the event that Landlord consents to any assignment or subletting pursuant to this Article 12 and Tenant fails to execute and deliver the assignment or sublease document which Landlord shall have theretofore approved, within one hundred eighty (180) days after the giving of Landlord's consent and Landlord's approval of said document, then Tenant shall again comply with all of the requirements of this Article 12 before assigning its interest in this Lease or subletting the Premises, respectively, as the case may be.

                (C) To the extent that Tenant's Assignment/Subletting Notice does not contain all of the information and documentation that Landlord needs to evaluate Tenant's request for consent, Tenant shall supply such additional information and documentation to Landlord upon Landlord's commercially reasonable request. Landlord shall request the financial and other information described in Section 12.4 and such additional information and documentation within ten (10) Business Days after Tenant's Assignment/Subletting Notice. If Landlord fails to timely make such request, Tenant shall supply such financial information as it then has in its possession, if any, and Landlord shall be deemed to have waived its right to any other such information and documentation. In the event that Landlord shall fail to provide Tenant with notice of Landlord's approval or disapproval of the proposed assignment or subletting transaction within ten (10) Business Days after Landlord receives or waives such additional information and documentation, then Landlord shall be deemed to have approved the assignment or subletting, as the case may be, for which Tenant has requested Landlord's consent in accordance with this Article 12.

        Section 12.6    (A)     If there is a dispute between Landlord and
Tenant as to the reasonableness of Landlord's refusal to consent to any assignment or subletting, such dispute shall be determined by arbitration in accordance with the provisions of Article 34. Any such determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. If the determination of any such arbitration proceeding shall be adverse to Landlord, Landlord shall not be liable to Tenant for a breach of Landlord's covenant not to unreasonably withhold such consent (unless it is determined by the arbitrator that Landlord acted in a malicious manner or in bad faith, in which event Landlord shall be liable to Tenant for the specific damages set forth in Section 12.6(B) below), and Tenant's sole remedy in such event shall be to enter into the proposed assignment or subletting.

                (B) Notwithstanding anything to the contrary contained in this Section 12.6 or elsewhere in this Lease, Landlord hereby agrees that if Landlord is judged by an arbitrator (in any case by an unappealable final judgment) to have acted maliciously or in bad faith in unreasonably withholding or delaying its consent to a requested assignment of this Lease or a subletting of the Premises, as provided in this Article 12, and Tenant shall have been unable to conclude the assignment or subletting transaction in question as the sole and proximate result of such delay or denial of consent on the part of Landlord, Landlord shall be responsible for the payment to Tenant of damages equal to the actual amount of damages (quantified in sufficient detail by the Tenant's financial officer) which Tenant actually suffers as a proximate result of the loss of or inability to conclude such proposed assignment or subletting transaction.

        Section 12.7 If Tenant obtains Landlord's consent to the assignment of this Lease or the subletting of the Premises, then, within ten (10) days of the execution thereof, Tenant shall deliver to Landlord (A) in the case of an assignment a duplicate original instrument of assignment containing the standard form of assignment and assumption language found in a "Blumberg" or "Allstate" commercial form of assignment and assumption agreement, meeting the requirements of Section 12.5, duly executed by Tenant and Guarantor, and in which instrument such assignee assumes the observance and performance of, and agrees to be bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (B) in the case of a subletting, an executed duplicate original of the sublease in form and substance theretofore reasonably approved by Landlord, and meeting the requirements of Section 12.5.

        Section 12.8 For purposes of this Article 12, the term "assignment" shall be deemed to include, but shall not be limited to the following, whether occurring at any one time or over a period of time through a series of transfers: (A) the sale or transfer of all or substantially all of

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the assets of, or the sale, assignment or transfer of any issued or outstanding stock, partnership interests, membership interests or other ownership interests which results in a change in the "control" (as such term is hereinafter defined) of any corporation or other business entity which is Tenant under this Lease, or is Guarantor, as the case may be, or is a general partner of any partnership or joint venturer of any joint venture or member of any limited liability company which directly or indirectly is Tenant under this Lease or the Guarantor under any Guaranty, if applicable; (B) the issuance of any additional stock, partnership interests, membership interests or other ownership interests, if the issuance of such additional stock, partnership interests, membership interests or other ownership interests will result in a change of the controlling ownership of such entity as held by the shareholders, partners, members or other owners thereof when such corporation, partnership, limited liability company or other entity became Tenant under this Lease or when such corporation, partnership, limited liability company or other entity became the Guarantor under any Guaranty, as the case may be; and (C) the sale, assignment or transfer of a general partner's, joint venturer's, member's or other owner's respective interest in the partnership, joint venture or limited liability company, respectively, as the case may be, which is Tenant under this Lease or Guarantor under any Guaranty of this Lease, as the case may be, or in the distributions of profits and losses of such partnership, joint venture, limited liability company or other entity, which in each case results in a change of control of such partnership, joint venture, limited liability company or other entity, respectively, as the case may be. The transfer of shares or issuance of additional stock of Tenant or of any Guarantor for purposes of this Section 12.8 shall not include the sale of shares by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, or any sale which is effected through the "over-the-counter market" or through any nationally recognized stock exchange.

        Section 12.9    (A)     Notwithstanding anything to the contrary
contained in Section 12.8, the provisions of this Article shall not apply to transactions with (i) a corporation, other business entity or partnership into or with which Tenant or the Guarantor, is merged or consolidated, or (ii) a corporation, other business entity or partnership to which substantially all of Tenant's or the Guarantor's assets are transferred, or (iii) any corporation, other business entity or partnership which controls or is controlled by Tenant or is under common control with Tenant, provided, however that in any of such events: (1) the successor to said Tenant or Guarantor, if applicable, is not a disreputable entity; (2) except in the case of a transaction described in clause
(iii) above, the successor to Tenant or Guarantor has either (a) an Investment Grade Credit, or (b) a tangible net worth computed in accordance with GAAP, at least equal to the net worth of the Tenant and Guarantor named herein on December 31, 1999, and proof satisfactory to Landlord of such net worth or credit rating shall have been delivered to Landlord within ten (10) days after the effective date of any such transaction; (3) a duplicate original instrument of assignment in form and substance satisfactory to Landlord duly executed by Tenant or the Guarantor, if applicable shall have been delivered to Landlord within ten (10) days after the effective date of any such transaction; (4) an instrument in form and substance satisfactory to Landlord, duly executed by the assignee, in which such assignee assumes (as of the Commencement Date) observance and performance of, and agrees to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's and Guarantor's part to be performed and observed shall have been delivered to Landlord within ten
(10) days after the effective date of any such transaction; and (5) the purpose of such assignment or sublease or of any other transaction involving the assignee or subtenant is not the acquisition of Tenant's interest in this Lease or to circumvent the provisions of this Article 12.

                (B) As used herein, the term "Investment Grade Credit" shall mean an investment grade senior debt rating or shadow rating from either Moody's Investors Services ("Moody's"), or Standard & Poor's ("S&P"). The term "investment grade" as used herein shall mean a rating of at least equal to the rating categories BBB and higher for S&P, and Baa and higher for Moody's. If neither Moody's nor S&P is then in existence, "Investment Grade Credit" shall be defined by such other company as Landlord reasonably designates.

                (C) In the event that a corporation, other business entity or partnership of the type described in clause (iii) of Section 12.9(A) no longer controls, is controlled by, or is under common control with Tenant, then Landlord shall not have any rights hereunder with respect to any previous assignment or subletting transaction over which Landlord did not have consent rights because such transaction was subject to such clause (iii), provided, however, that neither such assignment or subletting nor the change in relationship between Tenant and the assignee or subtenant, as the case may be, was undertaken or effectuated with the purpose, whether by itself or with other reasons, of circumventing the provisions of this
Article 12, but rather was, in the context of commercial reasonableness, for a completely independent business purpose.

        Section 12.10   Intentionally omitted.

        Section 12.11   (A)     If Tenant shall receive any consideration from
its assignee for or in connection with the assignment of Tenant's interest in this Lease (including, but not limited to, sums paid for the sale or rental of Tenant's Property, Alterations or any other Tenant fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof (determined on the basis of Tenant's federal income tax returns), Tenant shall account to Landlord therefor and shall pay to Landlord, as additional rent hereunder, fifty percent (50%) (sixty percent (60%) with respect to any Renewal
Term) of such consideration as and when the same are paid to Tenant by the assignee, less any brokerage commissions, legal fees, work allowances to the assignee, renovation costs, take-over costs undertaken by Tenant with respect to an assignee's space in other buildings, and transfer taxes, if any, to the extent the same are reasonable and are actually paid by Tenant.

                (B) If Tenant shall sublet the Premises to anyone for rents or other consideration which for any period shall exceed the Fixed Rent and Additional Rent payable under this Lease for the same period, Tenant shall account to Landlord therefor and shall pay to Landlord, as additional rent hereunder, fifty percent (50%) (sixty percent (60%) with respect to any Renewal
Term) of such excess rents or other consideration as and when the same are payable to Tenant by the subtenant, less any brokerage commissions, legal fees, work allowances to the subtenant, renovation costs, take-over costs undertaken by Tenant with respect to a subtenant's space in other buildings, and transfer taxes, if any, to the extent the same are reasonable and are actually paid by Tenant. Notwithstanding the foregoing, with respect to any subletting which commences prior to the fifth (5th) anniversary of the Commencement Date, the first two dollars ($2.00) of profit per rentable square foot of the subleased premises, calculated as provided in this Section 12.11(B), shall be retained by Tenant, the next two dollars ($2.00) of profit per rentable square foot of the subleased premises, calculated as provided in this Section 12.11(B), shall be paid over to Landlord, and any profit in excess of four dollars ($4.00) per rentable square foot of the subleased premises shall be split fifty percent (50%) to Landlord and (50%) to Tenant.

                (C) Notwithstanding the provisions of Section 12.9, the provisions of this Section 12.11 shall apply to a transaction with an entity described in Section 12.9(A)(iii), if such entity no longer meets the test set forth in Section 12.9(A)(iii).

        Section 12.12   (A)     If Tenant assumes this Lease and proposes to
assign the same pursuant to the provisions of 11 U.S.C. Section 101 et. seq (the "Bankruptcy Code") to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant of such bona fide offer, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Such notice shall set forth (a) the name and address of such person, (b) all of the terms and conditions of such offer, and (c) adequate assurance of future performance by such person under this Lease, including, without limitation, the assurance referred to in Section 365 (b)(3) of the Bankruptcy Code. Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which would otherwise be payable by Tenant out of the consideration to be paid by such person in connection with the assignment of this Lease.

                (B) The term "adequate assurance of future performance" as used in this Lease shall mean that any proposed assignee shall, among other things: (a) deposit with Landlord on the assumption of this Lease an amount equal to the then annual Rent as security for the faithful performance and observance by such assignee of the terms and obligations of this Lease, which sum shall be held in accordance with the provisions of Article 30 hereof; (b) furnish Landlord with financial statements of such assignee and successor Guarantor for the prior three (3) fiscal

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years, as finally determined after an audit and certified as correct by an independent certified public accounting firm, which financial statements shall show a net worth of at least two (2) times the net worth of Tenant and Guarantor named herein as of the date of this Lease for each of such three (3) years; (c) furnish Landlord with evidence that the proposed assignee has Investment Grade Credit; (d) grant to Landlord a security interest in such property of the proposed assignee as Landlord shall deem necessary to secure such assignee's future performance under this Lease; and (e) provide such other information or take such action as Landlord, in its reasonable judgment, shall determine is necessary to provide adequate assurance of the performance by such assignee of its obligations under this Lease.

                (C) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code or any state insolvency related statute, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code or such state insolvency related statute. Any and all monies or other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

                (D) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code or any state insolvency related statute shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall execute and deliver to Landlord upon demand an instrument confirming such assumption. No assignment of this Lease shall relieve Tenant of its obligations hereunder and, subsequent to any assignment, Tenant's liability hereunder shall continue notwithstanding any subsequent modification or amendment hereof (except to the extent such modification or amendment increases the obligations of Tenant hereunder) or the release of any subsequent tenant hereunder from any liability, to all of which Tenant hereby consents in advance.

                (E) If, at any time after the originally named Tenant herein may have assigned Tenant's interest in this Lease, this Lease shall be disaffirmed or rejected in any proceeding of the types described in Section 16(D) hereof, or in any similar proceeding, or in the event of termination of this Lease by reason of any such proceeding or by reason of lapse of time following notice of termination given pursuant to said Article 16 based upon any of the Events of Default set forth in such paragraph, any prior Tenant, including, without limitation, the originally named Tenant, upon request of Landlord given within thirty (30) days next following any such disaffirmance, rejection or termination (and actual notice thereof to Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (1) pay to Landlord all Rent and other items due and owing by the assignee to Landlord under this Lease to and including the date of such disaffirmance, rejection or termination, and (2) as "tenant", enter into a new lease with Landlord of the Premises for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date, unless sooner terminated as in such lease provided, at the same Fixed Rent and upon the then executory terms, covenants and conditions as are contained in this Lease, except that (a) Tenant's rights under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any person claiming through or under such assignee or by virtue of any statute or of any order of any court, (b) such new lease shall require all defaults existing under this Lease to be cured by Tenant with due diligence, and
(c) such new lease shall require Tenant to pay all Additional Rent reserved in this Lease which, had this Lease not been so disaffirmed, rejected or terminated, would have accrued under the provisions hereof after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If any such prior Tenant shall default in its obligation to enter into said new lease for a period of ten (10) days next following Landlord's request therefor, then, in addition to all other rights and remedies by reason of such default, either at law or in equity, Landlord shall have the same rights and remedies against such Tenant as if such Tenant had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of such Tenant's default thereunder.

        Section 12.13 If Landlord shall recover or come into possession of the Premises before the Fixed Expiration Date, or any Renewal Term Expiration Date, as the case may be, Landlord

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shall have the right, at its option, but subject to any Nondisturbance
Agreements to which Landlord is a party, as described and granted pursuant to
Section 8.1(D), to take over any and all subleases or sublettings of the Premises or any part thereof made by Tenant and to succeed to all the rights of said subleases and sublettings or such of them as it may elect to take over. Tenant hereby expressly assigns and transfers to Landlord such of the subleases and sublettings as Landlord may elect to takeover at the time of such recovery of possession, such assignment and transfer not to be effective until the termination of this Lease or re-entry by Landlord hereunder or if Landlord shall otherwise succeed to Tenant's estate in the Premises, at which time Tenant shall upon request of Landlord, execute, acknowledge and deliver to Landlord such further assignments and transfers as may be necessary to vest in Landlord the then existing subleases and sublettings. Every subletting hereunder is subject to the condition and by its acceptance of and entry into a sublease, each subtenant thereunder shall be deemed conclusively to have thereby agreed from and after the termination of this Lease or re-entry by Landlord hereunder or if Landlord shall otherwise succeed to Tenant's estate in the Premises, that such subtenant shall waive any right to surrender possession or to terminate the sublease and, at Landlord's election, such subtenant shall be bound to Landlord for the balance of the term of such sublease and shall attorn to and recognize Landlord, as its landlord, under all of the then executory terms of such sublease, except that Landlord shall not be (i) liable for any act, omission or negligence of Tenant under such sublease, (ii) subject to any counterclaim, defense or offset which such subtenant may have against Tenant, (iii) bound by any previous prepayment which such subtenant may have made to Tenant of more than thirty (30) days in advance of the date upon which such payment was due, unless previously approved in writing by Landlord, (iv) bound by any obligation to make any payment to or on behalf of such subtenant, (v) bound by an obligation to perform any work in the subleased space, (vi) bound by any amendment or modification of such sublease made without its consent, or (vii) bound to return such subtenant's security deposit, if any, until such deposit has come into its actual possession and such subtenant would be entitled to such security deposit pursuant to the terms of such sublease, and the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed automatically upon and as a condition of occupying or using the Premises or any part thereof, to have given a waiver of the type described in and to the extent and upon the conditions set forth in Section 9.6.

                                   ARTICLE 13

                                   ELECTRICITY

        Section 13.1    (A)     Landlord shall furnish electric energy to Tenant
in the Premises measured by, a check meter installed by Landlord as part of Landlord's Work for the purpose of measuring Tenant's consumption of electric energy at and within the Premises and all equipment and facilities therein including, but not limited to, the A/C System servicing the Premises (whether or not located therein). Tenant shall pay to Landlord, as Additional Rent, the amounts determined by such check meter as Tenant's electricity consumption, at charges, terms and rates set, from time to time during the term of this Lease, by the utility servicing the Building under the service classification in effect pursuant to which Landlord purchases electric energy for the entire Building, which amounts shall be Landlord's actual costs, including any bulk discounts which Landlord shall receive from the electric utility company supplying electricity to the Building.

                (B) The rate payable by Tenant per kilowatt and kilowatt hour of such electric service shall be equal to the rate charged Landlord per kilowatt and kilowatt hour (utilizing the then current electrical rates applicable to Landlord, including energy charges, demand charges, time-of-day charges, fuel adjustment charges, rate adjustment charges, sales tax and any other factors used by the utility servicing the Building in computing its charges to Landlord) by the electric utility company supplying electric current for the entire Building.

                (C) Where more than one check meter measures the electric service to Tenant, the electric service rendered through each check meter may be computed and billed separately in accordance with the provisions hereinabove set forth. Tenant shall have the right, in connection with a partial subletting of the Premises, and subject to the provisions of Article 4 hereof, to

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install subcheckmeters in the Premises, provided that they do not interfere with the functioning of Landlord's check meters.

                (D) Bills for electric energy furnished to Tenant, as measured by such check meter or check meters, shall be rendered to Tenant at such time as Landlord may elect, but not more frequently than once each month, and Tenant shall pay the amount shown thereon to Landlord within fifteen (15) Business Days after receipt of such bill. Tenant shall have the right to review and dispute the calculation of the amount set forth on said bills, and all supporting materials relating thereto, in the manner as provided in the final two sentences of Section 2.5 hereof regarding the review of Tax Statements and Operating Statements.

        Section 13.2 Tenant agrees that it will make no electrical installations, alterations, additions or changes to electrical installations originally placed in the Premises without the prior written consent of Landlord in each instance, which consent Landlord agrees not to withhold if, in Landlord's commercially reasonable judgment, such electrical installation, alteration, addition or change will not adversely affect any of the Building Systems including the Building's mechanical or electrical systems or the Structural Elements. Notwithstanding the foregoing, Tenant shall be permitted to perform low-voltage wiring and rewiring in the Premises without Landlord's consent thereto, but upon notice to Landlord. Tenant agrees to perform any such work in accordance with the provisions of Article 4 hereof, including the receipt of all required approvals of Landlord, Legal Authorities or others.

        Section 13.3 Tenant covenants and agrees that at all times its use of electric current will not exceed the capacity of existing feeders to the Building or the risers or wiring installation and Tenant will not use any electrical equipment which will overload such installations or interfere with the use thereof by other tenants of the Building. Each floor of the Existing Building has two electrical rooms. Each electrical room will have 600 amp tap off the bus duct for each floor's total electrical use including heating, HVAC and core work. If, in Landlord's sole judgment, Tenant's electrical requirements necessitate installation of an additional riser, risers or other proper and necessary equipment, the same may be installed by Landlord (if Landlord determines such installation is practicable) at Tenant's sole cost and expense, which shall be chargeable and collectible as additional rent and paid within five (5) days after the rendition of a bill to Tenant therefor; provided, however, that if Landlord's judgment was unreasonable, the installation shall be at Landlord's sole cost and expense.

        Section 13.4 The failure or defect in, or any change at any time of the adequacy, quality or character of electric service for any reason whatsoever shall in no way make Landlord liable or responsible to Tenant for any loss, damages or expenses which Tenant may sustain, unless such failure or defect is the result of Landlord's willful misconduct.

        Section 13.5    Intentionally omitted.

        Section 13.6 Landlord shall have the right, in Landlord's sole discretion, to select the utility provider and/or supplier of electric energy for the Building. Landlord agrees to use commercially reasonable efforts to obtain the lowest electrical rates readily available to it, but in doing so, Landlord shall have the right to take into consideration the level and quality of service, supply and product offered by prospective utility providers and/or suppliers. Notwithstanding the foregoing, if Landlord is required by Legal Requirements to permit Tenant to elect the services of an electric service provider other than the public utility company that Landlord has selected to service the Building (each such provider is called an "ASP"), Tenant shall have the right, to convert to the services of an ASP to provide electric service to Tenant and the Premises. Landlord shall not unreasonably withhold or delay its consent to the ASP so long as Tenant and the ASP agree to comply with, and shall fully comply with, the terms and conditions of this Lease including, without limitation, the provisions regarding Alterations and insurance, as well as all requirements and conditions precedent which Landlord shall, in its good faith judgment, require with respect to the utilization of an ASP in order to protect Landlord and Landlord's interest in the Building, the Building Systems and other tenants or occupants in the Building. The conversion to an ASP shall be at Tenant's sole risk and at Tenant's sole cost and expense, without any liability on the part of Landlord with respect to the conversion and thereafter the utilization of electric services provided by the ASP. In the event it becomes possible for a single tenant in the Building to choose an ASP, Tenant shall have the right to do so unless such ASP subjects Landlord to costs that are not reimbursable by Tenant, or otherwise subjects other tenants of the Building or the Building Systems to any costs, or may adversely affect a Building System or the quality of electric service to other tenants of the Building. If Tenant elects to select an ASP, then Section 25.2 shall not apply to an interruption of electric service.

        Section 13.7 In the event that Tenant shall, in accordance with this Lease, enter upon, occupy or have possession of the Premises either for the performance of any of Tenant's Initial Alterations or for Tenant's occupancy, as permitted under this Lease, prior to the date on which Landlord, or its contractor(s), shall install the check meter to measure Tenant's consumption of electric energy at and within the Premises, as aforesaid, Tenant shall pay to Landlord the sum of $500 per floor per month (the "Interim Electric Payment") for each month from such occupancy or taking of possession of the Premises, until the date that such check meter shall be installed. The Interim Electric Payment shall be paid by Tenant, as Additional Rent, but in advance prior to Tenant taking possession of the Premises and thereafter on the first day of each calendar month until such check meter has been installed. The Interim Electric Payment shall be pro-rated to reflect any period less than a full calendar month. Landlord shall provide written notice to Tenant of the installation of the check meter.

                                   ARTICLE 14

                               ACCESS TO PREMISES

        Section 14.1    (A)     Subject to Section 14.1(D), Landlord, or
Landlord's agents, shall have the right (but shall not be obligated) to enter the Premises in an emergency, at any time, and, at other reasonable times, upon prior notice to Tenant, except in case of an emergency (which notice may be telephonic or sent via facsimile transmission) to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary or desirable to any portion of the Building or which Landlord may elect to perform in the Premises following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this Lease. Tenant shall permit Landlord to use, maintain and replace ducts, exhausts, cables, risers, pipes and conduits in and through the Premises and to erect new ducts, exhausts, cables, risers, pipes and conduits therein, provided such new pipes and conduits are within the walls, above the ceiling, below the finished floor or otherwise concealed. Landlord may, during the progress of any work in the Premises, take all necessary materials and equipment into the Premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of Rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise; provided, however, no such exercise of this right by Landlord shall unreasonably impair Tenant's access to, or otherwise unreasonably or materially interfere with Tenant's ability to use the Premises as contemplated by this Lease, subject, however to Sections 14.2 and
25.2 hereof.

                (B) Tenant shall permit the other tenants in the Building to enter the Premises, at reasonable times upon prior notice to Tenant, which may be telephonic, to install, maintain, repair and replace cables, wires, risers and conduits running through the Building shaftways in the Premises, to the premises demised to such other tenant. Landlord shall instruct such other tenants to confine their work to the areas around such cables, wires, risers, conduits and shaftways, and to contact Tenant's designated representative, and to await his arrival or the arrival of Landlord's representative before entering the Premises. Tenant shall have a representative available at reasonable times on reasonable notice for this purpose. Tenant shall keep such shaftways accessible at all times and shall not lock such shaftways.

                (C) Throughout the Term, Landlord shall have the right to enter the Premises at reasonable hours for the purpose of showing the same to prospective purchasers or Mortgagees or Lessors, so long as Landlord complies with the requirements of Section 14.1(A). During the twelve (12) month period prior to the Fixed Expiration Date or the expiration of any Renewal Term, so long as Landlord complies with the requirements of Section 14.1(A), Landlord may exhibit the Premises to prospective tenants thereof.

                (D) If Tenant is not present to open and permit an entry into the Premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary as a result of an emergency by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected thereby. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Premises or any part thereof, other than as herein expressly provided. Landlord acknowledges that due to the confidential nature of materials located in Tenant's data room, access by Landlord or any other permitted party hereunder to Tenant's data room is prohibited, except in case of an emergency or unless accompanied by a representative of Tenant. Tenant shall make a representative available to Landlord at reasonable times for such purpose, provided Landlord gives prior notice (which may be telephonic) of such entry to Tenant.

                (E) Landlord shall use commercially reasonable efforts to minimize interruptions in Tenant's operations caused by Landlord's access to the Premises. Landlord shall repair any damage to property, and be responsible for any injury to persons, caused by Landlord or its contractors in the performance of work by Landlord in the Premises.

                (F) Landlord shall agree in writing to be bound by Tenant's reasonable confidentiality agreement, the form of which is annexed hereto as Exhibit L and made a part hereof, and to abide by Tenant's reasonable security requirements, and shall request its contractors and agents to do the same.

        Section 14.2 If, during the last month of the Term, Tenant shall have removed all of Tenant's Property from the Premises, Landlord may immediately enter, alter, renovate or redecorate the Premises without limitation or abatement of Rent, or incurring any liability to Tenant for any compensation, and such act shall have no effect on this Lease or Tenant's obligations hereunder.

                                   ARTICLE 15

                                     PARKING

        Section 15.1    (A)     On the Commencement Date and during the Term,
Landlord shall make available or cause to be made available to Tenant one hundred ninety-three (193) parking spaces (the "Parking Spaces") in a multi-level parking garage to be constructed at 561 Washington Boulevard, Jersey City, New Jersey and as shown substantially in the location on the NEWPORT site plan annexed hereto as Exhibit A-1 by the designation "PARKING GARAGE" (the "Parking Garage") which Landlord is entitled to use. All Parking Spaces which are made available to Tenant shall be solely for automobiles or motorcycles.

                (B) Except as set forth in Section 15.3, Tenant shall pay, to Landlord, as Additional Rent, a monthly rental charge per Parking Space (whether or not such spaces are actually utilized by Tenant) equal to ninety percent (90%) of the posted rate for automobile parking in the Parking Garage established by Landlord or the operator of the Parking Garage, from time to time, payable on the first day of each month during the Term in the same manner as Fixed Rent.

                (C) At the option of the owner or operator of the Parking Garage (the "Parking Operator"), the Parking Spaces shall be reserved or unreserved, assigned or unassigned, attended or unattended; provided, however, that Tenant shall be entitled to its proportionate share of any parking spaces which the owner or the Parking Operator elects to reserve, and provided further that Landlord or the Parking Operator shall have the right to change the assignment of designated Parking Spaces, if any, at any time and from time to time during the Term.

                (D) If during the Term, additional spaces in the Parking Garage become available, either temporarily or permanently, Landlord shall so notify Tenant and Tenant shall have the right to lease such spaces, in accordance with this Article 15, for the period during which such spaces are available for lease, but subject, however, to the rights of other tenants in the Building to such spaces. Tenant shall surrender such extra spaces upon notice from Landlord that they are no longer available for Tenant's use, as hereinabove provided. Tenant shall indemnify and hold Landlord harmless from and against all costs, expenses, losses and liabilities incurred by Landlord as a result of Tenant's failure to timely surrender such spaces.

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                (E)     The number of Parking Spaces specified in Section
15.1(A) is based upon the number of rentable square feet leased by Tenant in the Existing Building. If the number of rentable square feet leased by Tenant in the Existing Building changes pursuant to the provisions hereof, including, without limitation, Section 1.3, Article 10, Article 11 and Article 18 hereof, then the number of Parking Spaces to which Tenant is entitled pursuant to this Article 15 shall be proportionately adjusted upward or downward as the case may be.

        Section 15.2 Landlord shall have no responsibility with respect to any matter arising in connection with the furnishing of Parking Spaces to Tenant and Tenant's employees, including, without limitation, any damage to the automobiles of Tenant and Tenant's employees. Neither Landlord nor the Parking Operator shall charge or accept from any person other than Tenant any fee or other consideration for the use of any Parking Spaces from time to time by Tenant. Tenant shall have no right to charge or accept from any person any fee or other consideration for the use of any of the Parking Spaces, except Tenant's employees or a permitted subtenant, or another tenant in the Building, if Tenant has first offered, in writing, to return such spaces to Landlord and Landlord has declined, in writing, to accept the spaces, and, provided, however, that if any fee, charge or sum paid to Tenant is in excess of the rental charge per Parking Space paid by Tenant to Landlord hereunder, Tenant shall pay to Landlord fifty percent (50%) of such excess. Tenant shall provide Landlord with a notice setting forth the calculation of such excess and the identities of those parties paying such fee, charge or sum to Tenant. Landlord shall have the right to verify the information set forth on such notice, with reasonable access to Tenant's books and records for review of such payments. Only those persons designated by Tenant (the names of which shall be furnished in writing to Landlord as hereinafter provided in Section 15.9), may use the Parking Spaces.

        Section 15.3 Notwithstanding anything in this Lease or this Article 15 to the contrary, Tenant's obligations under this Lease shall not be in any way affected by Landlord's inability to make available or cause to be made available any or all of the Parking Spaces or other spaces required to be made available to Tenant under Section 15.4 hereof to Tenant or Tenant's employees by reason of (A) Unavoidable Delays with respect to any further construction of, or modification to, the Parking Garage, (B) damage to the Parking Garage, (C) subject to the provisions of Section 11.1 hereof, the whole or any part of the Parking Garage being acquired or condemned for any public or quasi-public use or purpose, or (D) any other reason beyond Landlord's reasonable control (the decision of the Parking Operator to exclude Tenant from the Parking Garage shall be deemed to be within Landlord's control); and Landlord shall have no liability to Tenant as a result of such inability; except that the monthly charge for any Parking Spaces or other spaces required to be made available to Tenant under
Section 15.4 hereof that are not made available to Tenant shall be abated during the period of unavailability.

        Section 15.4 If, on the Commencement Date, Landlord has not provided Tenant with the aforesaid Parking Spaces in the Parking Garage, Landlord will temporarily make available to Tenant the non-exclusive use of a parking lot reasonably proximate to the Building.

        Section 15.5 Tenant, in its use of the Parking Garage, shall at all times observe the rules and regulations reasonably promulgated by Landlord or the Parking Operator with respect to the use thereof. If Tenant, its agents, employees or visitors shall fail to observe such rules and regulations, or shall use any restricted spaces or areas, Landlord or the Parking Operator shall have the right and option, in addition to any other remedy they may have, to have the local police department arrange for the subject vehicle to be towed away and stored at the sole risk and expense of the owner of such vehicle.

        Section 15.6 If any portion of the Parking Garage shall become unavailable for any reason whatsoever, Tenant's inability to use the same or the Parking Spaces therein shall not relieve Tenant of any of its obligations under this Lease, including the payment of Rent (other than the aforesaid parking fees which shall be abated during the period of unavailability), nor shall Landlord have any liability to Tenant as a result thereof, and this Lease shall remain in full force and effect in accordance with its terms; provided, however, that Tenant shall be entitled to a portion of the then remaining and available parking spaces in the Parking Garage equal to the proportion of the number of Parking Spaces set forth in Section 15.1(A) hereof, as the same may be increased or decreased from time to time, to the total number of parking spaces in the Parking Garage, and provided further that Landlord shall use all reasonable efforts to provide alternate and comparable parking facilities for the use of Tenant, its employees and licensees, and during

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the use of such alternate interim parking facilities, Tenant shall pay a monthly charge for each space, at the same rate as would be payable by Tenant for the unavailable Parking Spaces in the Parking Garage.

        Section 15.7 Tenant hereby agrees that Tenant's use of the Parking Spaces and Parking Garage shall be at Tenant's sole risk, and Landlord shall have no liability to Tenant with regard thereto, nor shall Landlord be liable for any damage or injury to Tenant, or its agents, employees or licensees, or the property of any of the same, if any automobile or motorcycle or the contents thereof shall be damaged, lost or stolen while in the Parking Garage.

        Section 15.8 Tenant's use of the Parking Garage shall be in common with other tenants of the Building, other tenants at other buildings located at or in the NEWPORT development, the general public and other parties permitted by Landlord, the owner of the Parking Garage or the Parking Operator to use the Parking Garage, except for the negligence or willful misconduct of Landlord, its agents or employees in the event that Landlord operates the Parking Garage.

        Section 15.9    (A)     (1)     Landlord shall cause Parking Operator to
        install and maintain an access card system or another system that shall control ingress and egress to and from the Parking Garage. If Landlord or Parking Operator installs an access card system, Landlord shall make available to Tenant, for use by Tenant and those who may be designated by Tenant to use the Parking Spaces, one (1) parking access card for each Parking Space made available to Tenant hereunder (each, a "Garage Access Card" and collectively, the "Garage Access Cards") in order to permit Tenant and its designated Parking Garage users, the ability to enter the Parking Garage and use the Parking Spaces, as herein provided.

                        (2) In the event that any Garage Access Card(s) provided to Tenant are lost, damaged or destroyed, and Tenant requests that Landlord furnish Tenant with replacement Garage Access Card(s) for those which have been lost, damaged or destroyed, Landlord shall provide Tenant with such replacement Garage Access Card(s) at Landlord's then actual, out-of-pocket cost for the same (the "Replacement Cost") which Landlord as advised Tenant shall initially be Twenty-Five Dollars ($25.00) per Garage Access Card.

                        (3) Tenant hereby acknowledges and agrees that at all times during the Term, Tenant shall be entitled to obtain from Landlord and have in its possession, only an amount of Garage Access Cards (whether original or replacement, as aforesaid) equal to the amount of Parking Spaces made available to Tenant hereunder.

                (B) Tenant shall provide Landlord or the Parking Operator with a list of those persons to whom Tenant shall have given permission to use Parking Spaces and any Garage Access Cards issued to Tenant and the cars used by such persons, and shall provide Landlord with the changes thereto, from time to time, but in no event less than once per month during the Term.

                                   ARTICLE 16

                                     DEFAULT

        Section 16.1 Each of the following events or occurrences shall be an "Event of Default" hereunder:

                (A) if Tenant shall default in the payment when due of any installment of Fixed Rent or any other item of Rent and such default shall continue for five (5) Business Days after written notice thereof by Landlord; provided, however, that Tenant shall be entitled to receive from Landlord no more than two (2) written notices in any twelve (12) month period of its failure to timely pay Rent before such default shall constitute an "Event of Default" hereunder, and thereafter for the remainder of such twelve (12) month period, such failure shall constitute an Event of Default without notice after five (5) Business Days; or

                (B)     intentionally omitted; or

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                (C)     if Tenant's interest or any portion thereof in this
Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Article 12 hereof; provided, however, in case of any purported transfer pursuant to Section 12.9, which violates the provisions of Article 12, Tenant shall have a period of twenty (20) days after notice of such default from Landlord, to cure such default before same shall constitute an Event of Default; or

                (D)     (1)     if Tenant shall generally not, or shall be
unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                        (2) if Tenant shall commence or institute any case, proceeding or other action (a) seeking relief on its behalf as debtor, or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property; or

                        (3) if Tenant shall make a general assignment for the benefit of creditors; or

                        (4) if any case, proceeding or other action shall be commenced or instituted against Tenant (a) seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, which in either of such cases
        (i) results in any such entry of an order for relief, adjudication of bankruptcy or insolvency or such an appointment or the issuance or entry of any other order having a similar effect or (ii) remains undismissed for a period of ninety (90) days; or

                        (5) if any case, proceeding or other action shall be commenced or instituted against Tenant seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof; or

                        (6) if Tenant shall take any action indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (2), (3), (4) or (5) above; or

                        (7) if a trustee, receiver or other custodian is appointed for any substantial part of the assets of Tenant which appointment is not vacated or stayed within seven days (the aforesaid events set forth in this subsection 16.1(D) are hereinafter referred to individually as a "Bankruptcy Event" or collectively, as "Bankruptcy Events"); or

                (E)     intentionally omitted; or

                (F) if Tenant shall default in the observance or performance of any other term, covenant or condition of this Lease on Tenant's part to be observed or performed and Tenant shall fail to remedy such default within fifteen (15) Business Days after notice by Landlord to Tenant of such default except that if such default is of such a nature that it cannot with due diligence be completely remedied within said period of fifteen (15) Business Days, and the continuance of which for the period required for such cure will not (1) subject Landlord or any Lessor or any Mortgagee to prosecution for a crime or any other fine or charge (unless Tenant agrees, in a writing reasonably satisfactory to Landlord, to pay and discharge such fine or charge), (2) subject the Premises, or any part thereof, and/or the Land and/or the Building, respectively, or any part thereof, to being condemned or vacated, (3) subject the Land and/or the Building, respectively, or any part thereof, to any lien or encumbrance which is not bonded or

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removed in accordance with the terms hereof, or (4) result in the termination of any Superior Lease or foreclosure of any Mortgage (other than any Superior Lease or Mortgage entered into with a Landlord Related Entity), respectively, then in that event Tenant shall be entitled to such reasonable additional period of time to effectuate the cure or remedy of such default or failure, provided, however, that Tenant shall (x) duly advise Landlord of its intention to take all necessary steps to remedy or cure such default or failure and commence the prosecution of such cure or remedy, all within such fifteen (15) Business Day period, and (y) thereafter diligently prosecute to completion all steps necessary to remedy or cure the default or failure, and (z) complete such remedy or cure within a reasonable time after the date of said notice from Landlord; or

                (G) if the Tenant shall fail to provide and keep in force the insurance required by Section 9.4 hereof; or

                (H) if the Guaranty of even date from Guarantor in favor of Landlord shall not be in full force and effect at any time during the term of this Lease, or if the Guarantor shall default in the due observance or performance of any of the terms and conditions of the Guaranty, or if the Guarantor shall repudiate the Guaranty, or if the Guaranty shall terminate or be terminated for any reason, except in accordance with its express terms, or if the Guarantor shall suffer a Bankruptcy Event.

        Section 16.2    (A)     If any Event of Default shall occur and
Landlord, at any time thereafter, at its option, gives written notice to Tenant stating that this Lease and the Term shall expire and terminate on the date Landlord shall give Tenant such notice, then this Lease and the Term and all rights of Tenant under this Lease shall expire and terminate as if the date on which such notice is given to Tenant by Landlord were the Fixed Expiration Date and Tenant immediately shall quit and surrender the Premises, but Tenant shall nonetheless be liable for all of its obligations hereunder, as provided for in
Article 17 hereof.

                (B) Anything contained herein to the contrary notwithstanding, if such termination shall be stayed by order of any court having jurisdiction over any proceeding described in Section 16.1(D) hereof, or by federal or state statute, then, following the expiration of any such stay, or if the trustee appointed in any such proceeding, Tenant or Tenant as debtor-in-possession shall fail to assume Tenant's obligations under this Lease within the period prescribed therefor by law or within one hundred twenty (120) days after entry of the order for relief or as may be allowed by the court, or if said trustee, Tenant or Tenant as debtor-in possession shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease as provided in Section 12.12, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on five (5) days' notice to Tenant, Tenant as debtor-in-possession or said trustee and upon the expiration of said five (5) day period this Lease shall cease and expire as aforesaid and Tenant, Tenant as debtor-in-possession or said trustee shall immediately quit and surrender the Premises as aforesaid.

                (C) If any Bankruptcy Event shall occur, or this Lease shall be terminated as provided in Section 16.2(A) hereof, Landlord, without notice, may reenter and repossess the Premises and may dispossess Tenant by summary proceedings or otherwise.

        Section 16.3 If at any time, (i) Tenant shall comprise two (2) or more persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any Guarantor, or (iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant," as used in Section 16.1(D), shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any Bankruptcy Event proceeding shall be deemed paid as compensation for the use and occupation of the Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Rent or a waiver on the part of Landlord of any rights under
Section 16.2.

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                                   ARTICLE 17

                              REMEDIES AND DAMAGES

        Section 17.1    (A)     If there shall occur any Event of Default, and
this Lease and the Term shall expire and come to an end as provided in Article 16 hereof:

                        (1) Tenant shall quit and peacefully surrender the Premises to Landlord, and Landlord may, without notice, re-enter the Premises and dispossess Tenant and/or the legal representative of Tenant or any other occupant of the Premises, respectively, by summary proceedings or otherwise, and may repossess the Premises and remove therefrom the contents and effects of Tenant and/or the legal representative of Tenant or any other occupant, and hold the Premises as if this Lease had not been made. If an Event of Default hereunder shall occur after Tenant has exercised a Renewal Option and prior to the date fixed as the Renewal Term Commencement Date, Landlord may cancel and terminate the Renewal Term by written notice to Tenant.

                        (2) Landlord may, at its option, relet the whole or any portion or portions of the Premises, at any time or from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Fixed Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord in its sole discretion, may determine, provided, however, that Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for failure or refusal to relet the Premises, or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise affect any such liability, and in no event shall Tenant be entitled to receive any excess of net rentals collected over the rent and additional rent payable by Tenant hereunder, and Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

                (B)     (1)     Tenant, on its own behalf and on behalf of all
persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Premises, or to re-enter or repossess the Premises, or to restore the operation of this Lease, after (a) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (b) any re-entry by Landlord, or (c) any expiration or termination of this Lease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease.

                        (2) The words "re-enter", "re-entry and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

        Section 17.2    (A)     If this Lease and the Term shall expire and come
to an end as provided in Article 16 hereof, or by or under any summary proceeding or any other action or proceeding by Landlord against Tenant or any person claiming by, through or under Tenant, or if Landlord shall re-enter the Premises as provided in Section 17.1, or by or under any summary proceeding or any other action or proceeding, respectively, then, in any of said events:

                        (1) Tenant shall pay to Landlord all Fixed Rent, Additional Rent and other charges payable under this Lease by Tenant to Landlord to the date upon which this

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        Lease and the Term shall have expired or has been terminated and come to an end or the date of re-entry upon the Premises by Landlord, as the case may be;

                        (2) Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advanced Rent, security deposit or otherwise, but such monies shall be credited by Landlord against any damages payable by Tenant to Landlord;

                        (3) Tenant also shall be liable for and shall pay to Landlord as liquidated damages, any deficiency (the "Deficiency") between the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term including any Renewal Term exercised by Tenant prior to the termination of this Lease or re-entry by Landlord (conclusively presuming the Additional Rent to be the same as was payable for the year immediately preceding such termination or re-entry) and the net amount, if any, of rents collected under any reletting of all or part of the Premises for any part of such period, after first deducting from the rents actually collected under any such reletting, all of Landlord's expenses in connection with the termination of this Lease and Landlord's re-entry upon the Premises and in connection with such reletting including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, court costs and disbursements, alteration costs and other expenses of preparing the Premises for such reletting, and the amount of rent concessions, construction allowance and the like granted in connection with such reletting (collectively, the "Default Expenses"); it being agreed and understood by Tenant that any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Fixed Rent, and that Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

                        (4) whether or not Landlord shall have collected any monthly Deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, in lieu of any further Deficiencies (other than the Default Expenses), as and for liquidated and agreed final damages, and not as penalty, a sum equal to the amount by which the sum of the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term, including any Renewal Term exercised by Tenant prior to the termination of this Lease or re-entry by Landlord (conclusively presuming the Additional Rent to be the same as was payable for the year immediately preceding such termination or re-entry) exceeds the then fair and reasonable rental value of the Premises for the same period, both discounted to the then present value of such sum at the rate equal to the rate of U.S. Treasury obligations having a maturity closest to such unexpired portion of the Term, and less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of subdivision (3) above, for the same period; it being agreed and understood by Tenant that if before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet in a bona fide arm's length transaction by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be conclusively deemed, prima facie, to be fair and reasonable rental value for the part of the whole of the Premises so relet during the term of the reletting.

                (B) In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy, shall not preclude Landlord from any other remedy, at law, in equity or otherwise. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Fixed Rent reserved in this Lease. Nothing contained in Article 16 or this Article 17 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in this

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Section 17.2, but in no event shall Landlord be entitled to receive more than the Rent and the other charges and damages provided for herein.

        Section 17.3 If an Event of Default shall occur hereunder, then, in additional to and not in limitation of Landlord's other rights and remedies hereunder, Landlord may upon notice to Tenant (which in case of an emergency shall be given after the fact), perform the obligation(s) of Tenant which is the subject of such Event of Default. If Landlord, in connection therewith makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorneys' fees and court costs, in instituting, prosecuting or defending any actions or proceeding, then Tenant shall reimburse Landlord for such sums so paid or obligations incurred with interest at the Interest Rate and costs. The foregoing expenses incurred by reason of Tenant's Event of Default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within fifteen (15) Business Days of rendition of any bill or statement to Tenant therefor with interest thereon at the Interest Rate from the date such expenses were incurred. If the Term shall have been terminated or if Landlord shall have re-entered the Premises at the time of making of such expenditures or incurring of such obligations, such sums shall be deemed Default Expenses and shall be recoverable by Landlord as damages.

                                   ARTICLE 18

                           TENANT'S EXPANSION OPTIONS

        Section 18.1    (A)     Provided that Tenant is then in occupancy of at
least four (4) full floors of the Premises, this Lease shall not have been previously terminated, and Tenant shall not be in default beyond any applicable notice and grace periods in the observance of any of the terms, covenants or conditions of this Lease on the date Tenant gives the Option Notice or at any time prior to the Option Space Commencement Date, Tenant shall have the option to lease from Landlord the seventh (7th) floor of the Building (the "Option Space"), by notice to Landlord given at least thirty-one (31) months in advance of the ASC Expiration Date (the "Option Notice"), for a term commencing on a date designated by Landlord which date must be between the ninth (9th) anniversary of the Commencement Date and the eleventh (11th) anniversary of the Commencement Date (the "Option Space Commencement Date") and expiring on the Expiration Date. TIME SHALL BE OF THE ESSENCE with respect to the giving of the Option Notice. In the event that the Agreement of Lease between Landlord and Automated Securities Clearance, Ltd. terminates prior to the ASC Expiration Date, and such tenant vacates its demised premises then (1) Landlord may send an Option Notice providing for an Option Space Commencement Date not earlier than the later of (x) the seventh (7th) anniversary of the Commencement Date, and (y) one hundred twenty (120) days after such notice, and (2) subject to the rights of ISO to lease the Option Space, Tenant shall have the option to lease the Option Space from Landlord in accordance with this Article 18, commencing on an Option Space Commencement Date designated by Landlord in the Option Notice. Landlord represents that the ASC Expiration Date will occur on the last day of the calendar month in which the day preceding the tenth (10th) anniversary of the date that is ninety (90) days after the date on which Landlord and/or Landlord's contractors shall have "substantially completed" the performance of the Phase 1 Base Building Work, occurs. "ASC Expiration Date" shall mean the Fixed Expiration Date (as such term is defined in the Agreement of Lease between Landlord and Automated Securities Clearance, Ltd.)

                (B) If Tenant shall fail to timely deliver the Option Notice, or elect not to lease the Option Space, Tenant shall have no further right to lease the Option Space and Tenant's option under this Section 18.1 shall be deemed to be waived and become null and void and of no further force or effect, and Landlord shall thereafter have the unrestricted right to lease the Option Space to any person or entity upon such terms and conditions as Landlord shall deem appropriate. Tenant shall only have the right to lease the Option Space in whole, not in part, pursuant to this Section 18.1. Except as set forth in Section 18.1(E) hereof, Tenant shall not have the right to revoke an Option Notice.

                (C) If Tenant timely delivers the Option Notice as aforesaid, then on the Option Space Commencement Date (1) the Option Space shall be deemed added to, included within and be deemed made a part of the Premises upon all of the terms and conditions of this Lease; (2) the Option Space shall be delivered in its then "as is" condition, and Landlord shall

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not be obligated to perform any work or make any installation with respect thereto, nor shall Landlord be required to make Landlord's Contribution or pay any other work allowance with respect to the Option Space; (3) Tenant's Tax Share shall be increased by four and ninety-three one hundredths percent (4.93%) and Tenant's Operating Share shall be increased by five percent (5%) to reflect the addition to the Premises of the rentable square feet of the Option Space; and (4) the Fixed Rent for the Premises, as set forth on Exhibit B hereof shall be increased by the amount of the Fixed Rent for the Option Space, as determined in accordance with Section 18.1(D) below.

                (D) The Fixed Rent for the Option Space shall be equal to one hundred percent (100%) of the annual fair market rental value of the Option Space, determined in accordance with the standards and procedures set forth in
Section 2.7 hereof for the determination of Fair Market Rent, except that the Base Tax Amount and the Base Operating Cost Amount shall be unchanged, and Landlord shall deliver the Rent Notice at least one hundred twenty (120) days prior to the Option Space Commencement Date.

                (E) If Landlord shall fail for any reason to deliver possession of the Option Space on the Option Space Commencement Date (1) Tenant waives any right to rescind this Lease under any statute or common law, (2) Landlord shall not be subject to any liability for failure to deliver possession on such date, (3) Tenant waives the right to recover any damages which may result from the failure of Landlord to deliver possession of the Option Space on the Option Space Commencement Date, (4) the Option Space Commencement Date shall be postponed one (1) day for each day Landlord shall fail to deliver possession of the Option Space after the Option Space Commencement Date, and (5) Landlord shall use commercially reasonable efforts to obtain the eviction of any holdover tenant, including, without limitation, instituting litigation against such holdover tenant. In the event that Landlord recovers holdover rent from a tenant occupying the Option Space, for the period beginning on the Option Space Commencement Date, Landlord shall remit to Tenant fifty percent (50%) of the amount, if any, equal to the difference between (a) the amount of such holdover rent actually received by Landlord, and (b)(i) the amount of Rent which would have been payable by Tenant during the period covered by such holdover rent, plus (ii) all expenses incurred by Landlord, including, without limitation, attorneys' fees and disbursements, in obtaining the final eviction of such holdover tenant. In the event Landlord shall be unable to deliver possession of the Option Space for two hundred seventy (270) days after the Option Space Commencement Date, Tenant shall have the right to withdraw its Option Notice with respect to such Option Space.

        Section 18.2    (A)     Provided that this Lease shall not have been
previously terminated, Tenant shall not be in default beyond any applicable notice and grace periods in the observance of any of the terms, covenants or conditions of this Lease on the date Tenant gives the Expansion Notice, and subject to Section 18.2(B) hereof, Tenant shall have the option to lease additional office space in the Building (the "Expansion Space") by notice to Landlord given within six (6) months after the date hereof (the "Expansion Notice") for the Term, upon the terms and conditions of this Lease, except as otherwise set forth in this Section 18.2. The Expansion Notice shall specify the amount of space that Tenant desires to lease, which must be in full floor increments. TIME SHALL BE OF THE ESSENCE with respect to the giving of the Expansion Notice.

                (B) Tenant's option to lease the Expansion Space shall be subject to the space being available, which, for the purposes hereof, shall mean that such space has not yet been leased to any party for any term, is not then the subject of an active lease negotiation, and is not subject to any right or option of any other tenant in the Building or in any of the Other Buildings. If the Expansion Notice describes more space than is available, then the same shall be deemed of no force or effect, but Tenant may send another Expansion Notice, provided such Expansion Notice is given within six (6) months after the date hereof, as to which date TIME SHALL BE OF THE ESSENCE. Upon Tenant's request, Landlord shall inform Tenant of the amount, configuration and location of the available space in the Building.

                (C)     If Tenant timely delivers a valid Expansion Notice, then
(1) the Expansion Space shall be added to, included within and deemed a part of the Premises for all purposes of this Lease, (2) the Fixed Rent for the Initial Term shall be increased by $31.00 per rentable square foot of the Expansion Space during the First Rental Period, $33.00 per rentable square foot of the Expansion Space during the Second Rental Period, $35.00 per rentable square foot of the

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Expansion Space during the Third Rental Period, and $37.00 per rentable square foot of the Expansion Space during the Fourth Rental Period, (3) Tenant's Tax Share and Tenant's Operating Share shall be increased by a percentage based upon a fraction, the numerator or which shall be the rentable square footage comprising the particular Expansion Space, based on the floor of the Building on which it is located, as set forth in Schedule 5, and the denominator of which, in the case of Tenant's Tax Share shall be 838,373 rentable square feet, and in the case of Tenant's Operating Share shall be 827,203 rentable square feet, and
(4) Landlord's Contribution shall be increased by $30.00 per rentable square foot of the Expansion Space. Upon request of Landlord, Tenant shall execute and deliver to Landlord an amendment of this Lease, in such form as Landlord may request, memorializing the addition of the Expansion Space to the Premises, and setting forth the changes in the terms of this Lease resulting therefrom as specified in this Section 18.2.

        Section 18.3    (A)     If at any time between the fifth (5th)
anniversary of the Commencement Date and the tenth (10th) anniversary of the Commencement Date, a full floor of office space in the Existing Building (the "Offer Space") is or is expected to become vacant and available for occupancy prior to the tenth (10th) anniversary of the Commencement Date, Landlord may offer to lease the Offer Space to Tenant, by notice to Tenant ("Landlord's Offer Notice"), on all of the same terms, covenants and conditions set forth herein, effective as of the date set forth in Landlord's Offer Notice (the "Offer Space Commencement Date"), except that (1) the Fixed Rent for the Offer Space shall be calculated in the manner set forth in Section 18.1(D) for the Option Space, (2) the Offer Space shall be delivered in its then "as is" condition, and Landlord shall not be obligated to perform any work or make any installation with respect thereto, nor shall Landlord be required to make Landlord's Contribution or pay any other work allowance with respect to the Offer Space, (3) Tenant's Tax Share and Tenant's Operating Share shall be increased by a percentage based on a fraction, the numerator of which shall be the rentable square footage of the particular Offer Space, based on the floor of the Building on which it is located, as set forth on Schedule 5, and the denominator of which, in the case of Tenant's Tax Share shall be 838,373 rentable square feet, and in the case of Tenant's Operating Share shall be 827,203 rentable square feet, and (4) Tenant shall not be entitled to any free rent period with respect to the Offer Space.

                (B) If Tenant desires to lease all or part of the Offer Space, Tenant shall so notify Landlord in writing ("Tenant's Offer Notice") within twenty (20) days after Landlord's Offer Notice. TIME IS OF THE ESSENCE with respect to the giving of Tenant's Offer Notice. If Tenant shall fail to timely deliver Tenant's Offer Notice, Tenant's option under this Section 18.3 shall be deemed to be waived and of no further force and effect, regardless of whether Landlord shall have taken any action to lease such space in reliance upon the fact that such notice was not given, and Tenant shall have no further right to lease the Offer Space.

                (C) If Tenant delivers Tenant's Offer Notice as aforesaid, then, on the Offer Space Commencement Date (A) the Offer Space shall be added to, included within and deemed made a part of the Premises for all purposes of this Lease, except as provided in Section 18.3(A); (B) the Fixed Rent shall be increased as provided in Section 18.3(A); and (C) Tenant's Operating Share and Tenant's Tax Share shall be increased as provided in Section 18.3(A). If Tenant delivers Tenant's Offer Notice as aforesaid (and Tenant has not already delivered the Option Notice), then Tenant's option under Section 18.1 shall be of no further force or effect, nor shall the terms and provisions of Section
18.1 be of any further force or effect.

                (D) If Landlord shall fail for any reason to deliver possession of the Offer Space on the Offer Space Commencement Date (1) Tenant waives any right to rescind this Lease under any statute, (2) Landlord shall not be subject to any liability for failure to give possession on said date, (3) Tenant waives the right to recover any damages which may result from the failure of Landlord to deliver possession of the Offer Space on the Offer Space Commencement Date, and (4) the Offer Space Commencement Date shall be postponed one (1) day for each day Landlord shall fail to deliver possession of the Offer Space after the Offer Space Commencement Date. In the event Landlord shall be unable to deliver possession of the Offer Space for two hundred seventy (270) days after the Offer Space Commencement Date, Tenant shall have the right to withdraw Tenant's Offer Notice with respect to such Offer Space.

        Section 18.4 Notwithstanding anything to the contrary contained in this Lease, the term "Tenant" when used in this Article 18 shall be deemed to refer to and mean only the Tenant

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named in this Lease and any of the successor and affiliated entities described in Section 12.9 hereof, and shall not include any other assignee (whether permitted or otherwise) or other successor-in-interest (immediate or remote) or the Tenant named herein; it being agreed and understood that the rights set forth in this Article 18 have been granted only to the Tenant named herein (and only such specified successors and affiliates) for its sole and exclusive benefit, for so long as such entity is the holder of Tenant's estate and interest granted by this Lease, and no right set forth in this Article 18 may be transferred or conveyed to any other person or entity, other than such successor and affiliated entities described in Section 12.9 hereof.

                                   ARTICLE 19

            BUILDING ALTERATIONS AND MANAGEMENT; CHANGES IN BUILDING
                FACILITIES, SYSTEMS AND NAME; BUILDING DIRECTORY

        Section 19.1    (A)     Landlord shall have the right, at any time
during the Term, without the same constituting an eviction and without incurring liability to Tenant therefore, to make such changes in or to the Building, the Structural Elements and/or the Building Systems, and the fixtures and equipment thereof, respectively, as well as in or to the street entrances, halls, passages, elevators, escalators and stairways thereof, as Landlord may deem necessary or desirable, and/or change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the Building provided that no such changes, either individually or in the aggregate, adversely and substantially affects Tenant or its business operations for the Permitted Use in the Premises.

                (B) There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord for inconvenience, annoyance or injury to business arising from Landlord or other tenants making any repairs in the Building or any alterations, additions and improvements. Landlord shall take commercially reasonable measures and require other tenants to take commercially reasonable measures, to minimize any disruptions of Tenant's business operations.

                (C) Tenant shall not have any claim against Landlord by reason of Landlord's imposition of any reasonable controls over the manner of access to the Building by Tenant's social or business visitor as Landlord may reasonably deem necessary for the security of the Building and its tenants and occupants.

        Section 19.2    (A)     The Building when completed will be known as
"Newport Office Center IV" with an address at 545 Washington Boulevard. However, Landlord may thereafter adopt any name for the Building, and may change the name, address, number or designation of the Building, at any time during the Term, provided, if Landlord changes the name of the Building, Landlord shall maintain a numbered Washington Boulevard street address for the Building. Notwithstanding the foregoing, if and for so long as (1) this Lease is in full force and effect, (2) the tenant named herein or any successor or affiliated entity described in Section 12.9 hereof remains the Tenant hereunder, and (3) the Premises are expanded so that the tenant named herein or any successor or affiliated entity described in Section 12.9 hereof is then in occupancy of at least 600,000 square feet in the Building, the Building may, at Tenant's option, be known as "The Knight-Trimark Building", or any other name selected by Tenant and acceptable to Landlord in its sole discretion, subject however to any rights of ISO to the name of the Building.

                (B) If Landlord erects a monument sign on the plaza area in front of the Building identifying the Building (including its then name) and the tenants then occupying premises in the Building (the "Plaza Sign"), Landlord shall, at Landlord's cost, include the name of Tenant on such Plaza Sign in such order of listing or naming as Landlord shall deem appropriate, and with a size of lettering as shall be similar for all tenants, including Tenant, so listed on the Plaza Sign; it being agreed and understood by Tenant that such right to be listed on the Plaza Sign shall (1) exist for so long as this Lease is in full force and effect, and (2) be nonexclusive in nature. No tenant in the Building that does not lease more space in the Building than Tenant shall have more prominence on the Plaza Sign than Tenant.

                (C) So long as the tenant named herein remains the Tenant hereunder, Tenant shall have the right, subject to Landlord's Signage Guidelines, to place the name and/or logo of

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Knight-Trimark Group, Inc. or any subsidiary, affiliate, parent or business group or unit thereof on a sign (1) in or immediately outside Tenant's lobby elevator bank, which sign shall not be larger than a similar sign identifying the elevator bank of Insurance Services Offices, Inc. ("ISO") (or its successor), another tenant in the Building, and (2) in the elevator lobby on each floor of the Premises. The sign located in the lobby shall be constructed by Landlord at Tenant's reasonable cost and expense. "Landlord's Signage Guidelines" means that such sign shall comply with all Legal Requirements and with Landlord's aesthetic standards and guidelines for the Building as to the design, type of material, color, location, size and manner of affixation.

        Section 19.3 Landlord, at its expense and at Tenant's written request, shall maintain listings on the Building's electronic directory of the names of Tenant and any others in lawful occupancy of the Premises, and the names of their respective officers and employees, provided that the names so listed shall not take up more than Tenant's Operating Share of the space on the Building's electronic directory.

        Section 19.4 Landlord shall manage and operate the Building in accordance with the management and operational standards and procedures in and of a first-class office building in the Comparable Market.

                                   ARTICLE 20

                         NO REPRESENTATIONS BY LANDLORD

        Neither Landlord nor Landlord's agents or employees have made any representations or promises with respect to the physical condition of the Property and/or the Premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the Premises except as may be expressly set forth in this Lease, and no rights, easements or licenses are acquired by Tenant hereunder by implication or otherwise, except as may be expressly set forth in the provisions of this Lease.

                                   ARTICLE 21

                                 QUIET ENJOYMENT

        Landlord covenants and agrees with Tenant that upon Tenant's timely payment of the Fixed Rent and Additional Rent and timely observing and performing all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises without interference from Landlord or anyone claiming under or through Landlord, subject to the terms and conditions of this Lease and all Superior Leases and Mortgages affecting the Property.

                                   ARTICLE 22

                                     WAIVERS

        Section 22.1 The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any term, covenant or condition of this Lease including, without limitation, any of the Rules and Regulations, shall not be construed as a waiver of any other term, covenant, condition or rule, or as a waiver of any future right to enforce or insist upon performance of any of the same. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed to be a waiver of such breach, and no provision of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing and signed by an authorized official of Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Fixed Rent or any payment of Additional Rent shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check (e.g., "payment under protest") or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

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        Section 22.2    No act or thing done by Landlord or Landlord's agents
during the Term shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such surrender shall be valid unless such acceptance is in writing and signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys for the Premises prior to the expiration of this Lease, and the delivery of keys to any such agent or employee shall not operate as a expiration of this Lease or a surrender of the Premises.

                                   ARTICLE 23

                             WAIVER OF TRIAL BY JURY

        Section 23.1 It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Premises, and any emergency statutory or any other statutory remedy.

        Section 23.2    It is further mutually agreed that in the event
Landlord commences any summary proceeding for possession of the Premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, other than compulsory counterclaims, and will not seek to consolidate such proceeding with any other action which may have been or will be brought by Tenant in any other court.

                                   ARTICLE 24

                                    SERVICES

        Section 24.1    (A)     For purposes of this Lease, "Business Hours"
shall mean normal Building operation hours of 8:00 A.M. to 6:00 P.M. on Business Days, and "Business Days" shall mean Monday through Friday, except for those days designated as legal holidays by the Federal government or by the State of New Jersey.

                (B)     Landlord shall provide:

                        (1) twenty-four (24) hours a day, seven (7) days a week access to the Building and the Premises, subject, however, to Landlord's reasonable security requirements, which shall include initially, a computer controlled card access system to the Building's elevator lobby, which card access system may be modified, altered or changed by Landlord, as required during the Lease term, upon reasonable advance notice to Tenant;

                        (2)     a security guard in the Building twenty-four
        (24) hours a day, seven (7) days a week;

                        (3) a concierge service in the Building lobby during Business Hours on all Business Days, and on Saturdays from 8:00 A.M. to 12:00 Noon;

                        (4) it is agreed and understood that if Tenant uses and occupies the Premises on non-Business Days or after Business Hours on Business Days and requests that Landlord provide Building services to Tenant that are otherwise not required to be provided by Landlord hereunder during such periods of time, including making Building personnel available to Tenant on non-Business Days or after Business Hours on Business Days, respectively, as the case may be, Tenant agrees, at its own cost and expense, to reimburse Landlord, as Additional Rent in accordance with Section 2.1(C), for all of Landlord's fees, costs and expenses in providing such Building services to Tenant and/or in having such Building personnel available to Tenant; provided, however, that where more than one (1) tenant in the Building shall require any services during such periods of time, the fees, costs and expenses in providing such Building services shall be equitably

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        apportioned between or among such tenants except as otherwise expressly provided in this Article 24;

                        (5)     (a)     (i)     passenger elevator service to
        the Premises through the Building's general passenger elevators on Business Days during Business Hours and have an elevator subject to call at all other times; provided, however, that at all times elevator service to the Premises shall be consistent with that of a first-class office building in the Comparable Market, subject to elevators being out of service for maintenance and repair; Landlord represents that no other tenant in Tenant's elevator bank has dedicated elevators, and Landlord covenants not to dedicate any such elevators so long as the Premises consist of not less than the entire second (2nd) through sixth (6th) floors of the Building; and

                                        (ii)    passenger elevator service to
        the Premises through the three (3) dedicated elevators, exclusively servicing the Premises as shown by the designation "Dedicated Elevators" on the First Floor Plan of the Existing Building annexed hereto as Exhibit A and made a part hereof;

                                (b) freight elevator service to the entire Building on a "first come, first served" basis on Business Days during Business Hours, and on a reservation, "first come, first served" basis after Business Hours on Business Days and at any time on non-Business Days; it being agreed and understood that if Tenant shall use the freight elevators serving the Premises after Business Hours on Business Days or on any non-Business Days, Tenant shall pay Landlord, as Additional Rent for such use, at the rates for the twelve (12) month period commencing on the Commencement Date as set forth on Schedule 3 annexed hereto and made a part hereof, and thereafter adjusted as provided in Section 24.7 hereof; except that Tenant shall not be charged for use of the freight elevator on two weekends in connection with Tenant's initial move into the Premises; Landlord represents that no tenant in the Building has priority use of the freight elevators that is superior to "first come, first served" and covenants to not grant any other tenants any priority over "first come, first served";

                                (c)     use of the loading dock on a "first
        come, first served" basis on Business Days during Business Hours, upon reasonable prior notice to Landlord (which may be given orally to the Building management office), and on a reservation, "first come, first served" basis after Business Hours on Business Days and at any time on non-Business Days; it being agreed and understood that if Tenant shall use the loading dock after Business Hours on Business Days or on any non-Business Days, Tenant shall pay Landlord, as Additional Rent for such use, at the rate for the twelve (12) month period commencing on the Commencement Date as set forth on Schedule 3 annexed hereto and made a part hereof, and thereafter adjusted as provided in Section 24.7 hereof;

                        (6)     heating to the Building as described in Section
        24.2 below and ventilation and air conditioning to the Premises as described in Section 24.3 below;

                        (7) water for ordinary drinking, cleaning and lavatory purposes, but if Tenant uses or consumes water for any other purpose or in unusual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption, and Tenant shall pay for water consumed as shown on said meter as additional rent, as and when bills are rendered by Landlord; Tenant shall pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or shall become a lien upon the Premises or the Property of which they are a part pursuant to any Legal Requirement made or issued in connection with any such metered use, consumption, maintenance or supply of water, water system, or sewage or sewage connection or system; and the bill rendered by Landlord for the above shall be based upon Tenant's consumption and Landlord's actual cost therefor with no markup or administrative fee and shall be payable by Tenant as additional rent within fifteen (15) Business Days after rendition; and

                        (8) Building-standard cleaning services for the office portion of the Premises on Business Days, which cleaning services shall be as described on Exhibit C

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        annexed hereto and made a part hereof, or substantially the same as those described in Exhibit C (which cleaning services shall not include any additional cleaning services required as a result of the storage, preparation, service or consumption of food or beverages in portions of the Premises); provided, however, that the Premises are kept in neat order and condition by Tenant; it being agreed and understood by Tenant that: (a) Tenant shall pay Landlord the cost of removal of any of the Tenant's refuse and rubbish from the Building beyond normal office requirements; (b) Tenant, at Tenant's sole cost and expense, shall cause all portions of the Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner satisfactory to Landlord, and to be exterminated against infestation by vermin, rodents or roaches regularly and, in addition, whenever there shall be evidence of any infestation, any such exterminating shall be done at Tenant's sole cost and expense, in a manner satisfactory to Landlord, and by persons reasonably approved by Landlord; (c) Tenant shall reimburse Landlord for the additional cost of cleaning portions of the Premises not used for ordinary office purposes, including, without limitation, those used as a storage area, trading floor, computer center and fitness center; (d) if Tenant shall perform any cleaning services in addition to the Building-standard cleaning services, Tenant shall employ the cleaning contractor providing cleaning services to the Building on behalf of Landlord or such other cleaning contractor as shall be reasonably approved by Landlord; and (e) Tenant shall comply with any recycling program and/or refuse disposal program (including, without limitation, any program related to the recycling, separation or other disposal of paper, glass or metals) which Landlord shall impose or which shall be required pursuant to any Legal Requirements, provided, however, that any payments or credits received by Landlord as a result of any such program shall be deducted from Operation Expenses. Tenant may elect, subject to the provisions of Section 4.4(C), to itself cause the Premises to be cleaned, in which event, notwithstanding the provisions hereof, Landlord shall have no further responsibilities to clean the Premises, and Tenant shall receive a credit against Fixed Rent equal to the amount of Landlord's cost to clean the Premises.

        Section 24.2    (A)     Landlord shall, as part of Landlord's
performance by itself and its contractor(s) of the Base Building Work install or cause to be installed (1) on each floor of the Premises, in the Existing Building, and on floors 2 and 4 in the Annex, a perimeter electric base board heating system, and (2) and on the perimeter of the walls of the double height premises of floors 2 and 4 in the Annex, where floors 3 and 5 would otherwise be situated, a wall-mounted electric heating system. Such base board electric heating system and such wall-mounted electric heating system, together with all machinery, equipment and infrastructure required to operate the same, is collectively called the "Heating System".

                (B) Except for those charges payable by Tenant under subsection 24.2(C) following, and except as otherwise provided in this Section 24.2(B), the electric energy required to operate that portion of the Heating System located in the portion of the Premises situated in the Existing Building shall be measured by the Building's electric meter and shall be included within Operating Costs as part of the Building's electric usage, as to which Tenant shall be required to pay Tenant's Operating Share, pursuant to and in accordance with Article 2. The electric energy required to operate that portion of the Heating System described in clause 24.2(A)(2) above, shall be measured by Tenant's check meter described in Article 13 and shall be paid for by Tenant pursuant to and in accordance with Article 13.

                (C) During Business Hours of Business Days, Landlord shall furnish, at no cost or expense to Tenant, sufficient heat to the Premises through the Heating System to meet the criteria set forth on Exhibit D annexed hereto and made a part hereof. Tenant hereby agrees that if Tenant requires the provision of heat to the Premises at times other than on Business Hours of Business Days, Landlord will, upon notice from Tenant given by 2:00 P.M. on the Business Day for which Tenant requests heat, and by 2:00 P.M. on the Business Day prior to the non-Business Day for which Tenant requests heat, operate the Heating System to provide such heat to Tenant and furnish such heat to the Premises. Tenant shall pay Landlord, as Additional Rent, within fifteen (15) Business Days after receipt of an invoice therefor, Landlord's charge to furnish Tenant and the Premises with such non-Business Hours/Business Days heat, at rates for the twelve (12) month period commencing on the Commencement Date as set forth on Schedule 3 annexed hereto and made a part hereof, and thereafter adjusted as provided in Section 24.7 hereof.

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        Section 24.3    (A)     In addition, as part of the Base Building Work,
Landlord shall install or cause to be installed on each floor of the Premises in the Existing Building, two (2) sixty-three (63) ton packaged water cooled, variable air volume "VAV" air conditioning units which are designed to meet the ventilating and air conditioning criteria also set forth on said Exhibit. Such water cooled, VAV air conditioning units, together with all machinery, equipment and infrastructure required to operate the same, are collectively called the "A/C System".

                (B) Tenant shall be responsible, at Tenant's sole cost and expense, to pay for all electric energy consumed in the use and operation of the A/C System. Landlord shall, as part of the performance of the Base Building Work, connect the A/C System to Tenant's electric check meter as more particularly described in Article 13 of this Lease, in order to measure Tenant's consumption of electric energy in Tenant's use of the A/C System.

                (C) During Business Hours of Business Days, Landlord shall furnish, at no cost or expense to Tenant, sufficient quantities of condenser water from Landlord's cooling tower equipment located on the roof of the Building, required to operate the A/C System to meet said criteria. The Landlord's cooling tower equipment, together with the pipes, machinery and other equipment required to transport the condenser water from such machinery on the roof of the Building to Tenant's A/C System is called the "Building Condenser Water System".

                (D) Tenant hereby agrees that, if Tenant operates the A/C System at times other than on Business Hours of Business Days, Tenant shall be required to pay Landlord, within fifteen (15) Business Days after receipt of an invoice therefor, as Additional Rent, Landlord's charges (i) for all condenser water supplied by Landlord to Tenant to operate the A/C System during such time, and (ii) to operate Tenant's A/C System and the Building Condenser Water System, at rates for the twelve (12) month period commencing on the Commencement Date as set forth on Schedule 3 annexed hereto and made a part hereof, and thereafter adjusted as provided in Section 24.7 hereof. In addition, the wear and tear on, additional maintenance to, and depreciation of, the Building Condenser Water System from Tenant's use of the A/C System other than during Business Hours of Business Days, as determined by Landlord with reasonable specificity, shall be included within Operating Expenses.

        Section 24.4    (A)     Landlord has advised Tenant that the Heating
System and the A/C System, respectively, in the Existing Building have been designed to permit Tenant to obtain from Landlord the volume, quantity and level of cooled and/or ventilated air meeting the criteria described on Exhibit D, based on normal office occupancy and building-standard use of the Premises for the Permitted Use, including the installation of normal electrical or business equipment therein.

                (B) If Tenant uses and/or occupies the Premises other than for the Permitted Use, and/or alters or improves the Premises other than in accordance with the approved plans for a standard office installation made as Tenant's Initial Alterations, and/or installs the distribution portions of either System so that the Systems cannot operate on an optimum basis as designated, and/or installs business or electrical equipment in excess required for normal office occupancy, and/or creates an occupancy level in the Premises higher than the number of people for standard office use, and/or if Tenant and/or its agents and employees tampers with, adjusts, or in any way or manner affects the equipment, machinery and/or mechanical installations comprising each System, and /or if Tenant fails to comply with Landlord's reasonable written rules and regulations for the operation of each System, so as to maximize its rating efficiency and the ability to meet the performance criteria set forth on Exhibit D hereof, respectively, as the case may be, Landlord shall not be responsible for the improper functioning of any System as provided on Exhibit D, as a result of any of the foregoing circumstances or failures.

        Section 24.5 Except as otherwise provided herein, Landlord, throughout the Term of this Lease, shall have unrestricted access to any room located within or adjacent to the Premises, in which machinery and equipment either (1) comprising the Heating and A/C Systems, or (2) required to operate the same, is located.

        Section 24.6    (A)     Landlord reserves the right to stop all or some
of the Building Systems and Building services, including the cleaning and elevator services, as aforesaid, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the reasonable judgment of Landlord, for as long as may be reasonably required by reason thereof. Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply and/or operate Heating, A/C, elevator, electrical, plumbing or other Building Systems when prevented by Unavoidable Delays or by any Legal Requirement of any Legal Authority or due to the exercise of its right to stop service as provided in this Article 24.

                (B) The exercise of such right or such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of Rent, except as set forth in Section 25.2, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

        Section 24.7 The rates for certain items referred to in this Article 24 for the twelve (12) month period commencing with the Commencement Date shall be as set forth on Schedule 3 annexed hereto and made a part hereof. Landlord agrees that increases in such rates after such twelve (12) month period and for the balance of the Term shall be limited to increases in actual costs incurred by Landlord; provided, however, Landlord shall deliver evidence of such actual incremental costs to Tenant and its representatives, and Tenant and its representatives shall have access to Landlord's books to the extent reasonably necessary and on the terms and conditions and for the time period described in the final two (2) sentences of Section 2.5 hereof, to verify such costs. Tenant agrees that it shall keep as confidential the rates set forth on Schedule 3 and any increases thereto, and shall not disclose such rates to any other tenant in the Building or to any other party.

        Section 24.8 All required testing, adjusting and balancing of the mechanical plant of the Building and the base building mechanical, electrical, plumbing, fire protection, fire safety, sprinkler systems and the emergency generator shall be conducted at such times as may be reasonably determined or selected by Landlord. Tenant shall have a one-time right to delay such work if in Tenant's reasonable judgment such work would unduly interfere with the operation of Tenant's business if performed at the time selected by Landlord, as opposed to any other time.

        Section 24.9 As part of the Base Building Work, Landlord shall purchase and install on the roof of the Annex, the Annex A/C Unit, which Tenant shall be responsible to maintain, repair and/or replace, as required, during the Term, at Tenant's sole cost and expense.

                                   ARTICLE 25

                   INABILITY TO PERFORM; INDEPENDENT COVENANTS

        Section 25.1    (A)     This Lease and the obligations of Tenant to pay
Rent hereunder and perform all of the other terms, covenants and agreements hereunder on the part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease, or to supply or is delayed in supplying any service expressly or implied to be supplied, or is unable to make, or is delayed in supplying any repair, additions, alterations or decorations, or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or by accident, or by any cause whatsoever beyond Landlord's reasonable control, including but not limited to, laws, government preemption in connection with a national emergency or by reason of any Legal Requirement of any Legal Authority or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or when, in the judgment of Landlord, temporary interruption of such services is necessary by reason of the conditions of supply and demand which have been or are affected by war or other emergency (collectively, "Unavoidable Delays").

                (B) Except as expressly provided in Section 25.2 hereof, it is expressly understood that no such inability or delay in either the performance of obligations or the supply of services on the part of Landlord to be performed and/or supplied in this Lease provided, as the case may be, which results from or is due to any of the reasons set forth above in Section 25(A), or any other reason beyond Landlord's reasonable control, shall constitute a constructive eviction, and that Landlord shall not be liable to Tenant in damages, nor shall Tenant be entitled to make any claims for or be entitled to any abatement in the payment of Fixed Rent or additional rent, in the event of such inability or delay.

                (C) Tenant shall not be considered to be in default of any non-monetary obligations of Tenant hereunder if Tenant is unable to fulfill such obligations solely by reason of Unavoidable Delays.

        Section 25.2 Notwithstanding the foregoing provisions of this Article 25, if (1) Landlord shall make repairs, alterations, additions or improvements in or to the Building (or any portion thereof) including those referred to in Sections 14.1 and 19.1 of this Lease, or to the Premises, or to the fixtures, appurtenances or equipment thereof, or if Landlord shall interrupt the furnishing or supply of services to Tenant hereunder such as heat through the Heating System, condenser water to operate the A/C System, electric, water or elevator service, whether (a) by reason of accident, emergency, or for repairs, or by reason of Legal Requirements or insurance requirements or any compliance therewith, or by reason of work which may be performed pursuant to Article 28, or (b) as a result of additions, alterations, replacements, decorations or improvements to the Building or to the Premises, and/or (2) Landlord shall fail to perform or to make those necessary repairs or alterations to the Building, the Building's Structural Elements and the Building Systems, or to the Premises, which Landlord is obligated to perform, make or maintain as provided in Section
5.2 of this Lease, and which Tenant is not obligated to perform, maintain and/or make pursuant to the terms of this Lease, and such repairs, alterations, additions, improvements, or such interruption of such services to Tenant, or such failure on the part of Landlord to perform or make such necessary repairs or alterations, as aforesaid, respectively, as the case may be, shall result in a substantial or material interruption of Tenant's business at the Premises, Landlord hereby agrees that if the circumstances described in either subdivisions (1) or (2) of this Section 25.2 shall result in a substantial or material interruption of Tenant's business for a period in excess of five (5) consecutive Business Days, Rent shall abate (commencing with the sixth (6th) Business Day) in proportion to the part of the Premises that is rendered unusable until such time as Tenant's business is no longer substantially or materially interrupted as a result of such circumstances. Either party shall have the right to refer a dispute or disagreement arising under this Section
25.2 to resolution by arbitration in accordance with the provisions of Article 34 of this Lease.

                                   ARTICLE 26

                                BILLS AND NOTICES

        Section 26.1 Except as otherwise expressly set forth in this Lease, any bill, statement, notice, consent, demands, requests or communication (each, as used in this Lease and in this Article 26, a "notice") which are required to be given under this Lease shall be in writing and shall be deemed sufficiently given or rendered if (A) delivered by hand (against a signed receipt), (B) sent by registered or certified mail (return receipt requested), (C) by nationally recognized overnight courier, or (D) sent by facsimile transmission with a copy sent simultaneously by nationally recognized overnight courier, addressed as follows:

        (1)     if to Tenant (a) at Tenant's address set forth in this Lease,
        Attn.: Robert Turner, if mailed prior to Tenant's taking possession of the Premises, or (b) at the Building, Attn.: Robert Turner, if mailed subsequent to Tenant's taking possession of the Premises, or (c) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises, in each case with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036
        Attn.: Neil L. Rock, Esq.; or

        (2)     if to Landlord at 2 Sixth Street, Jersey City, New Jersey,
        Attn.: Richard S. LeFrak, Esq., and with copies to (x) Howard L. Boris, Esq., c/o LeFrak Organization, Inc., 97-77 Queens Boulevard, Rego Park, New York 11374, (y) Squire, Sanders & Dempsey L.L.P., 350 Park Avenue, New York, New York 10022, Attn.: Arnold S. Lehman, Esq., and (z) each Mortgagee and Lessor which shall have requested same, by notice to Tenant given in accordance with the provisions of this Article 25 at the address designated by such Mortgagee or Lessor;

or to such other addressees) as Landlord, Tenant or any Mortgagee or Lessor may designate as its new addressees) for such purpose by notice given to the other in accordance with the provisions of this Article 26.

        Section 26.2 Any such notice other than a default notice shall be deemed to have been rendered or given on the date when it shall have been hand delivered, three (3) Business Days from when it shall have been mailed as provided in this Article 26, on the date of delivery by overnight courier, or if by facsimile transmission, the date of the confirmed transmission. A default notice shall be deemed to have been given on the date when it is received or refused by Tenant. Anything contained herein to the contrary notwithstanding, any Operating Statement, Tax Statement or any other bill, statement, consent, notice, demand, request or other communication from Landlord to Tenant with respect to any item of Rent (other than any default notice) may be sent to Tenant by regular United States mail or by facsimile transmission with receipt confirmed.

        Section 26.3 A notice may be given by a party hereto or on such party's behalf by its attorneys or, in the case of Landlord, by Landlord's managing agent.

                                   ARTICLE 27

                              CONSTRUCTION OF LEASE

        The following terms shall be construed as follows:

                (A) the term "office", or "offices", as used in this Lease, shall mean the use of the Premises only for the Permitted Use and shall prohibit the use of the Premises for any use as a store or stores, for any retail use, or for the sale or display, at any time, of good, wares or merchandise of any kind, or for any Restricted Use;

                (B) the term "Landlord", as used in this Lease, shall mean a landlord or lessor, and as used in this Lease means only the Landlord, or the holder of the Mortgage in possession, for the time being of the Property (or the Lessor under a Superior Lease of the Building and/or of the Property and the Building, respectively) of which the Premises is a part, so that in the event of any sale(s) of the Property and/or the Building or of such Superior Lease, respectively as the case may be, or in the event of a Superior Lease of the Building and/or of the Property, respectively as the case may be, the landlord at the time in question automatically shall be entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the Lessor under the Superior Lease of the Building and/or of the Property and the Building, respectively, that the purchaser (to the extent expressly assumed in writing, a copy of which shall be sent to Tenant) or the Lessor under the Superior Lease of the Building and/or the Property and the Building, respectively, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder;

                (C) the terms "Landlord shall have no liability to Tenant" or "the same shall be without liability to Landlord (or Landlord)" or "without incurring any liability to Tenant therefor", respectively as used in this Lease, shall mean that Tenant is not entitled to terminate this Lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution in the payment of Rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered, or to enforce any other right or kind of liability whatsoever against Landlord, under or with respect to this Lease or with respect to Tenant's use or occupancy of the Premises;

                (D) the term "Tenant", as used in this Lease, shall mean Tenant herein named or any permitted assignee or other successor in interest (immediate or remote) of Tenant herein named, which at the time in question is the owner of Tenant's estate and interest granted by this Lease; but the foregoing provisions of this subsection shall not be construed to permit any assignment of this Lease or to relieve Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of Tenant herein named from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease;

                (E) the term "person", as used in this Lease, shall mean a natural person or persons, a corporation, a partnership, a limited liability company, an association, a joint venture, an estate, a trust or any other legal entity;

                (F) the terms "herein", "hereof" and "hereunder", and words of similar import, as used in this Lease, shall be construed to refer to this Lease as a whole, and not to any particular Article or paragraph, unless expressly so stated;

                (G) the term "and/or" when applied to one or more matters or things, as set forth in this Lease, shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question; and

                (H) the terms "re-enter" and "re-entry", as used in this Lease, are not restricted to their technical legal meanings.

                                   ARTICLE 28

                          ADJACENT EXCAVATION; SHORING

        If an excavation shall be made upon land adjacent to the Property and the Building, or shall be authorized to be made, respectively, as the case may be, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the Building from injury or damage and to support the same by proper foundations, without any claim for damages or indemnity against Landlord, or diminution or abatement of Rent hereunder.

                                   ARTICLE 29

                              RULES AND REGULATIONS

        Section 29.1 Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply with the rules and regulations as set forth on Exhibit E annexed hereto and made a part hereof, and such other and further reasonable rules and regulations as Landlord or Landlord's agent(s) may from time to time adopt and of which Landlord shall give Tenant prior written notice (such existing rules and regulations, as supplemented by any further rules and regulations, as aforesaid, are collectively called the "Rules and Regulations").

        Section 29.2 In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to arbitration as provided in Article 34 hereof. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice in writing upon Landlord within thirty (30) days after the giving of notice thereof.

        Section 29.3 Landlord agrees that it shall enforce the Rules and Regulations uniformly against all tenants of the Building. Landlord shall not be liable to Tenant for violations of any Rules and Regulations by any other tenant, its servants, employees, agents, visitors or licensees. In the event of any conflict between the Rules and Regulations and the provisions of this Lease, the provisions of this Lease shall govern and control.

                                   ARTICLE 30

                                SECURITY DEPOSIT

        Section 30.1    (A)     On or prior to the date hereof, Tenant has
deposited with Landlord the sum of Eleven Million Dollars ($11,000,000.00), and, after the date hereof, Tenant shall, if applicable, pursuant to Section 12.12 of this Lease, deposit with Landlord a sum of money, each such deposit to be security for the full and faithful performance and due observance by Tenant of the terms, covenants, agreements, provisions and conditions of this Lease (the "Security Deposit"), including, without limitation, the surrender of the Premises to Landlord as provided herein. At Tenant's option, any monies deposited with Landlord pursuant to this Article 30 may be in the form of a "clean", unconditional, irrevocable and transferable letter of credit, in form satisfactory to Landlord, issued by and drawn on an Issuing Bank, for the account of Landlord, for a term of not less than one (1) year (the "Letter of Credit"). "Issuing Bank" shall mean a commercial bank with offices for banking purposes in the City of New York and which is a member of the New York Clearing House Association, and which shall be a bank, trust company, national banking association or savings and loan association which shall have outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed) that is then rated, without regard to qualification of such rating by symbols such as "+" or "-" or numerical notation, "Aa" or better by Moody's, and/or "AA" or better by S&P, and which shall have combined capital, surplus and undivided profits of not less than $500,000,000.00.

                (B) It is agreed that if an Event of Default shall occur under this Lease, including, but not limited to, the payment of Fixed Rent and Additional Rent, Landlord may use, apply or retain the whole or any part of the Security Deposit or present the Letter of Credit for payment and apply or retain the whole or any part of the proceeds thereof, as the case may be, to the extent required for the payment of any Fixed Rent and Additional Rent or any other sum as to which Tenant is in default hereunder, or for any sum which Landlord actually expends to cure such Event of Default, including, but not limited to, any damages or deficiency in the re-letting of the Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. If Landlord applies or retains any part of the Security Deposit or the proceeds of the Letter of Credit, as the case may be, Tenant, upon demand shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full deposit on hand at all times.

                (C) The amount of the Security Deposit required to be maintained by Tenant hereunder shall be reduced on each of the first ten (10) anniversary dates of the Rent Commencement Date by One Million Dollars ($1,000,000.00) provided that, in each case, no Event of Default has occurred prior to or on such anniversary date. If the Security Deposit is at any time held in the form of cash, Landlord shall, upon notice from Tenant, if Tenant has qualified for a reduction as provided above, return One Million Dollars ($1,000,000.00) of the Security Deposit to Tenant. If the Security Deposit is then held in the form of a Letter of Credit, if Tenant has qualified for a reduction as provided above, Tenant may substitute a Letter of Credit in the reduced amount for the one then held by Landlord.

        Section 30.2 In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants, agreements and conditions of this Lease, the Security Deposit or the Letter of Credit, as the case may be, to the extent unapplied or undrawn, shall be returned to Tenant within thirty
(30) days after the Expiration Date and delivery of entire possession of the Premises to Landlord in the manner and within the time period set forth in
Article 1 of this Lease.

        Section 30.3 In the event of a sale of the Property and/or the Building, or the leasing of the Property and/or the Building, respectively, as the case may be, Landlord shall have the right to transfer the then amount of the Security Deposit or the Letter of Credit, as the case may be, to the vendee or lessee in question, and Landlord shall thereupon be released by Tenant from all liability for the return of such Security Deposit or the Letter of Credit, as the case may be. Tenant agrees to look solely to the new Landlord for the return of the Security Deposit or the Letter of Credit, as the case may be; it being agreed and understood that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit or the Letter of Credit, as the case may be, to a new Landlord hereunder. The Letter of Credit shall be fully transferable by Landlord without payment of any fees or charges, it being agreed that if such fees or charges shall be imposed, then such fees or charges shall be paid by Tenant.

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        Section 30.4    Tenant covenants that it will not assign or encumber or
attempt to assign or encumber the Security Deposit or the Letter of Credit, as the case may be, and that neither Landlord, nor its successors or assigns, shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

        Section 30.5 The Letter of Credit shall provide for its automatic renewal, without amendment, for consecutive periods of one (1) year each thereafter during the Term, unless the Issuing Bank sends written notice (the "Non-Renewal Notice") to Landlord by certified or registered mail, return receipt requested, not less than thirty (30) days next preceding the then expiration date of the Letter of Credit, that the Issuing Bank elects not to have the Letter of Credit renewed. Additionally, the Letter of Credit shall provide that following Landlord's receipt of the Non-Renewal Notice, Landlord shall have the right, exercisable by means of a sight draft on the Issuing Bank, to present the Letter of Credit for payment and retain the proceeds thereof, as the Security Deposit, in accordance with this Article 30 in lieu of the Letter of Credit, unless Tenant has provided Landlord with a new Letter of Credit, in the required amount.

                                   ARTICLE 31

                                     BROKER

        Section 31.1    (A)     Each party represents and warrants to the other
that it has not dealt with any broker or other person in connection with this Lease except as set forth in this Article 31.

                (B) Landlord's exclusive rental agent for the Building and its broker for this Lease, whom Tenant recognizes as Landlord's exclusive rental agent and broker, is Cushman & Wakefield, Inc. and Cushman & Wakefield of New Jersey, Inc. (collectively, "C&W"), and Landlord shall pay C&W its commission pursuant to separate agreement.

                (C) Tenant represents that it has engaged and dealt with Newmark & Company Real Estate of New Jersey and Newmark & Company Real Estate, Inc. as its broker for this Lease (collectively, the "Tenant's Broker"), whom Landlord recognizes as the Tenant's Broker, and Landlord shall pay Tenant's Broker its commission pursuant to separate agreement.

                (D) The execution and delivery of this Lease by each party shall be conclusive evidence that such party has relied upon the foregoing representation and warranty.

        Section 31.2    (A)     Tenant shall indemnify and hold Landlord
harmless from and against any and all claims for commission, fee or other compensation by any person (other than C&W and Tenant's Broker) who shall claim to have dealt with Tenant in connection with this Lease and for any and all costs incurred by Landlord in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements.

                (B) Landlord shall indemnify and hold Tenant harmless from and against any and all claims for commission, fee or other compensation by any person (including C&W and Tenant's Broker) who shall claim to have dealt with Landlord in connection with this Lease and for any and all costs incurred by Tenant in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements.

        Section 31.3 The provisions of this Article 31 shall survive the Expiration Date.

                                   ARTICLE 32

                                    CONSENTS

        Section 32.1 Wherever it is specifically provided in this Lease that a party's consent is not to be unreasonably withheld, a response to a request for such consent shall also not be unreasonably delayed. If either Landlord or Tenant considers that the other has unreasonably withheld or delayed a response, it shall so notify the other party within ten (10) days after receipt

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of such response, or, in case such response is not received, within twenty (20)
days after making its request for the response. Subject to the provisions of
Section 32.2 hereof, Tenant hereby waives any claim for damages against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any such consent. Tenant agrees that its sole remedy in any such case shall be an action or proceeding to enforce the relevant provision of this Lease by specific performance, injunction or declaratory judgment. Notwithstanding anything to the contrary provided in this Lease, in any instance where the consent of the Lessor and/or the Mortgagee is required, Landlord shall not be required to give its consent until and unless such Lessor or Mortgagee has given its consent. Landlord agrees to seek the consent of such Lessor and/or Mortgagee if Landlord would otherwise consent in such instance.

        Section 32.2 Notwithstanding the foregoing provisions of Section 32.1, if Landlord is judged by an arbitrator or court of competent jurisdiction (in any case by an unappealable final judgment) to have willfully and maliciously acted in an unreasonable manner in withholding consent to an Alteration, assignment or subletting proposed by Tenant, and as a result thereof, Tenant does not proceed (or is delayed in proceeding) with such Alteration, assignment or subletting, as the case may be, Landlord shall be responsible for the payment to Tenant of Tenant's actual damages (quantified in sufficient detail by Tenant's chief financial officer) suffered as a proximate result of the inability to conclude such Alteration, assignment or subletting, as the case may be.

                                   ARTICLE 33

                              ESTOPPEL CERTIFICATES

        Section 33.1    (A)     From time to time during the Term, within
fourteen (14) days following receipt by Tenant of Landlord's request therefor, but not more frequently than twice in any twelve (12) month period, Tenant shall deliver to Landlord or its designee, which may include, but not be limited to, a purchaser of the Land and/or the Building, a Mortgagee or Lessor, respectively, at no cost or expense to Landlord, a written statement executed and acknowledged by Tenant, in the form set forth on Exhibit K annexed hereto and made a part hereof or in form satisfactory to Landlord stating: (1) that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all such modifications); (2) the Commencement Date, the Rent Commencement Date and the Fixed Expiration Date; (3) the date to which the Fixed Rent, additional rent and other charges hereunder have been paid, together with the amount of the monthly Fixed Rent then payable; (4) whether or not, to the actual knowledge of Tenant, Landlord is in default hereunder, and setting forth the specific nature of all such defaults, if any; (5) that all work to be performed by Landlord hereunder has been satisfactorily completed or not, (6) the amount (or remaining balance) of the Security Deposit, if any, under this Lease; (7) whether there are any subleases affecting the Premises; (8) the address to which all notices and communications to Tenant under the Lease are to be sent; and (9) any other matters reasonably requested by Landlord and related to this Lease.

                (B) Tenant acknowledges that any statement delivered pursuant to this Article 33 may be relied upon by any purchaser or landlord of the Land and/or the Building, or Landlord's interest in the Land and/or the Building and/or by any Lessor or by any Mortgagee, or by any assignee of a Mortgagee or Lessor, respectively, as the case may be, but not by the Landlord at the time such estoppel is requested and not by affiliates of such Landlord.

                (C) If Tenant fails or refuses to timely deliver any such estoppel certificate to Landlord, as aforesaid, and thereafter for more than five (5) Business Days following a second request from Landlord such failure or refusal continues, Landlord may execute such estoppel certificate on Tenant's behalf. Tenant hereby irrevocably appoints Landlord its attorney-in-fact, coupled with an interest, for such purpose.

        Section 33.2    Intentionally Omitted.

        Section 33.3 From time to time, within fourteen (14) days next following request by Tenant but not more frequently than once in any twelve (12) month period, Landlord shall deliver to Tenant a written statement executed by Landlord (A) stating that this Lease is then in

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full force and effect and has not been modified (or if modified, setting forth all modifications), (B) setting forth the date to which the Fixed Rent, all additional rent and any other items of Rent have been paid, (C) stating whether or not, to the actual knowledge of Landlord, Tenant is in default under this Lease, and, if Tenant is in default, setting forth the specific nature of all such defaults, and (D) as to any other matters reasonably requested by Tenant and related to this Lease.

                                   ARTICLE 34

                                   ARBITRATION

        Section 34.1 Either party may request arbitration in accordance with this Article 34 of any provision of this Lease in dispute wherein arbitration is expressly stated in such provision as the appropriate remedy for such dispute. The party requesting arbitration shall do so by giving notice to that effect to the other party, specifying in said notice the name and address of the person designated to act as an arbitrator on its behalf.

        Section 34.2 Within fifteen (15) days after the service of such notice, the other party shall give notice to the first party specifying the name and address of the person designated to act as an arbitrator on its behalf. If the second party fails to notify the first party of the appointment of its arbitrator within the aforesaid time period, then subject to the provisions of
Section 34.5, the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment.

        Section 34.3 The two arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed, and shall conduct such hearings and investigations as they may deem appropriate. If within thirty (30) days after the second arbitrator is appointed, the two (2) arbitrators shall not agree upon the question in dispute, they shall together appoint a third arbitrator. In the event the two arbitrators are unable to agree upon such appointment within forty (40) days after the appointment of the second arbitrator, the third arbitrator shall be selected by the parties themselves if they can agree to such selection within a further period of ten (10) days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association (or any successor organization thereto) in accordance with its commercial arbitration rules then prevailing, or if the American Arbitration Association (or such successor organization) shall fail to appoint said third arbitrator within fifteen (15) days after such request is made, then either party may apply, on notice to the other, to the Supreme Court of the State of New Jersey (or any other court having jurisdiction and exercising functions similar to those now exercised by said court) for the appointment of such third arbitrator.

        Section 34.4 The third arbitrator shall conduct such hearings and investigations as he may deem appropriate and, within thirty (30) days of this designation, render an independent decision of the matter in dispute, which decision shall be conclusive and binding upon the parties. Each arbitrator chosen or appointed pursuant to this Article 34 shall be a disinterested person having at least ten (10) years real estate experience as an arbitrator in the particular matter in dispute.

        Section 34.5 If Tenant gives notice requesting arbitration, Tenant shall simultaneously serve a duplicate of the first notice on the Mortgagee and each Lessor. If Landlord fails to appoint an arbitrator within fifteen (15) days after the giving of the first notice by Tenant, such Mortgagee or Lessor shall have an additional period of ten (10) days within which to appoint the second arbitrator, who shall thereupon be recognized in all respects as if he had been appointed by Landlord.

        Section 34.6 The arbitration shall be conducted, to the extent consistent with this Article 34, in the State of New Jersey, in either Bergen, Hudson or Essex Counties, in accordance with the commercial arbitration rules then prevailing of the American Arbitration Association (or any successor organization thereto). Such decision shall be in writing and counterpart copies thereof shall be delivered to each of the parties. In rendering such decision

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and award, the arbitrator(s) shall not add to, subtract from, or otherwise modify the provisions of this Lease.

        Section 34.7 If for any reason whatsoever the written decision and award of the arbitrator(s) shall not be rendered within the time periods specified in this Article 34, then at any time thereafter, either party may apply to the Supreme Court of the State of New Jersey, or to any other court having jurisdiction and exercising the functions similar to those now exercised by such Court, by action, proceeding, or otherwise (but not by a new arbitration proceeding) as may be proper to determine the question in dispute consistently with the provisions of this Lease. Each party shall pay the fees and expenses of the arbitrator appointed by or for such party. The fees and expenses of the third arbitrator (if appointed), and all other expenses of the arbitration shall be borne by the parties equally.

                                   ARTICLE 35

                              INTENTIONALLY OMITTED

                                   ARTICLE 36

             LANDLORD'S PERFORMANCE OF THE LANDLORD'S WORK; TENANT'S
         PERFORMANCE OF THE TENANT'S INITIAL ALTERATIONS AND LANDLORD'S
           PAYMENT OF LANDLORD'S CONTRIBUTION TOWARDS SUCH TENANT WORK

        Section 36.1    (A)     Landlord and/or its contractor(s) shall perform,
or cause the performance of all work, and shall install or cause to be installed all of the material, supplies, machinery, equipment and infra-structure required for the construction and substantial completion of the Building (consisting of the Existing Building and the Annex) substantially in accordance with those certain plans and specifications for the Existing Building and the Annex (collectively, the "Building Plans"), which Building Plans are also more particularly set forth on Schedule 1 annexed hereto and made a part hereof. Landlord and its contractors shall also install (and test to ensure proper operation) those Building service systems described on Schedule 1-A to service the Premises. The work and installations described and set forth on Schedule 1 and Schedule 1-A to this Lease are collectively called the "Building Plans Work". Landlord shall not increase the core area of the Building by more than ten (10) square feet from what is set forth in the Building Plans, other than to install bathrooms and elevators, and to make other modifications requested by Tenant.

                (B) In addition, Landlord and/or its contractors shall perform or cause the performance of, and shall install or cause the installation in the Building and the Premises of that certain work, materials, equipment, machinery and/or improvements substantially in accordance with Schedule 2 annexed hereto and made a part hereof (the "Base Building Work").

                (C) The Building Plans Work and the Base Building Work are collectively called the "Landlord's Work". Each phase of the Base Building Work consisting of Phase 1 Base Building Work and Phase 2 Base Building Work (as described in Schedule 2) is called a "Phase". The Building does not currently contain, and Landlord shall not hereafter utilize, any hazardous materials (as such term is currently defined by Environmental Laws) in the performance of Landlord's Work.

                (D) The Building will consist of (1) the twenty-one (21) story office building with ground floor retail premises currently under construction (the "Existing Building") in accordance with the "Building Plans and Specifications for the Existing Building" described on Schedule 1, and (2) a five (5) story annex to the Existing Building containing three (3) levels, with a below floor level area under the lowest floor of the annex to be used for storage and office purposes, to be constructed on the western side of the Existing Building substantially in accordance with the "Building Plans and Specifications for the Annex" also described on Schedule 1 (the "Annex"). Attached hereto as Schedule 5 and made a part hereof is a schedule showing the rentable square feet contained in each floor of the Building above the ground floor of the Building.

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

                (E) Landlord shall not be obligated to commence construction of the Annex until the following conditions precedent have been satisfied or fulfilled to Landlord's complete satisfaction:

                        (1) Landlord has obtained all required approvals and permits from all necessary governmental or legal authorities for the construction of the Annex including approvals from the Jersey City Planning Board and Buildings Department;

                        (2) Landlord has obtained from the City of Jersey City either (a) an amendment to the existing Financial Agreement dated as of July 1, 1999 providing for long term tax abatement for the Existing Building which will include the Annex within and as part of the coverage of such Financial Agreement and the long term tax abatement granted thereunder, with appropriate modifications made to the amounts of the Annual Service Charge, Total Project Cost and such like amounts, items and designations in the Financial Agreement to reflect such inclusion of the Annex, or (b) a new financial agreement for the Annex substantially identical in form and content to the Financial Agreement for the Existing Building (except for adjustments or redefinitions of or to the aforedescribed items in the Financial Agreement reflecting the square footage of the Annex), which will permit Landlord to combine the Service Charges under the Financial Agreements for the Existing Building and the Annex for purposes of determining the Base Tax Amount and Tax Payments under Tenant's lease and other leases in the Building;

                        (3) Landlord has obtained all required consents, if any, from its mortgagees and partners, if any, in the NEWPORT development, for the construction of the Annex;

                        (4) Landlord and Tenant have agreed upon all essential terms and conditions for the construction of the Annex, including approved final plans and specifications therefor; and

                        (5) Landlord has obtained the consent of ISO to the proposed change in the design of the lobby of the Existing Building.

If all of the aforesaid conditions precedent have not been met or complied with, to Landlord's complete satisfaction, without any additional liabilities or responsibilities on the part of Tenant, within sixty (60) days after the date of this Lease, this Lease shall automatically terminate without further action by Landlord or Tenant, whereupon the parties hereto shall be freed from and relieved of all further obligations arising under this Lease.

                (F) Landlord shall, following the completion of Landlord's Work, construct an enclosed walkway connecting the Building with the building located at 525 Washington Boulevard. Tenant acknowledges that, notwithstanding Landlord's right to construct such a walkway pursuant to an existing easement agreement, such work requires the co-operation of the owner and the manager of the building located at 525 Washington Boulevard. Landlord agrees to use commercially reasonable efforts (including commencement of litigation if required) to enforce its right to construct the walkway, but Landlord's failure to do so shall not give rise to any right on Tenant's part to rescind this Lease, to any abatement of the Rent, or to any claim for damages, all of which Tenant expressly waives.

                (G) Landlord shall proceed with commercially reasonable diligence to promptly file all drawings for Landlord's Work and all other documents and instruments required to be filed in connection therewith (and in connection with any changes or revisions made thereto, whether at Landlord's or Tenant's initiation, but Tenant shall reimburse Landlord for all actual costs reasonably incurred in connection with any changes or revisions made at Tenant's initiation), and with the prosecution of Landlord's Work, with any Legal Authorities having jurisdiction, for approval. Landlord shall pay all costs associated with such filings, all costs associated with any required permits and expediting fees associated with Landlord's Work. Landlord shall take whatever action is necessary (including making any modifications to the Building Plans) to obtain and maintain all necessary approvals and permits for Landlord's Work from all Legal Authorities having jurisdiction. Upon request of Tenant and at Tenant's expense, Landlord shall amend any filings made with Legal Authorities in connection with Landlord's

                                     - 70 -

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Work, provided that such amendments are reasonably necessary for obtaining all governmental licenses and/or permits required by reason of Tenant's Work as reflected in Tenant's approved plans and as the same affects the Building Plans.

        Section 36.2    (A)     (1) Provided this Lease shall then be in full
        force and effect and no Event of Default shall have occurred hereunder, Landlord agrees to commence, or cause the commencement of the performance of the Landlord's Work promptly after receipt by Landlord of all required permits and/or approvals from the Buildings Department or any other applicable Legal Authority allowing for the commencement and performance of the Landlord's Work. Landlord further agrees to expeditiously perform, or cause the Landlord's Work to be expeditiously performed to "substantial completion" in a Building-standard, good and workmanlike manner, as soon as is reasonably practicable after the occurrence of the aforementioned events, subject, however, to Unavoidable Delays.

                        (2) Landlord expects to achieve, subject to Unavoidable Delays and Tenant's Delays, "substantial completion" of the (a) Phase 1 Base Building Work for the Existing Building by October 15, 2000, and
        (b) Phase 2 Base Building work for the Existing Building by March 1, 2001. Tenant shall not be entitled to any rent abatement, direct damages or consequential damages as a result of Landlord's failure to comply with the foregoing schedule, all of which Tenant hereby expressly waives. Tenant also waives any right to rescind this lease under any statute or common law as a result of a delay in the Commencement Date, except as expressly set forth in Section 1.1(C) hereof.

                (B) If any portion of the Building Plans Work or any Phase of the Base Building Work, respectively, is to be performed in that area of the Premises and/or the Building in which the outside Building hoist is located (the "Hoistway Area"), Landlord and its contractor(s) will "substantially complete" such portion of the Building Plans Work or Phase of the Base Building Work located in the Hoistway Area after the removal of the Building hoist from the outside of the Building and the enclosure of the portion(s) of the Building and Premises located in the Hoistway Area, and until such event, Landlord's Work shall not be "substantially completed" for purposes of this Lease.

                (C)     (1)     "Landlord's Delay" shall mean any actual delay
        which Tenant encounters in (i) the performance or substantial completion of Tenant's Initial Alterations, or (ii) the occupancy of the Premises for the conduct of business in accordance with the Lease, in either case if and to the extent caused by any act or (where Landlord has an affirmative obligation to act pursuant to this Lease) omission, or failure to act or respond (where Landlord has an affirmative obligation to act or respond pursuant to this Lease) of Landlord, its agents or contractors, occurring on or after the date hereof; provided, however, that no delay shall constitute a Landlord's Delay to the extent such delay (i) could have been avoided or mitigated by Tenant's use of commercially reasonable prudence and diligence, or (ii) occurs by reason of any act or (where Tenant has an affirmative obligation to act pursuant to this Lease) omission of any nature of Tenant, its agents or contractors; provided further, however, that no such delay shall constitute a Landlord's Delay unless such delay occurs, or if it has already occurred, to the extent it continues, after Tenant gives Landlord notice of the occurrence thereof (such notice also to set forth, to the extent practicable, Tenant's estimate of the period of such delay).

                        (2) "Tenant's Delay" shall mean any actual delay which Landlord encounters in the performance of Landlord's Work if and to the extent caused by any act or (where Tenant has an affirmative obligation to act pursuant to this Lease) omission, or failure to act or respond (where Tenant has an affirmative obligation to act or respond pursuant to this Lease), of Tenant, its agents or contractors, occurring on or after the date hereof; provided, however, that no delay shall constitute a Tenant's Delay to the extent such delay (i) could have been avoided or mitigated by Landlord's use of commercially reasonable prudence and diligence, or (ii) occurs by reason of any act or (where Landlord has an affirmative obligation to act pursuant to this Lease) omission of any nature of Landlord, its agents or contractors; provided further, however, that no such delay shall constitute a Tenant's Delay unless such delay occurs, or if it has already occurred, to the extent it continues, after Landlord gives Tenant notice of the occurrence thereof (such

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        notice also to set forth, to the extent practicable, Landlord's estimate of the period of such delay).

                        (3) If a Tenant's Delay occurs, and such delay causes a delay in the substantial completion of the Landlord's Work, or any portion thereof, and/or the fulfillment of any other condition for the occurrence of the Commencement Date, the Landlord's Work, or such portion thereof, shall be deemed to have been substantially completed and/or any such other condition for the occurrence of the Commencement Date and/or the Rent Commencement Date as to the Premises shall be deemed to have been fulfilled, and (notwithstanding any provision of this Lease or any Exhibits hereto to the contrary) any of such applicable dates shall be deemed (for all purposes of this Lease or any exhibits hereto) to have occurred, on the date on which Landlord would have fulfilled any such condition but for such Tenant's Delay. Tenant shall reimburse Landlord for any reasonable actual out-of-pocket costs, without duplication, reasonably incurred by Landlord directly related to Landlord's Work and arising solely as a direct result of any Tenant's Delay. Any dispute between the parties as to the respective responsibilities of Landlord and Tenant for any delay, and/or with respect to the length of such delay and additional cost to Landlord with respect thereto shall be resolved in accordance with Article 34 of the Lease.

                        (4) If a Landlord's Delay occurs, the Rent Commencement Date shall be postponed by one (1) day for each day of Landlord's Delay. Landlord shall reimburse Tenant for any reasonable actual out-of-pocket costs, without duplication, reasonably incurred by Tenant directly related to Tenant's Initial Alterations and arising solely as a direct result of (a) any Landlord's Delay, (b) any major revisions made to the approved set of final Building Plans without obtaining Tenant's approval thereof to the extent such approval is required under this Lease, and (c) Landlord's failure to substantially build in accordance with the approved final Building Plans. Any dispute between the parties as to the respective responsibility of Landlord and Tenant for any delay, and/or with respect to the length of such delay and additional cost to Tenant with respect thereto shall be resolved in accordance with Article 34 of the Lease.

        Section 36.3 In connection with Landlord's performance of the Landlord's Work, Tenant hereby acknowledges and agrees that:

                (A) Landlord shall have the right to perform or cause the performance of the Landlord's Work by itself or by any contractor(s) or subcontractor(s) selected by Landlord (including, but not limited to, any affiliate(s) of Landlord);

                (B) Landlord shall have the right to use, in the performance of the Landlord's Work, facilities, materials, equipment and supplies of a manufacturer, design, capacity, finish and color of the standard adopted by Landlord for the Building or as provided or specified by the Building Plans, provided, however, that Landlord shall have the right to substitute the same with facilities, materials, equipment or supplies of like type, quality and appearance; and

                (C) Landlord shall be permitted to take all materials and equipment into and upon the Premises that may be required for the performance of any portion of the Base Building Work and/or the Building Plans Work, respectively, without the same constituting an eviction or constructive eviction of Tenant, in whole or in part.

        Section 36.4    (A)     Unless Landlord or its contractor(s) or
subcontractor(s) shall otherwise elect, Landlord and its contractor(s) shall be required to perform all Landlord's Work only during Business Hours of Business Days.

                (B) It is understood that Landlord's and Tenant's contractors may at times be working in the Premises simultaneously. Landlord and Tenant agree that, in connection with the performance of their respective work, each of Landlord and Tenant shall cause the contractors of each to work harmoniously with the contractors of the other and each party shall use commercially reasonable efforts to cause its contractors not to impede the work being performed by the other's contractors, including, but not limited to, the storage of its tools and materials, and to otherwise cooperated with the other party's contractors. Landlord and Tenant agree to act reasonably to move any materials stored in the Premises in order to permit the expeditious

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continuation of Tenant's Work and/or Landlord's Work, as the case may be, and to minimize any interference. Notwithstanding the foregoing, until Landlord's Work has been substantially completed, Landlord's contractors shall have priority, but after the Commencement Date, Tenant's contractors shall have priority with respect to work in the Premises, except for work in the core of the Building, as to which Landlord's contractors shall continue to have priority.

                (C) From and after the Commencement Date, and subject to the provisions of this Section 36.10, Landlord shall allow Tenant's construction manager or general contractor (1) reasonable access to all floors of the Premises to perform Tenant's Initial Alterations on a 24 hour, 7 day a week basis by means of the Building hoist or the Building freight elevators, as designated by Landlord and as provided in this Lease, and (2) reasonable nonexclusive use of, and access to, staging areas in connection with the use of the Building hoist and the performance of Tenant's Initial Alterations. Any additional costs incurred by Landlord due solely and directly to Tenant's being provided access on a 24 hour/day, 7 day/week basis (rather than the hours set forth in Section 36.10) shall be borne by Tenant and shall be shared on a pro rata basis if Landlord or any other tenant is working at the same time.

                (D) Landlord and Tenant shall each designate a representative who shall serve as its representative during the performance of Landlord's Work and Tenant's Initial Alterations. Landlord's representative shall provide administration of Landlord's Work. Tenant's representative shall provide administration of Tenant's Initial Alterations. All communications to Landlord shall be directed by Tenant's representative to Landlord's representative and Tenant shall be responsible for such communications. All communications to Tenant shall be directed by Landlord's representative to Tenant's representative and Landlord shall be responsible for such directions. Landlord's representative, Landlord's construction manager, Tenant's representative and Tenant's construction manager or general contractor shall schedule and attend regular project meetings at the Building (or such other location as shall be mutually acceptable to all parties) with Tenant's architect, Tenant's project manager and other of Tenant's consultants, at such times as the parties shall mutually agree.

                (E) In the performance of the Landlord's Work and any other construction activity undertaken by or on behalf of Landlord at the Building and with respect to any work performed by or on behalf of any other tenant of the Building, Landlord shall (i) perform, or cause to be performed, such work with reasonable diligence and in a manner and at a time or times which are consistent with good construction and scheduling practices and which are designed to prevent unreasonable interference with the performance of the Tenant's Initial Alterations and the conduct of business by Tenant for the Permitted Use after Tenant commences its use and occupancy of the Premises, (ii) take reasonable care to safeguard the Premises, and (iii) promptly repair any damage caused by Landlord, its agents or contractors. In the performance of Tenant's Initial Alterations or other Alterations, Tenant shall (a) perform, or cause to be performed, such work with reasonable diligence and in a manner and at a time or times which are consistent with good construction and scheduling practices and which are designed to prevent unreasonable interference with the performance of Landlord's Work or other work being performed by Landlord or other tenants in the Building, (b) take reasonable care to safeguard the Premises, and (c) promptly repair any damage caused by Tenant, its agents or contractors.

                (F) Landlord shall use reasonable efforts to enforce for the benefit of Tenant all warranties and guaranties which Landlord receives or for which Landlord has the benefit with respect to the Landlord's Work and any other work which Landlord does and which in any way affects the Premises or the use and enjoyment thereof or otherwise inures to the benefit of Tenant.

        Section 36.5    (A)     Promptly after "substantial completion" of the
Building Plans Work and each Phase of the Base Building Work, respectively, Landlord shall provide Tenant with a written notice thereof (the "Substantial Completion of Work Notice"), which Substantial Completion of Work Notice shall include the date (the "Substantial Completion Date") on which Landlord shall have "substantially completed" the Building Plans Work and each phase of the Base Building Work, respectively, as hereinafter provided, and shall be certified by Landlord's architect and an officer of Landlord. If Tenant disputes that a Phase of the Base Building Work or the Building Plans Work, as the case may be, has been substantially completed on or before the Substantial Completion Date, Tenant shall give notice to that effect to Landlord (the

"Tenant's Repair Notice"), within fifteen (15) Business Days after the Substantial Completion of Work Notice, which Tenant's Repair Notice shall set forth in detail the items of work that Tenant believes have not been substantially completed. Any dispute as to whether a Phase of the Base Building Work or the Building Plans Work has been substantially completed shall be resolved by arbitration in accordance with Article 34 hereof. If it is resolved that the substantial completion of the Phase 1 Base Building Work occurred on a date other than the Substantial Completion Date fixed by Landlord in the applicable Substantial Completion of Work Notice, then the Commencement Date shall be adjusted accordingly. Landlord shall diligently proceed to complete or repair any incomplete item of Landlord's Work which has been cited by Tenant in Tenant's Repair Notice, including "punch list" items. If Landlord shall fail to diligently proceed to complete or repair any such incomplete or "punch list" item within thirty (30) days, Tenant shall have the right, but not the obligation, upon ten (10) days' prior notice to Landlord to complete or repair such incomplete or "punch list" item, if and to the extent such work is confined to the Premises and shall not affect the Structural Elements or any Building Systems. Tenant may offset the reasonable third party out-of-pocket costs incurred by Tenant in completing such items, plus interest thereon at Tenant's cost of funds, against the next due payments of Rent.

                (B) Landlord shall be deemed to have performed all of its obligations with regard to "substantial completion" of the Building Plans Work or a Phase of the Base Building Work, as the case may be, as of the Substantial Completion Date, unless Tenant provided a Tenant's Repair Notice in accordance with Section 36.5(A), except for latent defects and seasonal items of which Tenant notifies Landlord within one (1) year after the applicable Substantial Completion Date, for which Landlord shall be responsible.

        Section 36.6 Tenant hereby waives the provisions of any present or future law, statute or Legal Requirement which provide additional rights and remedies, Tenant hereby agreeing that the provisions of this Article 36 are in lieu thereof and shall govern and control to the maximum extent legally permissible.

        Section 36.7 Landlord represents that the Building shall be constructed in accordance with the terms and conditions of the Newport Development Project Phase II Construction Activities Remedial Plan, dated August 1995, and shall be maintained in accordance with the terms and conditions of the Newport Development Project Phase III Post Construction Remedial Plan, dated July 1995, both prepared for the Jersey City Redevelopment Agency by Dresdner Robin Environmental Management, Inc., and as the same may further modified, supplemented, amended or replaced (collectively, the "Newport Remedial Plan"). Tenant acknowledges that it has received a copy of the Newport Remedial Plan. Landlord also represents that all Landlord's Work shall be performed and constructed in accordance with the Jersey City, New Jersey Building Code and all applicable rules and regulations promulgated thereunder to the extent required (the "Code").

        Section 36.8 For purposes of this Lease, the terms "substantial completion", "substantially complete" or "substantially completed" shall mean, in the case of:

                (A) the Building Plans Work, that the Building Plans Work, or portions thereof shall have been completed substantially in accordance with the Building Plans listed on Schedule 1, as and if required including the completion of the construction of the Building's steel framework, facade, entryway, lobby area and roof, the installation of all outside windows, the installation of all Building Systems in operating condition ready to service the Premises, except, however, for (1) minor finishing, details of construction, decoration, mechanical adjustment or work, touch-ups and adjustments which do not materially interfere with Tenant's ability to enter the Building and utilize the lobby and elevators for reasonable access, ingress and egress to and from the Premises, or materially interferes with the progress of Tenant's Work, and
(2) the performance of any base premises or other improvement work in other tenants' premises in the Building, and

                (B) each Phase of the Base Building Work, that such Phase of the Base Building Work, or portions thereof, shall have been completed substantially in accordance with Schedule 2, as and if required, except, however, for minor finishing, details of construction, decoration, mechanical adjustment or work, touch-ups and adjustments which do not materially interfere with Tenant's ability to enter the Premises to commence the performance and/or to perform any of Tenant's Initial Alterations and/or otherwise use and/or occupy the Premises for the purposes as set forth in this Lease.

        Section 36.9    (A)     Subject to Landlord's performance of Landlord's
Work, Tenant shall accept possession of the Premises in the condition which shall exist on the Commencement Date "as is", and Tenant hereby acknowledges and agrees that Landlord shall have no responsibility or obligation to (1) perform or cause to be performed any work, (2) supply any materials, (3) incur any expenses, (4) make any installations, (5) assist Tenant in the preparation of Tenant's plans for the performance of the Tenant's Initial Alterations (the "Final Tenant's Plans") or to assist Tenant in filing the same with the Buildings Department and/or any other Legal Authorities in order to obtain all other necessary approvals and/or permits required by Tenant to prepare the Premises for Tenant's use and occupancy, and/or (6) to obtain any Buildings Department and/or any other governmental approvals and/or permits in order to prepare the Premises for Tenant's use and occupancy.

        Section 36.10 Landlord shall make available for Tenant's use its construction hoist on an as needed availability basis, subject to Landlord's use thereof and the use of ISO, at no cost to Tenant during normal construction hours (i.e., 8:00 A.M. to 3:30 P.M.) of each workday and at Landlord's actual cost for overtime use. If requested by Tenant, and ISO does not so request, Landlord will install an additional construction hoist, for Tenant's use, at Tenant's cost and expense. Tenant shall assume all liability and responsibility for the use and operation of the additional construction hoist and shall indemnify and hold Landlord harmless from losses, costs, liabilities and expenses resulting from such hoist and shall be responsible for the maintenance and repair of the second hoist and for insurance related thereto, which insurance coverage shall be reasonably satisfactory to Landlord.

        Section 36.11   (A)     Prior to the Commencement Date, and subject to
the applicable terms and conditions of this Lease, Tenant and its contractors shall have the right to enter the Premises for the purposes of taking measurements and examining field conditions at such times as Landlord shall reasonably determine. Tenant and its contractors shall not interfere with or delay the performance by Landlord or its contractors of the Landlord's Work or other work then being performed by Landlord in the Premises or elsewhere in the Building.

                (B) Tenant shall have the right, subject to the provisions of Article 4 hereof and to such reasonable conditions as Landlord may impose, to have access to areas of the Building outside the Premises as necessary for the performance of electrical work that is part of Tenant's Initial Alterations.

                                   ARTICLE 37

                                  MISCELLANEOUS

        Section 37.1 As a further inducement to Landlord to enter into this Lease with Tenant, Tenant hereby agrees that with respect to the service of a notice upon Tenant by Landlord in any proceeding commenced by Landlord against Tenant under the property laws of the State of New Jersey, to the fullest extent legally permissible, service of such notice in any such proceeding shall be effective if made upon Tenant at the Premises, irrespective of the fact that Tenant's principal office or principal place of business, or any other office or place of business of Tenant may be located at a place other than the Premises.

        Section 37.2 This Lease shall be deemed to have been jointly prepared by both of the parties hereto, and any ambiguities or uncertainties herein shall not be construed for or against either of them. Further, Landlord and Tenant agree that this Lease incorporates the full agreement between the parties and that all prior drafts of this document irrelevant and superceded by this Lease.

        Section 37.3 All understandings and agreements heretofore made between the parties hereto are merged in this Lease, which alone fully and completely expresses the agreement between Landlord and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part, unless such executory agreement is in writing and signed by the parties.

        Section 37.4 The captions in this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof.

        Section 37.5 If Tenant is a partnership (or is comprised of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two
(2) or more persons, individually and as co-partners of a partnership) pursuant to Article 12 (any such partnership and such persons are called, in this Section 37.5, the "Partnership Tenant"), the following provisions shall apply to such Partnership Tenant: (A) the liability of each of the parties comprising Partnership Tenant shall be joint and several; (B) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by (1) any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord, (2) any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (3) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or any of the parties comprising Partnership Tenant; (C) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed; and (D) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand by Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement, in form satisfactory to Landlord, wherein each such new partner shall assume performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subsections (A), (B) and (C) of this Section 37.5.

        Section 37.6 In no event may Tenant record this Lease and any such recordation shall be deemed an Event of Default hereunder. However, after the full execution and unconditional delivery hereof, either party may elect to record a memorandum in the form attached hereto as Exhibit F, in which event the other party shall join in the execution of such memorandum. Landlord shall prepare such memorandum. The requesting party shall pay all costs of recordation. Upon expiration or early termination of this Lease, Tenant shall execute a Termination of Lease in recordable form, which obligation shall survive the expiration or termination of this Lease.

        Section 37.7 If any provisions of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of the Lease (including the remainder of such provisions) and the application thereof to the persons or circumstances shall not be affected thereby.

        Section 37.8 Landlord and Tenant hereby agree that TIME SHALL BE DEEMED OF THE ESSENCE as to the observance, performance and/or enforcement of the terms and provisions of this Lease.

        Section 37.9 This Lease shall be governed and construed in accordance with the laws of the State of New Jersey, without giving effect to the principles of conflicts of laws.

        Section 37.10 The person executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed partnership and is duly qualified or authorized to do business in the State of New Jersey, that the undertaking of this Lease has been duly authorized by Tenant, that the corporation executing this Lease on behalf of Tenant, as its general partner, is duly incorporated, and such person executing this Lease on behalf of the general partner is an officer of such corporation, that the execution of this Lease has been duly authorized by the general partner, and that such person is duly authorized to execute, acknowledge and deliver this Lease to Landlord.

        Section 37.11 This Lease is offered for signature by Tenant and it is understood that this Lease shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

        Section 37.12 If more than one person executes this Lease as Tenant, each of them understands and hereby agrees that the obligations of each of them under this Lease are and shall be joint and several, that the term "Tenant", as used in this Lease, shall in such event mean and include each of them jointly and severally, and that the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease (including without limitation, any renewal, extension, expiration, termination or modification of this Lease) shall be binding upon each and all of the persons executing this Lease as Tenant, with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

        Section 37.13 The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this Lease, their assigns.

                                   ARTICLE 38

                                GUARANTY OF LEASE

        The effectiveness of this Lease is expressly conditioned upon Landlord's receipt of an original counterpart of a guaranty in form and substance identical to the guaranty of lease annexed hereto as Exhibit G and made a part hereof (the "Guaranty"), properly executed by authorized officials of Knight-Trimark Group, Inc. (the "Guarantor"), in favor of Landlord and guaranteeing the due observance and performance of Tenant's obligations under this Lease, on a joint and several basis.

                                   ARTICLE 39

          TENANT'S NON-EXCLUSIVE RIGHT TO USE A PORTION OF THE EXISTING BUILDING'S ROOF; TENANT'S RIGHT TO THE USE OF THE ROOF OF THE
                                      ANNEX

        Section 39.1    (A)     Tenant shall have the non-exclusive right to
utilize Tenant's pro-rata share of the portion of the roof of the Existing Building as shown by hatching on the plan of the Existing Building's roof annexed hereto as Exhibit J and made a part hereof (the "Approved Satellite Dish Area"), to install an Antenna on the roof of the Existing Building, for use in connection with Tenant's business operations to be conducted in the Premises as part of the Permitted Uses (the "Installation"), provided that, and so long as
(1) Tenant shall then be using the Premises for the Permitted Use, (2) no Event of Default shall then have occurred and be continuing, and (3) (a) where the Antenna is a dish antenna, Tenant shall pay Landlord, as Additional Rent, an annual license fee in the amount of $3,000 per foot of the diameter of such dish, in equal monthly installments of $250 per diameter foot, at the time of Tenant's payment to Landlord of Fixed Rent hereunder, and (b) where the Antenna is a "whip" antenna or other small, similar antenna, Tenant shall pay Landlord, as Additional Rent, an annual license fee of One Dollar ($1) per annum payable on the Rent Commencement Date and each anniversary thereof. All equipment installed by Tenant on the roof of the Existing Building including any Antenna shall (i) be shown on plans specifying with reasonable specificity the portion of the Existing Building's roof and other germane information, which plans shall be subject to Landlord's prior approval, not to be unreasonably withheld, (ii) be in compliance with all Legal Requirements, (iii) unless otherwise permitted herein, not be enclosed, (iv) not interfere with the use of the roof by other tenants, and (v) not exceed the floor load of the roof. The Approved Satellite Dish Area shall permit uninterrupted reception and transmission for the Antenna.

                (B) The specific terms and conditions governing the installation and operation of the Antenna Installation are set forth on Exhibit H annexed hereto and hereby made a part hereof. Other than set forth on Exhibit H, the Antenna Installation shall be governed by all of the terms, provisions and conditions of this Lease.

        Section 39.2    (A)     (1)     Tenant has advised Landlord that Tenant
        intends to install, and Landlord hereby permits Tenant to install up to four (4) 2000 KW generators that fit into the EPS Generator Enclosure (the "EPS Generator"), together with associated equipment therefor, including a motor, fuel oil transfer pumps and 2,000 KW load bank (collectively, the "Equipment"), required for an uninterrupted emergency power supply ("EPS") to the Premises. Tenant shall also have the right to install a 10,000 gallon fuel tank (the "Fuel Tank") in an area outside of the Building designated by Landlord at grade level (the "Fuel Tank Location"). Such installation shall be in accordance with all Environmental Laws and other Legal Requirements. The EPS Generator and the Equipment are collectively called the "EPS Generator Installation", and shall be installed in the locations and on the terms and provisions as hereinafter set forth. Tenant shall place its UPS battery systems in the storage area within the Annex portion of the Premises.

                        (2)     (a)     The EPS Generator shall be installed by
        Tenant on the roof of the Annex in the approximate area as shown on the roof plans for the Building annexed to this Lease as Exhibit J and made a part hereof with the notation "EPS GENERATOR LOCATION" (the "EPS Generator Location"). Landlord shall, at Tenant's sole cost and expense, construct a Building-standard enclosure consisting of one (1) level with a roof enclosure (but with one wall left open), in which Tenant will install the EPS Generator, and will reinforce the roof of the Annex as necessary, to provide support for the EPS Generator and the EPS Generator Enclosure. After the EPS Generator has been installed in this Building-standard enclosure, Landlord will, at Tenant's sole cost and expense, complete the enclosure in a manner consistent with the materials comprising the balance of the enclosure (such enclosure is hereinafter called the "EPS Generator Enclosure"). Landlord shall install the Fuel Tank in the Fuel Tank Location and construct a fence or other enclosure surrounding the Fuel Tank at Tenant's sole cost and expense.

                                (b) Tenant shall be completely responsible, during the Term of this Lease for the maintenance, repair and replacement, if necessary, of, and all security for the EPS Generator Enclosure, and for compliance with all Legal Requirements, including all Environmental Laws, regarding the EPS Generator located in the EPS Generator Enclosure. The EPS Generator Enclosure shall be deemed to be Landlord's property for all purposes of this Lease, and shall be surrendered to Landlord at the Expiration Date, in good condition.

                        (3) On the Expiration Day of this Lease, Landlord shall have the right on ninety (90) days notice to Tenant, to require that Tenant remove the Fuel Tank or to leave it in place. If Tenant is obligated to remove the Fuel Tank and if Tenant fails to do so, Landlord shall deem it abandoned and may remove it and charge the cost of removal of same to Tenant.

                        (4)     (a)     Tenant shall have the right to install a
        below grade fuel oil pipe from the Fuel Tank under the curtain wall of the Annex through the Annex to the EPS Generator. Such fuel pipe shall be installed, maintained, repaired and replaced (as necessary) by Tenant, at Tenant's sole cost and expense during the Term of this Lease, in compliance with all Environmental Laws and Legal Requirements and shall be encased, as required by Legal Requirements and Insurance Requirements. The aforesaid fuel oil pipe, as so encased, is called the "EPS Generator Fuel Pipe".

                                (b)     Tenant hereby agrees that its
        responsibility for the EPS Generator Fuel Pipe shall include indemnification to Landlord for injuries or damage to person or property which may result form the installation and operation of the EPS Generator Fuel Pipe. Tenant shall be completely responsible for all security regarding the EPS Generator Fuel Pipe, except for emergency access to the Fuel Tank Location and the EPS Generator Fuel Pipe by Landlord or other tenants in the Building to the extent permitted hereunder.

                                (c) Tenant shall remove the EPS Generator Fuel Pipe on the Expiration Date of this Lease.

                (B) The specific terms and conditions governing the installation and operation of the EPS Generator Installation are set forth on
Exhibit I annexed hereto and hereby made a part hereof. Other than as set forth on Exhibit I, the use of the EPS Generator Location shall be governed by all of the terms, provisions and conditions of this Lease.

        Section 39.3 Landlord has advised Tenant that ISO has the right, under its lease, to connect ISO's emergency generator to the Building's cooling tower and auxiliary equipment. Subject to ISO's right to connect its emergency generator to the Building's cooling tower and auxiliary equipment, Tenant may connect its emergency generator to the Building's cooling tower and auxiliary equipment, in which event Landlord shall direct ISO to reprogram or redirect ISO's generator connections to cause condenser water to flow from the Building's cooling tower to the A/C System in the event of a power failure. Tenant shall pay ISO for its pro rata share of such condenser water usage to the extent thereof, which such usage cost, if any, shall include a pro rata share of the capital costs for the installation of ISO's generator connections. If Tenant connects the EPS Generator to the cooling tower and auxiliary equipment to supply condenser water to the A/C System, Tenant shall pay the costs of Landlord furnishing such condenser water.

        Section 39.4 Landlord agrees that it shall not grant any rights to use the space located on the roof of the Annex to anyone other than Tenant and that Tenant shall have the exclusive right to use the roof of the Annex. Tenant shall not assign such right to, or suffer the use of the Annex by, any party other than Tenant's permitted subtenants. Tenant may use the roof of the Annex for the installation of equipment used in connection with the operation of the Premises, including for dry coolers and exhaust. Such installation shall be subject to the provisions of Article 4 hereof and shall be considered both a Structural Alteration and a Specialty Alteration. Such installations shall be in compliance with all applicable Legal Requirements, shall not exceed the floor load of the roof, and shall be performed so as not to invalidate any warranties running to Landlord with respect to the roof. Tenant shall provide Landlord with access to the roof of the Annex, as may be required by Landlord, from time to time, during the Term. Tenant shall maintain security on the roof of the Annex and with respect to access from such roof to the Premises, and hereby agrees that Landlord shall have no responsibility with respect thereto, except as a result of Landlord's gross negligence or willful misconduct.

                IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease as of the day and year first above written.

                                      LANDLORD:

                                      NEWPORT OFFICE CENTER IV CO., LLC, a New
                                       Jersey limited liability company

                                      BY:NEWPORT NOC IV REALTY CO., INC., a New
                                          Jersey corporation, a member

                                      By:
                                         --------------------------------------
                                         Richard S. LeFrak,
                                         President

                                      TENANT:

                                      KNIGHT SECURITIES, L. P.,
                                       a Delaware limited partnership

                                      By:
                                         --------------------------------------
                                         Robert I. Turner,
                                         Executive Vice President

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

                I CERTIFY that on May 11, 2000, Robert I. Turner personally came before me and this person acknowledged under oath, to my satisfaction, that this person:

                (a)     is named in and personally signed this document; and

                (b) signed, sealed and delivered this document as his act and deed.

                                            ------------------------------------
                                                        Notary Public

                                    EXHIBIT A

                  FIRST FLOOR PLAN OF THE EXISTING BUILDING AND
                           FLOOR PLANS OF THE PREMISES

..    Show Premises as cross-hatched area.

                                    EXHIBIT B

                               FIXED RENT SCHEDULE

RENTAL PERIOD                                     FIXED RENTAL AMOUNT
-------------                                     -------------------

From the Rent Commencement Date
to the date immediately preceding the             $6,814,627.77 per annum,
fifth (5th) anniversary of the Rent Commencement    payable $567,885.65 monthly;
Date (the "First Rental Period")

From the fifth (5th) anniversary of the Rent      $7,347,293.77 per annum,
Commencement Date to the date immediately           payable $612,274.48 monthly;
preceding the tenth (10th) anniversary of the Rent Commencement Date (the "Second
Rental Period")

From the tenth (10th) anniversary of the Rent     $8,941,655 per annum,
Commencement Date to the date                       payable $745,137.91 monthly;
immediately preceding the fifteenth (15th) anniversary of the Rent Commencement Date
(the "Third Rental Period")

From the fifteenth (15th) anniversary of the      $9,474,321 per annum,
Rent Commencement Date to the Expiration            payable $789,526.75 monthly.
Date (the "Fourth Rental Period")

Fixed Rent for the Renewal Term shall be as set forth and determined in accordance with the terms and provisions of Article 2 of this Lease. The First Rental Period, the Second Rental Period, the Third Rental Period and the Fourth Rental Period are each individually referred to herein as a "Rental Period" and are collectively referred to herein as the "Rental Periods".

                                    EXHIBIT C

                      CLEANING SPECIFICATIONS AND SCHEDULE

        The following are the specifications for cleaning the office portion of the Premises. Landlord shall not be responsible for cleaning other portions of the Premises, including, without limitation, those used for storage, a trading floor, a computer center, a fitness center, or for the storage, preparation, service or consumption of food.

1.      NIGHTLY

        (1) Empty ashtrays and damp wipe clean. Screen all sand urns, if applicable.

        (2) Empty all waste and recycling containers and transport trash and recycled materials to collection areas; Tenant must comply with Building recycling procedures including insuring the deposit of all waste and recycled materials in properly marked and designated receptacles.

        (3) Wash and sanitize all waste and recycling containers, as required.

        (4) Wipe wood, metal, glass and plastic laminated office furniture surfaces clean of dust, dirt and smudges, including counters, railings, exposed tops of files, bookcases, shelves, sills, ledges and other low items; paper and folders on desk areas will not be removed or disturbed.

        (5) Wash, clean and sanitize all water fountains and/or water coolers.

        (6)     Vacuum clean all carpeted areas.

        (7) Sweep tile, raised flooring, and other floor surfaces, and remove any black heel marks.

        (8) Remove fingerprints, dirt, smudges, graffiti, and like items if grime from all glass doors, frames, glass partitions, light switch covers, walls, elevator call buttons, elevator door jams and doors.

        (9)     Wipe telephone mouthpiece and receiver with disinfectant.

        (10) Remove all gum and foreign matter from all floors, walls and partitions.

        (11) Vacuum carpet/mop floor in all elevator lobby areas and spot clean, as necessary.

(2)     WEEKLY

        (1) Dust all high areas, including but not limited to, picture frames, charts, graphs and similar wall hangings not reached during nightly cleaning.

        (2)     Dust inside of all door jambs.

        (3)     Vacuum available open floor area and under desks.

        (4) Dust chair legs and bases of all furniture, door frames, and like items.

        (5)     Dust and clean fire extinguishers and thermostats, as required.

        (6)     Dust and clean all vinyl bases.

        (7)     Wipe and clean all metal, polished chrome and bright work.

        (8) Clean, spray and buff all Building-standard resilient and/or composite tile floors.

        (9) Machine buff wood, terrazzo or other stone floors using manufacturer's recommended procedures.

3.      MONTHLY

        (1)     Clean and polish conference tables.

        (2)     Thoroughly dust all Building-installed blinds.

        (3)     Vacuum all fabric wall and/or partition covering.

        (4) Clean and vacuum heating, ventilating and air-conditioning supply and return grills and surrounding ceiling tiles.

4.      QUARTERLY

        (1)     Damp wipe the exterior of all lighting fixtures.

        (2) Perform high dusting (i.e., door sash, tops of partitions, shelving ledges, etc., over seventy inches (70").

        (3) Power scrub or otherwise recondition all hard covered flooring to provide a level of appearance equivalent to a completely refinished floor.

5.      ANNUALLY

        (1)     Thoroughly wash/clean all Building-installed blinds.

                             CLEANING SPECIFICATIONS
                              ALL PUBLIC RESTROOMS

1.      DAILY

        (1) Scour, wash and disinfect all toilet seats (both sides), basins, bowls, urinals (including underside of fixtures) and tile walls near urinals and sinks throughout. Wipe clean all chrome plated plumbing fixtures, including flush rings, drains and overflow outlets. No abrasive or caustic chemicals shall be used; all finishes shall be shining and unstreaked.

        (2) Replenish toilet supplies in containers, including paper towels, toilet paper, hand soap, sanitary containers and wipe clean all such containers. Materials/supplies to be approved by Landlord's managing agent or property manager and supplied by contractor.

        (3) Clean and polish all mirrors, powder shelves, glass, bright work and enamel surfaces.

        (4) Sweep and wet mop floors using disinfectant. Soap floor using clean solution.

        (5)     Spot clean doors, partitions and walls.

        (6) Empty all sanitary disposal receptacles and clean the same inside and out with approved disinfectant and replace liners of all such receptacles.

        (7)     Wipe clean all doors, switch plates, kick plates, handles.

        (8) Remove all graffiti from any surface or report same to supervisor if special attention is necessary.

        (9)     Remove finger marks from painted surfaces.

        (10)    Report any mechanical malfunction to supervisor.

        (11)    Clean all thresholds.

        (12)    Pour nightly mop water and disinfectant down floor drains.

2.      WEEKLY

        (1)     Clean air supply and exhaust grills.

        (2) Machine scrub floors as required with approved germicidal detergent solution.

        (3)     Wash all restroom partitions and doors streak free.

        (4)     Dust and clean light fixtures.

3.      MONTHLY

        (1)     Wash all walls and washable ceilings streak free.

        (2) Wash interior and exterior of all waste containers, leaving no streaks or smudges.

                                    EXHIBIT D

                   VENTILATED/COOLED AIR PERFORMANCE CRITERIA

        The output of the equipment for each System described in Article 24 of this Lease shall, for the Existing Building, provide at the plenum of the particular equipment conditioned air capable, during Business Hours of Business Days, of satisfying the following performance criteria:

        (a)  Temperature and Humidity Performance Criteria:

             (i)   Summer: Outside Air: Dry bulb 94DEG.F. d.b.
                                        Wet bulb 75DEG.F. w.b.
                           Inside Air:  Dry bulb 74DEG.+/-2F. d.b.

             (ii)  Winter: Outside Air: Dry bulb 10DEG.F. d.b.
                            Inside Air: Dry bulb 70DEG.F. d.b. +/- 2DEG.F d.b.

        (b)  Cooling Load Criteria:

             (i) Tenant light and power load: 6.0 watts demand per usable square foot.
             (ii)  Population: 1 person per 100 per usable square feet.
             (iii) Solar and transmission loads.

        (c)  At all times the Premises is occupied:

             (i)   Minimum outside air - .20cfm/per usable square foot.
             (ii)  Minimum air circulation - 1cfm/per usable square foot.

        Tenant shall be required to properly use shading devices (venetian blinds or shades) to insure that the above standards can be effectuated by the equipment of each system.

        Landlord shall not be required to operate the systems described in
Article 24 of this Lease to meet and maintain the above criteria if such operation would be contrary to or in violation of any Legal Requirement of any Legal Authority.

                                    EXHIBIT E

                              RULES AND REGULATIONS

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors, halls or other common areas of the Property shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. Only hand trucks equipped with rubber tires and safeguards shall be used by Tenant, jobbers and others in all space(s), public hall(s) or common area(s) of the Property in the delivery or receipt of merchandise.

2.   Intentionally Omitted.

3. The water and wash closets and plumbing fixtures in the Building shall not be used for any purposes other than those for which they were designed or constructed.

4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere, in any way, with other tenants or those having business therein.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or the Building, or on the inside of the Premises if the same is visible from the outside of the Premises, without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the Premises and in the elevator lobby area of each floor of the Premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability and may charge the expense incurred by such removal to Tenant, and Tenant shall pay the same promptly, as additional rent hereunder. Signs on exterior doors visible from common areas and directory tablet shall be inscribed, painted or affixed for Tenant by Landlord, at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

6. Tenant shall not mark, paint, drill into, or in any way deface any part of the Premises or the Building, provided, however, that Tenant shall have the right to hang pictures, shelving and other similar items within the Premises. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water; the use of cement or other similar adhesive material being expressly prohibited.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Premises only on the freight elevators and through the Building's service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or this Lease.

8. Landlord reserves the right to exclude from the Building, during non-Business Hours and on non-Business Days, all persons who do not present a Building pass signed by Landlord or Landlord's managing agent. Landlord or Landlord's managing agent will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Landlord for all acts of such person.

9. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of Landlord and/or the Building, or its desirability as a building for retail and office use, and upon written notice from Landlord, Tenant shall refrain from, and shall discontinue, such advertising.

10. Tenant shall not bring or permit to be brought or kept in or on the Premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or any hazardous substance or material, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the Premises.

11. Tenant shall not place a load on any floor of the Premises exceeding the floor load per square foot area which it was designed to carry and which is permitted by Legal Requirements. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant's expense in setting sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance.

                                   EXHIBIT E-1

                        CONSTRUCTION RULES AND PROCEDURES

1. A complete list of all trades and subcontractors will be given to the Building office prior to the commencement of work. Entry will be given to only those trades on the list.

2. Tenant will authorize in writing to the Building office, the names of individuals who may contract for chargeable services (porter service, elevators, standby engineer).

3. Freight car service is available from 8:00 AM to 6:00 PM Monday through Friday on an as available basis. The freight car is available for a charge between the hours of 6:00 PM to 8:00 AM daily and 1:00 PM Saturday to 8:00 AM Monday, at the hourly charge set forth on Schedule 3, subject to adjustment as provided in subsection 24.1 B (5) (b) and Section 24.7 of this Lease.

4.   Only Building employees are permitted to operate the freight elevator.

5. The ceiling hatch of the freight car will not be opened without prior arrangements with the Building office.

6. During all demolition, cutting or burning a Building engineer will be required for standby at the hourly rate set forth of Schedule 3, subject to adjustment as provided in Section 24.7 of this Lease.

7. No electrical or electronic trades are allowed to work on any portion of the Building fire alarm system except those designated by Landlord at the time of construction.

8. Any fire alarm components that are damaged during construction are to be repaired immediately at the Tenant's sole cost.

9. Any proposed changes or additions to the fire alarm system must have the prior consent of Landlord, which consent shall be provided by Landlord as set forth in Article 4 of this Lease in the manner required for Structural Alterations.

10. No demolition will be allowed during the hours of 8:00 AM to 6:00 PM Monday through Friday.

11. All construction bins and rolloffs are to be kept on the street in areas designated by Landlord or in the Premises and not the loading dock at any time.

12. Any summons received due to construction debris on the street or sidewalk will be the responsibility of Tenant to pay and/or discharge.

13. The loading dock is to be used for deliveries and pick-ups only. No parking by trades will be allowed either in the loading dock or other areas of the Building.

14. No trades, material, ladders etc. are permitted on the passenger cars at any time.

15. Corridors and vestibules between fire stairs are to be kept clear of construction material and debris at all times.

16. Tenant will notify the Building office, in writing, of the individuals or trades working in the Building after 6:00 PM or on weekends.

17. The use of jack hammers or impact drills are prohibited during Business Hours (8:00 AM - 6:00 PM) Monday - Friday.

18.  Core boring or slab cutting is not allowed during Business Hours.

19. Restoration of other tenants' premises as a result of construction must be made promptly.

                                      E-1-1

20. Electrical shutdowns affecting other tenants will not be allowed during Business Hours and will require one week prior notice.

21. Protection must be installed over carpeting, VCT, and walls on multi tenant floors.

22.  At no time will electric closets be chained shut.

23. Existing doors closing off elevator lobbies must be retained throughout the demolition process. If none exist on full tenant floors, plastic sheeting is to be installed in lieu of doors.

24. All deliveries during construction must be scheduled with Landlord in order to use the construction lift and or building freight elevator.

25. All locks must be master keyed to the Grand Master, Floor Master and change key.

                                      E-1-2

                                    EXHIBIT F

                           FORM OF MEMORANDUM OF LEASE

        THIS MEMORANDUM OF LEASE is entered into as of the day of May, 2000, by and between NEWPORT OFFICE CENTER IV CO., LLC, a New Jersey limited liability company, having an address at 97-77 Queens Boulevard, Rego Park, New York 11374 ("Landlord"), and KNIGHT SECURITIES, L. P., a Delaware limited partnership, having an address at 545 Washington Boulevard, Jersey City, New Jersey 07310 ("Tenant").

        1. Pursuant to an Agreement of Lease (the "Lease") executed by Landlord and Tenant, dated May ____, 2000, Landlord has leased to Tenant certain Premises which are part of the building located at 545 Washington Street, Jersey City, New Jersey, more particularly described in Exhibit A attached hereto and made a part hereof by reference.

        2. The term of the Lease shall commence on the Commencement Date set forth in the Lease and shall expire upon the expiration of the twentieth (20th) Lease Year as determined by the provisions of the Lease.

        3. Tenant has an option to extend the term of the Lease for two (2) periods of five (5) years each, on the same terms and conditions as stated in the Lease.

        4. This Memorandum of Lease is subject to all of the terms, conditions and understandings set forth in the Lease, which are incorporated herein by reference and made a part hereof, as though copied verbatim herein. In the event of a conflict between the terms and conditions of this Memorandum of Lease and the terms and conditions of the Lease, the terms and conditions of the Lease shall prevail.

        5. This Memorandum may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

        EXECUTED as of the date first written above.

                          NEWPORT OFFICE CENTER IV CO., LLC,
                          a New Jersey limited liability company
                          By: NEWPORT NOC IV Realty Co., Inc., a New Jersey corporation, a member

                          By:
                              -----------------------------------------
                               Richard S. LeFrak, President

                          KNIGHT SECURITIES, L. P., a Delaware limited partnership

                          By: Knight Securities General, Inc., a ____________ corporation, general partner

                          By:
                              -----------------------------------------
                               Robert Turner,
                               Executive Vice President

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )

        I CERTIFY that on May _____, 2000, Richard S. LeFrak personally came before me and this person acknowledged under oath, to my satisfaction, that:

        (a) this person signed, sealed and delivered the attached document as
(Vice) President of the corporation named in this document;

        (b) the proper corporate seal was affixed;

        (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.

                                        ---------------------------------
                                                  Notary Public

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )

        I CERTIFY that on May _____, 2000, Robert Turner personally came before me and this person acknowledged under oath, to my satisfaction, that:

        (a) this person signed, sealed and delivered the attached document as
(Vice) President of the corporation named in this document;

        (b) the proper corporate seal was affixed;

        (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.

                                        ---------------------------------
                                                  Notary Public

                        EXHIBIT A TO MEMORANDUM OF LEASE

                                LEGAL DESCRIPTION

                                    EXHIBIT G

                                FORM OF GUARANTY

        IN CONSIDERATION OF, and as an inducement for the granting, execution and delivery of the Agreement of Lease, dated as of May ___, 2000 (the "Lease"), by NEWPORT OFFICE CENTER IV CO., LLC, a New Jersey limited liability company, with an address c/o LeFrak Organization, Inc., 97-77 Queens Boulevard, Rego Park, New York 11374, Landlord therein named ("Landlord", which term shall be deemed to include the named Landlord and its successors and assigns) to Knight Securities, L. P., a Delaware limited partnership, Tenant therein named ("Tenant", which term shall be deemed to include the named Tenant and its successors and assigns), and in further consideration of the sum of One ($1.00) Dollar and other good and valuable consideration paid by Landlord to the undersigned, the receipt and sufficiency of which are hereby acknowledged, the undersigned, KNIGHT - TRIMARK GROUP, INC., a Delaware corporation, with an address at 525 Washington Boulevard, Jersey City, New Jersey 07310 ("Guarantor", which term shall be deemed to include the named Guarantor and its successors and assigns), hereby guarantees, absolutely and unconditionally, to Landlord the full and prompt payment of all Rent (as such term is defined in the Lease) (including, without limitation, Landlord's legal expenses and attorneys' fees and disbursements to which it is entitled under the Lease) payable by Tenant under the Lease, and hereby further guarantees the full and timely performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant; and Guarantor hereby covenants and agrees to and with Landlord that if default shall at any time be made by Tenant in the payment of any Rent, or if Tenant should default or be deemed in default under the Lease in the performance and observance of any of the terms, covenants and conditions contained in the Lease, Guarantor shall and will forthwith faithfully pay such Rent and/or perform and fulfill all of such terms, covenants and conditions and will forthwith pay to Landlord all damages to which Landlord is entitled under the terms of the Lease that may arise in consequence of any such default by Tenant under the Lease, together with all reasonable attorneys' fees and disbursements incurred by Landlord in the enforcement of this Guaranty.

        This Guaranty is an absolute and unconditional guaranty of payment (and not of collection) and of performance. The liability of Guarantor is primary, is co-extensive with that of Tenant and any other guarantor of Tenant's obligations under the Lease and this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceeding on Landlord's part of any kind or nature whatsoever against Tenant or any other guarantor and without the necessity of any notice of nonpayment, nonperformance or nonobservance or of any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives. To the extent that Tenant's liability under the Lease is reduced or discharged by mutual agreement with Landlord (other than following Tenant's insolvency or bankruptcy), then so shall Guarantor's liability hereunder. Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the terms, covenants and conditions of the Lease, or (b) any nonliability of Tenant under the Lease by insolvency, discharge in bankruptcy, or any other defect or defense which may now or hereafter exist in favor of Tenant.

        This Guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall in no way be affected, modified or diminished by reason of (a) any assignment (by Landlord or Tenant), renewal, modification, amendment or extension of the Lease or sublease of all or part of the Premises, or (b) any modification or waiver of or change in any of the terms, covenants and conditions of the Lease by Landlord and Tenant, or (c) any extension of time that may be granted by Landlord to Tenant, or (d) any consent, release, indulgence or other action, inaction or omission under or in respect of the Lease or any other guaranty, or (e) any dealings or transactions or matter or thing occurring between Landlord and Tenant, or (f) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Tenant or any other guarantor, whether or not notice thereof or of any thereof is given to Guarantor, or (g) any change in the relationship between Guarantor and Tenant. Notwithstanding anything to the contrary herein contained, with the exception of the matters described in clause (f) above, Landlord shall have no greater rights against Guarantor than it would have against Tenant or Tenant's successors or assigns and the liability of Guarantor shall be co-extensive with that of Tenant and Tenant's successors or assigns.

        Should Landlord be obligated by any bankruptcy or other law to repay to Tenant or to Guarantor or to any trustee, receiver or other representative of either of them, any amounts previously paid, this Guaranty shall be reinstated in the amount of such repayments. Landlord shall not be required to litigate or otherwise dispute its obligations to make such payments if it in good faith believes that such obligation exists.

        No delay on the part of Landlord in exercising any right, power or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        This Guaranty represents the entire agreement of Guarantor and Landlord with respect to the subject matter hereof and there are no promises, agreements, representations, warranties or undertakings with respect to this Guaranty, the Lease of the Building (as such term is defined in the Lease) except as set forth herein or in the Lease. No waiver or modification of any provision of this Guaranty nor any termination of this Guaranty shall be effective unless in writing, signed by Landlord; nor shall any such waiver be applicable except in the specific instance for which given.

        All of Landlord's rights and remedies under the Lease and under this Guaranty or any other guaranty, now or hereafter existing at law or in equity or by statute or otherwise, are intended to be distinct, separate and cumulative and no exercise or partial exercise of any such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

        Guarantor agrees that whenever at any time or from time to time Guarantor shall make any payment to Landlord or perform or fulfill any term, covenant or condition hereunder on account of the liability of Guarantor hereunder, Guarantor will notify Landlord in writing that such payment or performance as the case may be, is for such purpose. No such payment or performance by Guarantor pursuant to any provision hereof shall entitle Guarantor by subrogation or otherwise to the rights of Landlord to any payment by Tenant or out of the property of Tenant, except after payment of all sums and fulfillment of all covenants, terms, conditions or agreements to be paid or performed by Tenant under the Lease.

        Guarantor shall be deemed to be in default under this Guaranty and Tenant shall be deemed in default under the Lease if:

                (i) Guarantor shall make any assignment for the benefit of creditors, or pursuant to an order, judgment or decree entered by any court of competent jurisdiction, or

                (ii) a receiver, trustee or liquidator of Guarantor or of all or substantially all of the assets of Guarantor shall be appointed, or

                (iii) Guarantor shall be adjudicated a bankrupt or insolvent, or

                (iv) a petition seeking reorganization of Guarantor or an arrangement with creditors or a petition to take advantage of any insolvency law shall be approved, unless, however, a substitute guarantor satisfactory to Landlord shall, simultaneously with such event of default by Guarantor, execute and deliver to Landlord a guaranty in the same form as this Guaranty.

        Guarantor agrees that it will, at any time and from time to time, within ten (10) business days following written request by Landlord, execute, acknowledge and deliver to Landlord a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modification). Guarantor agrees that such certificate may be relied on by anyone holding or proposing to acquire any interest in the Premises (as such term is defined in the Lease) or the

Building from or through Landlord or by any mortgagee or prospective mortgagee of the Premises or Building or of any interest therein.

        As a further inducement to Landlord to make and enter into the Lease and in consideration thereof, Landlord and Guarantor covenant and agree that in any action or proceeding brought on, under or by virtue of this Guaranty, Landlord and Guarantor shall and do hereby waive trial by jury. Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State of New Jersey.

        The person executing this Guaranty on behalf of Guarantor warrants and represents to Landlord that he has the authority and Guarantor has the legal right and capacity to execute this Guaranty. In the event that this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, then Guarantor shall be deemed to be a Tenant under the Lease with the same force and effect as if Guarantor were expressly named as a joint Tenant therein.

        This Guaranty shall be binding on and inures to the benefit of the successors and assigns to the parties hereto. As used herein, the term "successors and assigns" shall be deemed to include, but shall not be limited to, the heirs, executors and legal representatives of Guarantor. If there is more than one Guarantor, the liability hereunder shall be joint and several. All terms and words used in this Guaranty, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

        Any notice, demand or request by Landlord or Guarantor shall be in writing, and shall be deemed to have been duly given or made if either delivered by hand (against a signed receipt), sent by certified or registered mail (return receipt requested), by nationally recognized overnight courier, or by facsimile transmission with a copy sent simultaneously by nationally recognized overnight courier, addressed to Guarantor or Landlord, whichever is applicable, at the address for each such party set forth above, in the case of Landlord with a copy to Squire, Sanders & Dempsey L.L.P., 350 Park Avenue, New York, New York 10022,
Attention: Arnold S. Lehman, Esq. Notices shall be deemed to have been duly rendered or delivered on the date when the same shall have been hand delivered, three (3) business days after the same shall have been mailed as herein provided, on the date of delivery by overnight courier, or if by facsimile transmission, the date of the confirmed transmission. Any party may change its notice address by notice given to the other party in accordance with this notice provision.

        If Tenant holds over beyond the term of the Lease, the obligations of Guarantor shall extend and apply to such holdover tenancy.

        If any provision of this Guaranty, or the application thereof to any person or circumstance, shall be to any extent held void, unenforceable or invalid, then the remainder of this Guaranty, or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid, respectively, shall not be affected thereby, and each provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

        If Guarantor fails to pay any amount payable under this Guaranty when due, interest on such amount shall accrue at the Interest Rate (as such term is defined in the Lease); provided, however, that Landlord shall not be entitled to collect interest under the Lease and interest under this Guaranty for the same underlying obligation.

        This Guaranty shall become null and void and of no further force and effect at such time as all of the obligations of Tenant under the Lease shall have been satisfied.

        IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty as of the ________ day of May, 2000.

ATTEST:                                        KNIGHT - TRIMARK GROUP, INC.


                                               By:
---------------------------------                 ---------------------------
                      , Secretary                 Robert Turner,
                                                  Executive Vice President

(Corporate Seal)

                                    EXHIBIT H

                TERMS AND CONDITIONS OF THE ANTENNA INSTALLATION

1. The Installation. In connection with the conduct of Tenant's business in and from the Premises, and Tenant's use of the Premises for the Permitted Use, Tenant shall have the right, without payment to Landlord of any license fee or other charge therefor, except as is otherwise expressly set forth in Section
39.1 or this Exhibit H, and upon the terms and conditions set forth herein, to install (and thereafter operate, maintain, repair and replace) at Landlord's election either on the roof of the Existing Building or on the roof of the Annex, in the Approved Satellite Dish Area, in a location within the Approved Satellite Dish Area consisting of an area not to exceed more than Tenant's Operating Share of the Approved Satellite Dish Area and to be designated as set forth below (the "Location"), one radio-wave antenna, satellite or microwave dish (collectively, the "Antenna"), related equipment (the "Antenna Equipment"), a supporting structure for the Antenna (the "Support"), and certain conduits, wires and cables in certain portions of the Building to connect the Antenna to certain of Tenant's equipment in the Premises (the "Wiring"). The Antenna, the Antenna Equipment, the Support and the Wiring and peripheral equipment installed in connection therewith are collectively referred to as the "Antenna Installation." The Antenna, the Antenna Equipment and the Support shall fit entirely within the Location. The specifications of the Antenna and the Antenna Equipment shall be more particularly described on a Rooftop Installation Questionnaire in the form of Schedule 1 annexed hereto which Schedule 1 shall be filled out and delivered by Tenant to Landlord prior to the performance of the Antenna Installation.

2. Tenant's Sole Cost. The installation of the Antenna Installation and subsequent operation, maintenance, repair and or replacement thereof during the Term of this Lease shall be at Tenant's sole cost and expense, utilizing such contractors as may be reasonably approved by Landlord.

3. The Location; Plans and Specifications. (a) The actual size, dimensions and area of the Location, the routing of all Wiring in connection therewith (the "Routing") as well as the physical location of any item(s) constituting part of the Antenna Installation shall be subject to Landlord's approval. Tenant hereby agrees that Landlord may require Tenant to utilize a Location within the Approved Satellite Dish Area on the roof of the Building that can be screened from view from the sidewalks adjacent to the Building and the Property, provided, however, that such Location permits uninterrupted reception and transmission for the Antenna.

        (b) Before performing the Antenna Installation, Tenant shall provide Landlord with plans and specifications (collectively, the "Antenna Plans") setting forth the actual dimensions of the Antenna, the Antenna Equipment and the Wiring, as well as the proposed manner of affixing same to the Location and the particular Wiring location/routing for the Antenna Installation, including, without limitation, specifications of the Support as well as the proposed manner of affixing the Support to the roof of the Building at the Location. In addition, the Antenna Plans shall specify whether the Antenna will be used only for transmitting, or only receiving, or for both transmitting and receiving, the detailed particulars thereof specifying the frequency bands(s) which will be utilized and whether the Antenna is capable of using (and whether or not the Antenna or related Antenna Equipment is fitted with) a splitter device permitting multiplexing (i.e., enabling utilization of more than one frequency band). Landlord's written approval of the Antenna Plans shall first be obtained before Tenant shall proceed with any work in connection with the Antenna Installation.

        (c) Tenant agrees that the Antenna Installation and its use shall at all times be in accordance with the provisions of Article 4 (said installations being deemed Structural Alterations), Article 39, this Exhibit H and the Rooftop Installation Questionnaire attached to this Exhibit H as Schedule 1, subject to Landlord's prior approval.

        (d) Tenant acknowledges being advised by Landlord that Landlord may permit third parties to, and may itself utilize various portions of the Building's Available Roof Area for the installation of microwave dishes, satellite communications equipment, whip antennae, TV, radio and other communications equipment (collectively, the "Other Communications Equipment"), and Tenant expressly acknowledges and agrees that the selection of the Location, as well as the selection of the Wiring location/routing to be used in connection therewith, shall be subject to

Landlord's direction and designation as hereinbefore provided in paragraph 2(a) above. If such use by third parties shall interfere with Tenant's reception, Landlord shall cause such third parties to cease such use or shall relocate Tenant's Antenna, at Landlord's expense, so that there will no longer be any interference.

        (e) Tenant covenants and agrees that the Antenna Installation shall be performed in accordance with the Antenna Plans as finally approved by Landlord and subject to any conditions that Landlord may have imposed in connection with its approval of such Antenna Plans, provided that any such conditions do not prevent or interfere with the proper functioning of the Antenna for the purposes of Tenant's business activities in the Premises.

        (f) All costs of the Antenna Installation shall be borne solely by Tenant, including, without limitation: (i) all costs necessary to have the Antenna comply with Legal Requirements; (ii) the amount of any taxes levied on the Antenna Installation; (iii) Landlord's reasonable charges for reviewing any initial or subsequent Antenna Plans which shall be payable by Tenant to Landlord on demand; (iv) Landlord's reasonable charges for providing Building and possibly other supervisory personnel to be in attendance during the installation of the Antenna, any maintenance and repair thereof, as well as the removal thereof; and (v) Landlord's reasonable charges for having Landlord's contractor or representative physically connect the wiring required for the operation of the Antenna to the Building's electrical system and/or to or with any other Building System.

        (g) Tenant shall make no changes to the method or specifications of the Antenna Installation as set forth in the Antenna Plans as finally approved by Landlord (and subject to any conditions imposed by Landlord in connection with such approval), nor shall Tenant make any additions or changes to any of the Wiring in the Building, including, but not limited to, any change in the location of any of the Wiring without, in each instance, first obtaining Landlord's prior written consent.

        (h) Except for changes in frequencies approved by Landlord in accordance with paragraph 4(b) below, Tenant represents that the Antenna and its use shall at all times be in accordance with the Questionnaire attached to this Exhibit H as Schedule 1.

4. Use. (a) The Antenna shall be used by Tenant solely for the transmission and reception of signals to or from the Antenna, in connection with Tenant's business operations in, and the Permitted Uses of, the Premises and no rights to use same shall be granted by Tenant to any third parties, but subject, nevertheless to the provisions of this Section 4. Without limiting the foregoing, Tenant expressly covenants and agrees that in no event will the Antenna be used, or be permitted to be used, for any so called informational or data sale or the commercial carrying of signals by any persons of entities (including any commercial broadcasters) other than Tenant. Tenant covenants that it will use due diligence and reasonable efforts to avoid use of its Antenna that will, in any manner, cause interference with any Other Communications Equipment now or hereafter installed on the roof of the Building or with any communications equipment located in the Building.

        (b) (i) Tenant further expressly covenants and agrees that the Antenna will, throughout the Term, operate on only the fixed channel frequency which Tenant has specified in the Plans submitted to Landlord. In the event Tenant should wish to change the frequency utilized by the Antenna to another or other frequencies (the "Frequency Change"), Tenant shall request Landlord's prior written approval of the Frequency Change on not less than sixty (60) days' prior written notice to Landlord of such desired Frequency Change(s), specifying in said notice the new frequency or frequencies that will be utilized by the Antenna, the date(s) of the desired changes(s) and whether such changed frequency or frequencies will be used for transmission or receiving or both.

                (ii) Landlord hereby agrees not to unreasonably withhold or delay its consent to Tenant's Frequency Change, provided however, that (x) Tenant shall comply with all applicable Legal Requirements regarding any such Frequency Change; (y) Tenant's Frequency Change will not interfere with the use of any Other Communications Equipment then in use on the roof of the Building; and (z) the Frequency Change will not result in, or impose an extra burden on any of the Building Systems.

5. Electricity. Tenant shall pay for any electricity used in connection with the operation of the Antenna, in accordance with Article 13 of this Lease.

6. Expiration of the Term. (a) By no later than the expiration of the Term, Tenant shall remove the Antenna Installation and restore all areas of the Building affected by same, including, without limitation, the Building's roof and the Location as well as any areas to which the Wiring shall have been affixed, to the condition same were in prior to installing Antenna Installation. In the event Tenant fails to so remove all or any part of the Antenna Installation by the expiration or sooner termination of the Term of this Lease, Landlord, upon five (5) days' notice, without being obligated to do so, shall have the right to remove and dispose of all or any part of the Antenna Installation that has not been so removed by Tenant without being required to account to Tenant therefor, as well as to make all repairs of any damage incurred by such removal, including, without limitation, restoration of the roof area which may have been pierced by the Support forming part of the Antenna Installation or any other part of such Antenna Installation.

        (b) Landlord shall also have the right to charge Tenant the cost of such removal, repair and restoration as well as a holdover fee at the rate of $1,000.00 per day for each day or part thereof after the expiration or sooner termination of this Lease, that Tenant shall have failed to entirely remove the Antenna Installation until such time as the Antenna Installation shall have been removed, such holdover fee to be in addition to the amounts required to be paid by Tenant pursuant to Section 1.2 of the Lease.

        (c) Nothing contained herein shall be construed as an express or implied consent to Tenant, or anyone claiming by or under Tenant, remaining in possession of or continuing to use and occupy all or any part of the Building's roof, including the Location, after the expiration or sooner termination of the Term of this Lease.

7. Indemnity. Tenant agrees to indemnify, defend and hold Landlord, all Mortgagees and the Lessors harmless from all claims made by or on behalf of any person or entity for injury to persons or property, death, damage or violation of law arising from the installation, maintenance, operation or removal of the Antenna Installation as well as from all loss, liability, cost and expense (including attorney's fees, court costs and disbursements) in connection therewith.

8. Maintenance and Repair. Tenant, at its sole cost and expense, shall keep the Antenna Installation in good order and condition throughout the Term of this Lease and shall promptly make all repairs thereto as and when necessary. In addition, Tenant, at its sole cost and expense, shall be responsible for all repairs of any damage occasioned to the roof of the Building or any portion of the Building or sidewalks thereof caused or resulting from: (a) the installation and/or maintenance, repair, replacement or removal of the Antenna Installation or any part thereof, or any piercing of the surface of the Building's roof, including, without limitation, any piercing of the roof surface which may result in a leakage of water into other areas of the roof or the Building with resultant damage; or (b) Tenant's wrongful or negligent acts or those of Tenant's agents, employees or contractors in performing any inspection of, or repairs to, or maintenance, replacement or removal of the Antenna Installation or any part thereof.

9. Access. (a) All desired access by Tenant or Tenant's employees, agents or contractors to the Building for purposes of installing, maintaining and removing the Antenna Installation shall first be coordinated with Landlord's Building representative; it being understood that Landlord shall have the right to reasonably prescribe the times when such access shall be afforded Tenant (which may be other than during normal Business Hours) all to the intent and purpose that the normal operation of the Building shall not be disturbed or interfered with. Landlord's charges for overtime elevator service, if required, provided to Tenant shall be paid by Tenant within five (5) days after submission of Landlord's bill therefor. All access by Tenant to the roof and other portions of the Building as well as all installations, repairs and maintenance performed by Tenant in connection with the Antenna Installation shall be subject to the supervision and control of Landlord, and to Landlord's safeguards for the security for the Building, the Building equipment and property and installations of Building tenants, provided, however, Landlord hereby agrees to provide reasonably necessary access to Tenant and its agents to permit Tenant to install, repair, maintain and replace the Antenna. If for any reason Landlord wishes to assign a person to be present when Tenant desires access to the roof, Landlord may charge Tenant a fee for having Landlord's representative in attendance during the period of Tenant's access. Where such representative shall be made available during non-Business Hours or on non-Business Days, the fee shall be computed on a minimum four (4) hour call basis.

        (b) With respect to any repairs to the roof of the Building or to any portions of the Building that may be Tenant's responsibility pursuant to the foregoing provisions hereof, Landlord shall have the right to notify Tenant either before or after receipt of notice from Tenant of desired access to the Building for the purpose of making such repairs, that Landlord elects to itself make such repairs utilizing contractors of Landlord's choosing, including, without limitation, Landlord or affiliates(s) of Landlord, whose charges for performing such work shall be competitive with those of other contractors performing similar work in first-class buildings located in the Comparable Market, subject, however, to providing such documentation as may be reasonably required by Tenant's insurance provisions, and which charges shall be paid directly by Tenant on submission of a bill therefor by Landlord or reimbursed by Tenant to Landlord, if Landlord shall have paid all or part of such charges in the first instance.

        (c) All labor used by Tenant or any of Tenant's agents or contractors in connection with any installation, repair, replacement or other work concerning the Antenna Installation shall be compatible with then existing Building labor. In the event of any labor conflicts between existing Building labor and Tenant's laborers, Tenant shall remove or cause its laborers to leave the Building.

10. No Liability. (a) Landlord shall have no liability to Tenant in the event the Antenna Installation or any part thereof is stolen or damaged from whatever cause, unless such theft or damage is caused by or due to the gross negligence or willful misconduct of Landlord, its agents, servants or employees, or in the event the electric supply to the Antenna Installation is interrupted for any reason, including, without limitation, interruption caused by damage to the Wiring or cable anywhere in the Building, unless such damage to the Wiring or cables results from the gross negligence or willful misconduct of Landlord, its agents, servants and employees.

        (b) Further, Landlord shall not be liable for (i) any such damage caused by other tenants or persons in, upon or about the Building, including the roof thereof, or caused by operations in construction of any private, public or quasi-public work, or (ii) the interference caused by Other Communications Equipment on the Building's roof, or (iii) consequential damages or lost profits arising out of any loss of use of the Antenna Installation or any part thereof by Tenant or any person claiming through or under Tenant.

11. As-Is. Tenant acknowledges that Landlord shall make the Location available to Tenant in its "as-is" condition, as of the Commencement Date. Further, Tenant acknowledges and agrees that Landlord shall have no obligation to perform any work, supply any materials, incur any expense or make any installation in order to prepare the Location for Tenant's use, as provided in this Exhibit H.

12. Insurance. Tenant shall at all times maintain insurance covering the Antenna Installation of the types and in the amounts specified in Article 9 of this Lease.

13. Other Terms and Conditions of Lease. Except as set forth herein, the Antenna Installation shall be governed by all of the terms and conditions of this Lease, including, but not limited to, the provisions of Articles 4 and 39. In the event of any conflict between the terms and conditions set forth in this Exhibit H and the terms and conditions contained in the other portion of this Lease, the terms and conditions set forth in this Exhibit H shall prevail.

                             SCHEDULE 1 TO EXHIBIT H

                       ROOFTOP INSTALLATION QUESTIONNAIRE

Dimensions                                     See Plans Attached

Service Clearance:

Weight:                                        See Plans Attached

Heat Output:

Airflow:

Power Requirements:                            Voltage:
                                               kVa:
                                               Kwh per day:
                                               Wattage:
                                               Phase:
                                               Plug Type:
                                               Power Cord:

Operating Environment:                         Temperature:
                                               Relative
                                               Humidity:

Antenna Type:

Frequency:

Radio Equipment:

                                    EXHIBIT I

             TERMS AND CONDITIONS OF THE EPS GENERATOR INSTALLATION

        1. The EPS Generator Installation. In connection with the provision of EPS to the Premises and Tenant's use of the Premises for the Permitted Use, Tenant shall have the right, without payment to Landlord of any license fee or other charge therefor, except as is otherwise expressly set forth in Article 39 or this Exhibit I, and upon the terms and conditions set forth herein, to install (and thereafter operate, maintain, repair and replace) the EPS Generator at the EPS Generator Location in the EPS Generator Enclosure, the Fuel Tank to be located in the Fuel Tank Location, the Equipment and the EPS Generator Fuel Pipe, all as described in Section 39.2.

        2. Tenant's Sole Cost. The installation of the EPS Generator and subsequent operation, maintenance, repair and/or replacement thereof during the Term of this Lease shall be at Tenant's sole cost and expense.

        3. The Generator Location; the Generator Installation; Plans and Specifications. (a) The actual size, dimensions and areas of the EPS Generator Location, as well as the physical location of any item(s) constituting part of the EPS Generator Installation, shall be subject to Landlord's designation and approval, which in no event shall be smaller or greater than an area necessary to install the EPS Generator and Equipment.

                (b) Before performing the EPS Generator Installation, Tenant shall provide Landlord with plans and specifications (collectively, the "Generator Plans") setting forth the actual dimensions of the EPS Generator and the EPS Generator Installation. Landlord's written approval (not to be unreasonably withheld or delayed) of the Generator Plans shall first be obtained before Tenant shall proceed with any work in connection with the EPS Generator Installation.

                (c) Tenant agrees that Landlord and its agents and employees may have reasonable access to the EPS Generator Location as required for the maintenance, repair or operation of the Building and/or the Building Systems.

                (d) Tenant covenants and agrees that the EPS Generator Installation shall be performed in accordance with the Generator Plans as finally approved by Landlord and subject to any conditions that Landlord may have reasonably imposed in connection with its approval of the Generator Plans, provided that any such conditions do not prevent or interfere with the proper functioning of the EPS Generator. Further the use and operation of the EPS Generator shall be in accordance with Article 4, Article 39 and this Exhibit I.

                (e) All cost of the EPS Generator Installation shall be borne solely by Tenant, including, without limitation: (i) all costs necessary to have the EPS Generator Installation comply with Legal Requirements of the Legal Authorities and/or Environmental Laws; (ii) the amount of any taxes levied on the EPS Generator Installation; (iii) Landlord's charges for reviewing any initial or subsequent Tenant's Plans which shall be payable by Tenant to Landlord within twenty (20) days after demand; and (iv) Landlord's charges in accordance with Section 4.7 of the Lease.

                (f) Tenant shall make no changes to the method or specifications of the EPS Generator Installation as set forth in the Generator Plans as finally approved by Landlord (and subject to any reasonable conditions imposed by Landlord in connection with such approval), without first obtaining Landlord's prior written consent thereto, which Landlord agrees shall not be unreasonably withheld or delayed.

        4. Expiration of the Term. (a) By no later than the expiration of the Term, Tenant shall, at Landlord's option, remove the EPS Generator Installation, and restore all portions of the EPS Generator Location and all areas of the Building (whether outdoors or indoors) affected thereby. In the event Tenant fails to so remove all or any part of the EPS Generator Installation by the expiration or sooner termination of the Term, Landlord, without being obligated to do so, shall have the right to remove and dispose of all or any part of the EPS Generator Installation that has not been so removed by Tenant without being required to account to Tenant therefor, as well as to make all repairs of any damage incurred by such removal, including, without limitation, restoration of the EPS Generator Location which may have been damaged by the weight and/or anchoring of the EPS Generator Installation.

                (b) Landlord shall also have the right to charge Tenant the cost of such removal, repair and restoration as well as a holdover fee at the rate of $1,000.00 per day for each day or part thereof after the expiration or sooner termination of this Lease, that Tenant shall have failed to entirely remove the EPS Generator Installation from the EPS Generator Location until such time as the EPS Generator Installation shall have been so removed, such holdover fee to be in addition to the amounts required to be paid by Tenant pursuant to
Section 1.2 of this Lease.

                (c) Nothing contained herein shall be construed as an express or implied consent to Tenant, or anyone claiming by or under Tenant, remaining in possession of or continuing to use and occupy all or any part of the EPS Generator Location, after the expiration or sooner termination of the Term of this Lease.

        5. Indemnity. Tenant agrees to indemnify, defend and hold Landlord, all Mortgagees and the Lessors harmless from all claims made by or on behalf of any person or entity for injury to persons or property, death, damage or violation of any Legal Requirements, including, but not limited to, Environmental Laws arising from or in connection with the installation, maintenance, operation or removal of the EPS Generator Installation as well as from all loss, liability, cost and expense (including attorney's fees, court costs and disbursements) in connection therewith.

        6. Access. All desired access by Tenant or Tenant's employees, agents or contractors to the Building and/or the EPS Generator Location, for purposes of installing, maintaining and removing all or portions of the EPS Generator shall first be coordinated with Landlord's Building representative; it being understood that Landlord shall have the right to reasonably prescribe the times when such access shall be afforded Tenant (which may be other than during normal Business Hours) all to the intent and purpose that the normal operation of the Building shall not be disturbed or interfered with. All access by Tenant to portions of the Building and the EPS Generator Location as well as all installations, repairs and maintenance performed by Tenant in connection with the EPS Generator Installation, shall be subject to the reasonable supervision and control of Landlord, and to Landlord's safeguards for the security for the Building, the Building equipment and property and installations of Building tenants, provided however, Landlord hereby agrees to provide reasonably necessary access to Tenant and its agents to permit Tenant to install, repair, maintain and replace the EPS Generator in the EPS Generator Location.

                (b) All labor used by Tenant or any of Tenant's agents or contractors in connection with any installation, repair, replacement or other work concerning the EPS Generator Installation shall be compatible with then existing Building labor. In the event of any labor conflicts between existing Building labor and Tenant's laborers, Tenant shall remove or cause its laborers to leave the Building.

        7. No Liability. Landlord shall have no liability to Tenant in the event the EPS Generator Installation or any part thereof is stolen or damaged from whatever cause, unless such theft or damage is caused by or due to the negligence or willful misconduct of Landlord, its agents, servants or employees.

        8. As-Is. Tenant acknowledges that Landlord shall make the EPS Generator Location available to Tenant in its "as-is" condition, as of the Commencement Date. Further, Tenant acknowledges and agrees that Landlord shall have no obligation to perform any work, supply any materials, incur any expense or make any installation in order to prepare the Location for Tenant's use, as provided in this Exhibit I, except for the installation of the EPS Generator Enclosure and related work, at Tenant's cost and expense, as provided in Section 39.2(A) hereof.

        9. Insurance. Tenant shall at all times maintain insurance covering the EPS Generator Installation of the types and in the amounts specified in
Article 9 of this Lease.

        10. Other Terms and Conditions of Lease. Except as set forth herein, the EPS Generator Installation shall be governed by all of the terms and conditions of this Lease, including, but not limited to, Article 4. In the event of any conflict between the terms and conditions set forth in this Exhibit I and the terms and conditions contained in the other portion of this Lease, the terms and conditions set forth in this Exhibit I shall prevail.

                                    EXHIBIT J

               ROOF PLAN OF THE EXISTING BUILDING AND ROOF PLAN OF
                                    THE ANNEX

                                    EXHIBIT K

                        FORM OF THE ESTOPPEL CERTIFICATE
                              [Tenant's Letterhead]

                                                             Date: _____________
Lender

--------------
New York, New York  10017

        Re:  Newport Office Center IV

Ladies and Gentlemen:

It is our understanding that you have committed to place a mortgage upon the subject premises and as a condition precedent thereof have required this certification of the undersigned.

The undersigned, as lessee, under that certain lease dated ___________, made with ________________, as lessor, hereby ratifies said lease and certifies that:

1.      the "Commencement Date" of said lease is _________________; and

2.      the "Rent Commencement Date" of said lease is _________________; and

3. the undersigned is presently solvent and free from reorganization and/or bankruptcy and has unconditionally accepted the leased premises; and

4. the operation and use of the premises do not and will not involve the generation, treatment, storage, disposal or release of a hazardous substance or a solid waste into the environment other than to the extent necessary to conduct its ordinary course of business in the premises and in accordance with all applicable environmental laws, and that the premises are being operated in accordance with all applicable environmental laws, zoning ordinances and building codes; and

5. the initial base rental payable pursuant to the terms of said lease is $___________ per annum; subsequent rent payable per annum under said lease is as follows and further, additional rental pursuant to said lease is payable as follows: ___________________; and

6. said lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (except by agreement(s) dated ___________), and neither party thereto is in default thereunder; and

7. the lease described above represents the entire agreement between the parties as to the leasing of the premises; and

8.      the term of said lease expires on ____________; and

9. all conditions under said lease to be performed by the lessor have been satisfied, including, without limitation, completion of the Phase 1 Base Building Work and all co-tenancy requirements thereunder, if any; and

10. and required contributions by lessor to lessee on account of lessee's improvements have been received, except for tenant improvement costs as follows ______________________ and;

11. on this date there are no existing defenses or offsets, claims or counterclaims which the undersigned has against the enforcement of said lease by the lessor; and

12. no rental has been paid in advance and no security (except the security deposit in the amount of $_____________) has been deposited with lessor; and

13.     lessee's floor area is _____________ square feet; and

14. the most recent payment of current basic rental was for the payment due on _________, 20__, and all basic rental and additional rental payable pursuant to the terms of the lease have been paid up to said date; and

15. the undersigned acknowledges notice that lessor's interest under the lease and the rent and all other sums due thereunder will be assigned to you as part of the security for a mortgage loan by you to lessor. In the event that Lender, as lender, notifies the undersigned of a default under the mortgage and demands that the undersigned pay its rent and all other sums due under the lease to Lender, lessee agrees that it will pay its rent and all such other sums to Lender.

                                               Very truly yours,

                                               ------------------------------
                                               (Lessee)

                                                     By:
                                                          ---------------------
                                                     Its:
                                                          ---------------------

Agreed and accepted with
respect to Paragraph 15
hereof:

[Landlord]

By:
    -------------------------

                                    EXHIBIT L

                   TENANT'S FORM OF CONFIDENTIALITY AGREEMENT

                           [LETTERHEAD OF CONTRACTOR]

                                               ________________, 200__

Knight Securities, L.P.
545 Washington Boulevard
Jersey City, New Jersey

                   Re:      545 Washington Boulevard
                            Jersey City, New Jersey
                            (the "Building")

Gentlemen:

        In connection with your premises at the Building, we have been asked to provide services to you at such premises, for which we will need to gain access to such premises. In connection with such access we may come into contact with confidential information and materials. Due to the confidential nature of all such information and materials, as a condition to our being granted such access, you are requiring that we agree, as set forth herein, to treat with the strictest confidence all information which is not otherwise in the public domain or obtained from third party sources on a non-confidential basis ("Confidential Information") with which we or our partners, owners, employees, advisors, agents and/or representatives or any employees, advisors, agents and/or representatives of such partners or owners (collectively, the "Representatives") come into contact during our presence in your premises.

        We agree that the Confidential Information will be kept confidential by us and our Representatives and will not, except as hereinafter provided, be disclosed to any other person. The term "person" as used in this letter agreement shall be broadly interpreted to include, without limitation, any corporation, company, partnership, individual or other business entity.

        In the event that we or any of our Representatives are required by subpoena, court order or other similar process to disclose any of the Confidential Information, we or such Representatives, as the case may be, shall, prior to complying with such subpoena, court order or similar process, provide you with prompt written notice so that you may seek a protective order or other appropriate remedy. If you fail to obtain a protective order or other appropriate remedy to preclude the disclosure of any of the Confidential Information, you acknowledge that we or the Representative may be required to disclose certain Confidential Information, but shall comply with such subpoena, court order or similar process by providing the minimum of Confidential Information being sought as advised by your legal counsel and the governmental or judicial authority constituting such compliance.

        We hereby agree to indemnify and hold you harmless from and against any and all claims, costs, expenses, damages and liability incurred or suffered, including, without limitation, reasonable attorneys' fees and disbursements, resulting from any disclosure of the Confidential Information in violation of this letter agreement.

        This agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed within such State.

                                               Very truly yours,


                                               [__________________________]


                                               By:
                                                   -----------------------
                                                   Name:
                                                   Title:
                                       L-2

                                   SCHEDULE 1

        LIST AND DESCRIPTION OF THE BUILDING PLANS AND SPECIFICATIONS FOR
                                    THE ANNEX

                                   SCHEDULE 1

        LIST AND DESCRIPTION OF THE BUILDING PLANS AND SPECIFICATIONS FOR
                              THE EXISTING BUILDING

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                                  SCHEDULE 1-A

         LIST AND DESCRIPTION OF BUILDING SERVICE SYSTEMS SERVICING THE
                                    PREMISES

Landlord and its contractor(s) will install in the Building, to service the Premises, the following Building service systems which shall be comparable to those installed in and typically required for a first-class office building in the Comparable Market, including:

        1. a mechanical system with associated electrical and associated control systems serving the Existing Building, but not the Annex for heating, ventilating and air conditioning ("HVAC") from each of two (2) 63 ton (minimum) air conditioning units equipped with 68 KW electric heating coils for morning warm-up serving each floor of the Premises located in the Existing Building. Installation shall include all required smoke detectors, smoke dampers and controls for smoke purge system. Each floor of the Existing Building, and floors 2 and 4 of the Annex and the perimeter of the wall of the double height premises of said floors 2 and 4 where floors 3 and 5 would otherwise be situated in the Annex respectively, shall have electric perimeter wall mounted baseboard heating units serving the Building. The ventilation system in the Existing Building shall include an outside air system designed to provide outside air at 20 cfm per person served by variable speed drive fans available to Tenant 24 hours a day 7 days a week (with Tenant to pay for all costs associated with use on non-Business Days and after Business Hours, as provided in the Lease). Variable air volume air distribution is to be provided by Tenant at Tenant's expense. All mechanical equipment installed by Landlord shall have variable speed drives, except for Building's cooling towers, primary pumps, toilets, toilet exhaust fans, stairway pressurization fans and all custodial closets fans. The system shall have high turn down ratios and be available 24 hours a day 7 days a week (at Tenant's expense where provided in the Lease). The HVAC System will include cooling towers, plate and frame heat exchangers, winter free cooling cycle created by a closed loop condenser water system as per the Building Plans. All base Building systems are to have D.D.C. controls. Tenant may install the D.D.C. controls into Landlord's BMS system, as part of Tenant's Initial Alterations, at Tenant's expense. The BMS System will have the ability to control and monitor the Tenant's D.D.C. devices, tied into the BMS System, at one (1) data gathering point per floor, as selected or determined by Landlord. The base Building HVAC system shall service the elevator machine rooms (including those machine rooms servicing the Tenant's three (3) dedicated elevators) and the base Building electrical closets (including those on Tenant's floors in the Premises) will be ventilated to the extent required by the Code.

        2. Landlord will purchase and install, on the roof of the Annex, in a location acceptable to Landlord and Tenant, and thereafter provide power to the unit, the following described self-contained, rooftop, factory pre-fabricated air conditioning unit either (x) two units of approximately 250 tons each, or (y) one custom penthouse unit of approximately 500 tons which will be capable of serving the Annex (the "Annex A/C Unit"). The Annex A/C Unit shall incorporate a service vestibule suitable for mounting of VFD's and controls. Air cooled, screw compressors (minimum of four compressors), variable air volume, blow-through type supply air handling units shall be provided and located on the rooftop. The Annex A/C Unit will be equipped with 2" throw-away prefilters, 85% efficiency cartridge type after filters, tight shut-off motorized maximum and minimum air intake dampers, recirculating dampers, direct expansion coil, multiple vane-axial or plug fan with inverter drive, plug powered return air fan with matching inverter drive, sound traps at inlet and outlet of VAV supply and return fans, acoustically lined dual sheet metal housing for fan and sound trap assemblies (including ceiling, sides and floor), coated galvanized steel drip pan, trapped condensate drain, access doors controls, electric feeders and disconnect connection to the fire alarm system, etc. Electric heating coil capacity designed as per heating/load requirements submitted by the Tenant to Landlord and perimeter wall mounted base board heating units described in #1 shall be installed by Landlord (the "Annex Heating System"). Tenant shall be responsible for payment of all electric costs required to use and operate the Annex Heating System. Landlord will install a checkmeter within the Annex or elsewhere in the Building, in the Building's meter rooms to measure Tenant's consumption of electricity or the use and operation of the Annex Heating System. Landlord will be responsible to pay up to $575,000 towards the purchase and installation of the Annex A/C Unit, and Tenant will be responsible for the payment of any

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amount in excess of $575,000 for the equipment. Any excess amount for this Annex
A/C Unit shall be billed to Tenant and shall be due and payable to Landlord, as Additional Rent.

        3. sprinkler systems shall include hydraulically sized sprinkler loop including tamper and flow switches tied to the fire alarm system for eventual Tenant branch connections, at a minimum height as provided herein. Drain line adjacent to the riser. The fire standpipe is to be configured and pressurized for full Building sprinklerization. All rooms with pumping stations and fire reserve tanks within or immediately above the Premises to be waterproofed and have floor drains. All core areas, except passenger elevator lobby, electric and data/telephone closets to be sprinklered as part of Landlord's Work, if required by the Code.

        4. fire alarm and communication system (including the required number of speakers, pull stations, strobes, base Building duct detectors and fire smoke dampers at the core walls, as required by the Code, and warden's stations on each floor of the Premises as shown on the Building Plans, or as required by the Code, all of which shall be ADA compliant). All core areas requiring smoke detectors, including passenger elevators lobby, shall contain smoke detectors as part of Landlord's Work. The system shall have extra connection points in the data gathering panels so that Tenant, at its own expense, may add additional speakers per floor, as well as strobes, smoke detectors, duct detectors, fan shutdowns, door releases, etc. Landlord shall provide a total of ten (10) supervised hardware control output points and digital hardware input points per floor, for Tenant's connection, at Tenant's expense, which will not exceed the amount of $85.00 per point, to the fire alarm system in addition to those installed for base Building use.

        5. Landlord will install an electrical system with bus duct risers as per Building Plans. Each electrical room on each floor of the Building (2 per floor) has a 600 amp tap on a bus duct which feed power, lighting and distribution panels; K-4 transformers (with 200% neutrals on the 120/208 volt side only) and a submeter in each electrical closet from which such floor can be served. Electrical closets are shown on the Building Plans. Tenant shall pay for any additional structural or mechanical costs in connection with Tenant's installation of any additional distribution panels and transformers. The power shall be available for Tenant's power requirements inclusive of any power required for base Building HVAC equipment and the hot water hearers. As part of the overall power allotment, Landlord shall provide for the electrical service in the Annex a dedicated 277/480 volt 4,000 ampere service switch for Tenant's exclusive use in the Building's electric switchboard room. Landlord shall install a 5,000 ampere service switch for Tenant's exclusive use upon payment to Landlord of an additional $28,000.00 for the additional costs to be incurred in providing the above switch.

        6. basic condenser water system and for Tenant's supplemental HVAC requirements 3" valved and capped outlet shall be provided not exceeding 2 GPM per ton, on each floor of the Premises accommodating 38 tons per floor. Under maximum conditions, secondary water enters at 88DEG. F and leaves at 103DEG. F. Tenant may exceed 38 tons per floor so long as Tenant does not exceed the aggregated limits on condenser water stated in Article 24 of the Lease. If additional riser taps are needed, such additional taps shall be at Tenant's expense, as provided on Schedule 3.

        7. domestic water system, providing cold water through risers and stacks on each floor of the Premises as per Building Plans. Hot water in all base Building toilet rooms and janitors closets will be provided through Building standard electric hot water heaters provided by Landlord.

        8. gas service available from the gas meter located in the loading dock of the Building. Landlord shall provide a route from the gas meter room to the Premises, at Landlord's designation, for installation by Tenant of Tenant's gas riser.

        9. an emergency generator system to power (i) all base Building systems as required by the Code, (ii) emergency lighting in the stair towers,
(iii) provided 1/4 watt demand load per useable square foot for Tenant emergency lighting to the extent required by Code, (iv) life safety and (v) the Building security system, which emergency generator system shall be maintained with sufficient fuel for 24 hours of operation (Tenant acknowledges that Landlord is providing emergency generator back-ups to Tenant without compensation or other consideration and Tenant hereby agrees to irrevocably waive and release Landlord from any and all obligations or liability whatsoever for any damage, cost or expense incurred by or on behalf of Tenant due to,

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or caused by, the failure or inability of such system to provide service to
Tenant even if caused by Landlord's acts or negligence). The following Building systems (except for item (g) below which is a Tenant system, and the lights, hook-up, etc. which are to be installed at Tenant's expense) shall be connected to the emergency generator and serviced on a first priority basis: (a) one elevator per bank, plus one freight elevator (for a total of three (3)), (b) fire pumps, (c) base Building telephone equipment in frame room, (d) fire alarm system, (e) stair and egress lighting, (f) lighting in telephone and electrical closets, (g) 1/4 watt per useable square foot for Tenant emergency lighting, (h) smoke exhaust fans, (i) air compressors, and (j) security system. The following additional Building systems shall be serviced by Tenant's emergency generator at Tenant's sole cost and expense, as a second priority: (A) elevator machine room air-conditioning units, (B) toilet exhaust fans, (C) house pumps and booster pumps, (D) two cooling tower fans, (E) three (3) condenser water pumps (one primary, one secondary and one stand-by, with automatic switch-over), (F) one make-up water pump.

        10. in addition to the air quantity being exhausted by the Building's general exhaust system, a floor smoke purge system sized by floor in accordance with Code capable of exhausting the air quality required under Code.

        11. a Building Management System ("BMS") in accordance with the Building Plans and the Lease.

        12. a computerized Building's security system in the Building's lobby.

        13. the base Building telecommunications infra-structure shall be capable of being served by Tenant's multiple service providers, including, without limitation, Bell Atlantic, and any other telecommunications service provider engaged by Tenant. Fiber shall be brought to the Building for Tenant's use at Tenant's expense.

        14. the Building grounding system shall be required only to be grounded to steel. Tenant shall have the right to install (at its cost and expense) a dedicated grounding system to serve the Premises.

        15. toilet rooms on each floor in the Existing Building exhausted at a minimum of 6 changes per hour including fixtures, finishes and plumbing as per plans. (core toilets to be ADA compliant).

        16. not less than two (2) telecommunications closets on each floor in the core of the Existing Building for use by Tenant as per Building Plans. Tenant shall be entitled to Tenant's Operating Share of each telephone closet. Tenant shall have the right (at Tenant's sole cost and expense) to install sleeves within the two (2) closets. Tenant shall be permitted to use the core telephone closets in the location shown on the Building Plans on all floors within the Premises to mount Tenant's data and communications equipment provided Tenant leaves sufficient access to the conduit riser pathway within such closet, and performs such work in accordance with Code.

        17. custodian's closet in the core on each floor of the Building as per Building Plans.

        18.     Building exits as required by the Code.

        19. Tenant may provide at Tenant's expense, electric strikes tied to the Building's fire alarm system, on all base Building stair doors in the Premises. Tenant shall have the right (at Tenant's sole cost) to install card readers to unlock the doors. All final work tied into the Building's fire alarm panel is to be performed by Landlord's designated contractors at Tenant's expense.

        20.     loading docks in accordance with the final Building Plans.

        21. elevators (passenger and freight), including three (3) additional dedicated elevators for Tenant's exclusive use with 4,000 lbs. capacity. Freight cars to be of 5,000 lbs. capacity and the other passenger elevators to be of 3,500 lbs. capacity.

        22. lobby and other common areas, including core layouts to be as per final Building Plans.

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        23.     all base Building installations shall be as high as possible but shall not be lower than 9'9" above the floor slab for the Existing Building (21'0" for the Annex), provided, however, that any Tenant requesting infrastructure changes do not interfere with such base Building installations.

        24. ambient noise levels shall not exceed N.C. - 40 within 15' of a mechanical room and N.C. - 35 in other parts of the Premises.

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                                   SCHEDULE 2

         DESCRIPTION OF THE BASE BUILDING WORK FOR THE PREMISES LOCATED
                          WITHIN THE EXISTING BUILDING

Landlord will provide or install the following work, materials, systems or equipment in the Premises at Landlord's sole cost and expense:

                           PHASE 1 BASE BUILDING WORK

1. The heating, ventilation and air conditioning distribution main duct which shall terminate outside the wall of the mechanical equipment rooms on each floor, and shall be installed tight to the floor slab above, and provide for the installation by Tenant of VAV mixing boxes and flexible ductwork. Heating in the Premises will be provided by automatically controlled weather compensated electric perimeter baseboard, meeting the performance criteria on Exhibit D.

2. Two Variable Air Volume ("VAV") air conditioning units on each floor of the Premises.

3. Temporary electrical service to the Premises sufficient to permit Tenant to perform Tenant's Initial Alterations.

4. Interior surfaces of the Building's exterior walls finished in drywall, taped, spackled, and sanded. Drywall shall extend from slab to slab as shown on the Building Plans, except on columns where sheetrock will terminate above finished ceiling height.

5. All interior Building columns finished in drywall, taped, spackled and sanded. Drywall/sheetrock will terminate above finished ceiling height.

6. An automatic sprinkler system main loop fully completed on each floor of the Premises.

7. Floor slabs with flash patched concrete finish, reasonably level prepared for Tenant's carpet installation; all vertical penetrations shall be sealed.

8. Connection "stub outs" available for vent and cold water at all wet columns and hot water at the bathrooms on each floor.

9. Fire-proofing of all interior and exterior columns in the Premises completed in accordance with applicable Legal Requirements.

10.     Core walls within the Premises shall be present.

11. Temporary bathrooms/portable toilets to be provided for Tenant's workmen.

12. Outside building hoist(s) operational. Said hoist(s) shall be removed from the exterior when no longer needed.

                           PHASE 2 BASE BUILDING WORK

1. All common areas of the Building, including common corridors and common elevator lobbies, finished in a Building-standard manner.

2. All public restrooms on floor of the Premises completed in a Building-standard manner and meeting all physically challenged (ADA) requirements.

3. Connection points installed on each floor of the Premises for fire alarm system. The complete core fire detection system will be installed, operating and tested in accordance with NFPA requirements.

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4.      Fire-proofing of all shaftways, elevator and other applicable Building core areas completed in accordance with applicable Legal Requirements.

5. Electrical service to the electrical closet on each floor of the Premises, with 120/208 volt power panels and circuit breakers in place, along with an insulated grounding system, and 277/480 volt power panels and circuit breakers in place per plans and specifications.

6. Completed automatic sprinkler system main loop on each floor of the Premises, fully operational and tested in accordance with NFPA requirements.

7. Electrical connections, control wiring and plumbing connections for the A/C System units.

8.      Balance Building air conditioning units (Condenser Water Only).

9.      Test and commission the fire alarm system.

10.     Continuity test all switchboard.

11. Hung ceiling in core bathrooms only, containing Building-standard accessible acoustic tile ceiling, except where gypsum board or plaster ceilings are included. Access doors of sufficient size and quantity, as required by good construction practices, will be installed in accessible ceiling areas.

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                                   SCHEDULE 2

         DESCRIPTION OF THE BASE BUILDING WORK FOR THE PREMISES LOCATED
                                WITHIN THE ANNEX

Landlord will provide or install the following work, materials, systems or equipment at Landlord's sole cost and expense:

                           PHASE I BASE BUILDING WORK

1. The heating, ventilation and air conditioning ("HVAC") units servicing the Premises in the Annex, mounted on the roof of the Annex, as provided in
Schedule 1-A. Heating in the Premises will be provided by the Annex Heating System described in Schedule 1-A.

2. Temporary electrical service to the Premises sufficient to permit Tenant to perform Tenant's Initial Alterations.

3. Interior surfaces of the Building's exterior walls finished in drywall, taped, spackled, and sanded. Drywall shall extend from slab to slab as shown on the Building Plans.

4. All interior Building columns finished in drywall, taped, spackled and sanded. Drywall sheetrock will terminate above finished ceiling height.

5. An automatic sprinkler system main loop fully completed, on each floor of the Premises.

6. Floor slabs with flash patched concrete finish, reasonably level prepared for Tenant's carpet installation; all vertical penetrations shall be sealed.

7. Outside building hoist(s) operational. Said hoist(s) shall be removed from the exterior of the Building when no longer needed.

                           PHASE 2 BASE BUILDING WORK

1. All common areas of the building, including common corridors and common elevator lobbies, finished in a Building-standard manner.

2. Connection points installed on each floor of the Premises for fire alarm system.

3. Electrical service to be supplied at Building's switchboard room, no later than ninety (90) days prior to substantial completion of the Phase 2 Base Building Work. Tenant shall have a 5,000 amp service switch in the electrical switchroom, for Tenant's exclusive use, subject to the payment therefor described on Schedule 1-A.

4. Electrical connections to be installed for the HVAC unit, no later than sixty (60) days prior to substantial completion of the Phase 2 Base Building Work.

5. Completed automatic sprinkler system main loop on each floor of the Premises fully operational and tested in accordance with NFPA requirements.

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                                   SCHEDULE 3

            OVERTIME COSTS FOR THE TWELVE MONTH PERIOD FOLLOWING THE
                                COMMENCEMENT DATE

I.     Use of Freight Elevator Manned:

       Monday - Friday 8:00 A.M. - 6:00 P.M. - no charge

       All other times $      per hour per elevator

II.    Non-Business Hours/Non-Business Days Heat:

       The temperature set back for non-Business Hours and on non-Business Days will be 60DEG. F. Tenant will pay $ per hour per floor of the Premises to increase the set back temperature of 60DEG. F. to 70DEG. F., such charge to be adjusted periodically, based on changes in the Building's electric rate charged Landlord by the public utility company.

III.   Air Conditioning:

       Monday - Friday 8:00 A.M. - 6:00 P.M. and Saturday 8:00 A.M. - 1:00 P.M.-

       All other times $ per hour per AC unit; provided, however, such amount shall be $ per hour per AC unit if the user is the Tenant named herein.

       Monday - Friday 6:00 P.M. - 9:00 P.M. and 6:00 A.M. - 8:00 A.M.-.

       All other times: $ per hour per man, provided that (a) such cost shall be shared with any other tenants simultaneously using the same service, (b) if Landlord has sufficient advance notice and such use is regularly scheduled, Landlord will endeavor to reduce such rate to its cost, and
       (c) there shall be no charge if Tenant employs an engineer that is reasonably acceptable to Landlord, and Tenant, at Tenant's cost and expense, installs Building monitoring equipment which will enable Tenant's on-site engineer to monitor Landlord's air-conditioning and condenser water systems.

IV.    Supplementary Building Labor Charges:

       Engineer                   $   /HR/Man

       Porter                     $   /HR/Man

       Guard                      $   /HR/Man

V.     Condenser Water Charge:

       $   /Yr./Ton           At all times

       Add Labor @ $ /HR except Monday - Friday 6:00 A.M. - 9:00 P.M. and Saturday 8:00 A.M. - 1:00 P.M. provided that (a) such cost shall be shared with any other tenants simultaneously using the same service, (b) if Landlord has sufficient advance notice and such use is regularly scheduled, Landlord will endeavor to reduce such rate to its cost, and
       (c) there shall be no charge if Tenant employs an engineer that is reasonably acceptable to Landlord, and Tenant, at Tenant's cost and expense, installs Building monitoring equipment which will enable Tenant's on-site engineer to monitor Landlord's air-conditioning and condenser water systems.

VI.    Condenser Water Hook Up Charge:

       $   per cap

VII.   Condenser Water Reservation Charge:

       $   /Yr./Ton

VIII.  Use of the Loading Dock:

       Monday - Friday 8:00 A.M. to 6:00 P.M. -
       All other times $  per hour.

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                                   SCHEDULE 4

                        LISTING OF LESSORS AND MORTGAGEES
                      EXISTING AS OF THE DATE OF THIS LEASE

1. NOC IV Land Associates LLC, a New Jersey limited liability company, as successor-in-interest by merger pursuant to a Certificate of Merger dated as of April 25, 2000 filed in the Office of the Secretary of State, State of New Jersey, on April 26, 2000, to Beverly Hill NOC IV Land LLC, Nebraska NOC IV Land LLC, LOGO NOC IV Land LLC, New Yorker NOC IV Land LLC, NOC IV Land Associates LLC, RSL NOC IV Land LLC, SJL Atlantis NOC IV Land LLC, Sycamore NOC IV Land LLC and Westport Realty NOC IV Land LLC, as tenants-in-common and each a New Jersey limited liability company, as the ground lessor under a ground lease dated as of July 1, 1999 with Newport Office Center IV Co., LLC;

2. Newport Office Center IV Co., LLC, a New Jersey limited liability company, the lessor under a certain sublease dated as of July 1, 1999 with NOC IV Urban Renewal Co., LLC; and

3. NOC IV Urban Renewal Co., LLC, a New Jersey limited liability company, the lessor under a certain subleaseback dated as of July 1, 1999 with Newport Office Center IV Co.

There is no Mortgagee of the Property existing as of the date of this Lease.

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                                   SCHEDULE 5

           RENTABLE SQUARE FEET OF EACH OFFICE FLOOR OF THE BUILDING*

                    22nd FLOOR                     39,419 RSF
                    21ST FLOOR                     39,419 RSF
                    20TH FLOOR                     39,419 RSF
                    19TH FLOOR                     39,419 RSF
                    18TH FLOOR                     39,419 RSF
                    17TH FLOOR                     39,419 RSF
                    16TH FLOOR                     39,419 RSF
                    15TH FLOOR                     38,161 RSF
                    14TH FLOOR                     38,161 RSF
                    12TH FLOOR                     38,736 RSF
                    11TH FLOOR                     38,736 RSF
                    10TH FLOOR                     38,736 RSF
                    9TH  FLOOR                     38,736 RSF
                    8TH  FLOOR                     38,736 RSF
                    7TH  FLOOR                     38,736 RSF
                    6TH  FLOOR                     38,736 RSF
                    5TH  FLOOR                     38,736 RSF
                    4TH  FLOOR                     66,963 RSF
                    3RD  FLOOR                     38,736 RSF
                    2ND  FLOOR                     63,162 RSF

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* Measurements are based on REBNY Standards